UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23341

Name of Fund:	BlackRock Funds IV
BlackRock Systematic Multi-Strategy Fund

Fund Address: 100	Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds IV,

    55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2021

Date of reporting period: 12/31/2021

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

DECEMBER 31, 2021

2021 Annual Report

BlackRock Funds IV

•	BlackRock Systematic Multi-Strategy Fund

BlackRock Funds V

•	BlackRock Sustainable Emerging Markets Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of December 31, 2021 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, a rapid rebound in consumer spending pushed up against supply constraints and led to elevated inflation.

Equity prices rose with the broader economy, as the implementation of mass vaccination campaigns and passage of an additional fiscal stimulus package and infrastructure bill further boosted stocks. In the United States, both large- and small-capitalization stocks posted a strong advance, and many equity indices neared or surpassed all-time highs late in the reporting period. International equities from developed markets also gained, although emerging market stocks declined, pressured by a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, outpacing investment-grade corporate bonds, which declined.

The Fed maintained accommodative monetary policy during the reporting period by maintaining near-zero interest rates and by asserting that inflation could exceed its 2% target for a sustained period without triggering a rate increase. However, the Fed’s tone shifted late in the year, as it reduced its bond-buying program and used its market guidance to raise the prospect of higher rates in 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the Delta and Omicron variants of the coronavirus remain a threat, particularly in emerging markets. While we expect inflation to abate somewhat as supply bottlenecks are resolved, we anticipate that inflation will remain higher than the pre-COVID norm. The Fed is poised to raise interest rates next year in response, but the Fed’s policy shift means that tightening is likely to be less aggressive than what we’ve seen in previous cycles.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment as the Chinese economy slows. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	11.67%	28.71%
U.S. small cap equities (Russell 2000® Index)	(2.31)	14.82
International equities (MSCI Europe, Australasia, Far East Index)	2.24	11.26
Emerging market equities (MSCI Emerging Markets Index)	(9.30)	(2.54)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	0.44	(3.68)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	0.06	(1.54)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.52	1.77
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	1.59	5.26
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Investment Objective

BlackRock Systematic Multi-Strategy Fund’s (the “Fund”) investment objective is to seek total return comprised of current income and capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund outperformed both of its benchmarks, the ICE BofA 3-Month U.S. Treasury Bill Index and the Bloomberg U.S. Aggregate Bond Index.

What factors influenced performance?

The largest contributor to the Fund’s relative performance was the defensive equity strategy, which benefited from the strategy’s ability to generate positive returns when equity markets were falling, or defensive alpha. This was most notable in January and November 2021, as the strategy delivered positive returns despite sell-offs in the broader equity markets. In addition, the defensive equity strategy proved during the period that its focus on credit could successfully navigate inflationary environments with rising interest rates by taking advantage of the increased dispersion within the equity markets. The directional asset allocation (“DAA”) strategy also delivered strong performance despite rising inflationary concerns and the scarcity of returns from fixed-income assets.

All three strategies contributed to performance during the period. The macro strategy saw positive returns and delivered its best performance in November 2021, providing a complementary source of return as the DAA strategy struggled.

The Fund held derivatives during the period as a part of its investment strategy. Derivatives are used by the investment adviser to obtain exposure to and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Fund. Standalone performance impact from derivatives used to manage risk can be taken out of context and may not necessarily portray the total performance impact of the affected position. The Fund’s use of derivatives, primarily through U.S. Treasury futures, currency forwards, options and swaps, had a positive impact on performance for the period.

Describe recent portfolio activity.

The Fund continued to apply its systematic investment approach, which combines asset allocation, defensive equity long/short alpha, and macro strategies across diversified asset classes. The Fund seeks to provide diversified alpha sources for balanced, consistent returns over time through various market conditions.

For most of the period, the Fund’s regime model reflected expansionary conditions, as the economic reopening led to a broader recovery. The Fund increased risk further in the first quarter of 2021, boosting dividend equity exposure from 8% to 11%. At the same time, it reduced exposure to mortgage-backed securities (“MBS”) as rising rates raised the threat of duration extension within the asset class and as the Fed contemplated its tapering of MBS purchases. Overall, the Fund’s positioning reflects the view that the economy is entering the later stages of the business cycle, as the Fed has recognized that inflation is not transitory. With rising inflation as an early warning sign of a regime shift, the Fund reduced risk asset allocations in the DAA strategy in December 2021. The Fund also reduced high-yield and dividend equity exposure in light of these early signals, which imply a poor risk-reward environment for positions more suitable for a mid-cycle expansion.

The Fund continued to use leveraged strategies, which involve holding cash in order to back investments in to-be-announced mortgage derivative securities. Despite having a reported cash position exceeding 5%, the Fund’s investable cash position is negative due to unsettled forward transactions on derivatives. The Fund’s cash position did not have a material impact on Fund performance.

Describe portfolio positioning at period end.

The Fund ended the period with measured allocations to dividend equities and high-yield securities that reflected positioning for a late-cycle economic environment. Overall, this approach is expected to allow the Fund to continue to prove its value as a fixed-income alternative. End-of-period positioning continued to reflect the desired structure of the portfolio to generate a strong risk-adjusted return with a focus on downside protection.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Fund Summary as of December 31, 2021 (continued)	BlackRock Systematic Multi-Strategy Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on May 19, 2015.

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

(b)

The Fund invests in a range of global asset classes, with a focus on fixed and floating rate debt securities and equity securities. On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	An unmanaged index that measures returns of 3-month Treasury Bills.

(d)

Bloomberg U.S. Aggregate Bond Index (formerly Bloomberg Barclays U.S. Aggregate Bond Index), a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Performance

	Average Annual Total Returns(a)(b)
	1 Year		5 Years		Since Inception(c)
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	6.19%	N/A	5.94%	N/A	4.79%	N/A
Investor A	5.85	1.61%	5.69	4.83%	4.54	3.90%
Investor C	5.18	4.18	4.91	4.91	3.76	3.76
Class K	6.28	N/A	5.97	N/A	4.81	N/A
ICE BofA 3-Month U.S. Treasury Bill Index	0.05	N/A	1.14	N/A	0.92	N/A
Bloomberg U.S. Aggregate Bond Index	(1.54)	N/A	3.57	N/A	3.13	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Alternative Capital Strategies Fund (the “Predecessor Fund”), a series of BlackRock FundsSM, through a tax-free reorganization (the “Board Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Board Reorganization.

(c)	The Fund commenced operations on May 19, 2015.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

F U N D S U M M A R Y	5

Fund Summary as of December 31, 2021 (continued)	BlackRock Systematic Multi-Strategy Fund

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.40	$4.84		$1,000.00	$1,020.42	$4.84		0.95%
Investor A	1,000.00	1,019.10	6.11		1,000.00	1,019.16	6.11		1.20
Investor C	1,000.00	1,015.40	9.86		1,000.00	1,015.43	9.86		1.94
Class K	1,000.00	1,021.40	4.23		1,000.00	1,021.02	4.23		0.83

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Net Assets
U.S. Government Sponsored Agency Securities	51%
Corporate Bonds	33
Money Market Funds	25
Non-Agency Mortgage-Backed Securities	10
Common Stocks	6
Asset-Backed Securities	2
Investment Companies	2
U.S. Treasury Obligations	— (b)
Capital Trust	— (b)
TBA Sale Commitments	(7)
Liabilities in Excess of Other Assets	(22)

INDUSTRY ALLOCATION

	Percent of Total Investments(c)
Industry	Long	Short	Total
Consumer Discretionary	6%	5%	11%
Financials	8	2	10
Industrials	5	3	8
Health Care	5	2	7
Energy	4	2	6
Information Technology	3	2	5
Communication Services	3	2	5
Materials	3	2	5
Consumer Staples	3	1	4
Utilities	2	2	4
Real Estate	2	1	3
Other(d)	32	—	32
	76%	24%	100%

(a)	Excludes underlying investment in total return swaps.

(b)	Rounds to less than 1% of net assets.

(c)	Total investments include the gross values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities and TBA sale commitments.

(d)

Consist of Asset-Backed Securities (1%), Investment Companies (1%), Non-Agency Mortgaged-Backed Securities (5%), U.S. Government Sponsored Agency Obligations (25%) and U.S. Treasury Obligations (less than 1%).

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Fund Summary as of December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund

Investment Objective

BlackRock Sustainable Emerging Markets Bond Fund’s (the “Fund”) (formerly known as BlackRock Emerging Markets Bond Fund) investment objective is to seek total return, while seeking to maintain certain environmental, governance and social (“ESG”) characteristics, climate risk exposure and climate opportunities relative to the Fund’s benchmark.

On June 9, 2021, the Board of Trustees of the Trust (the “Board”) approved a change in the name of the Fund from BlackRock Emerging Markets Bond Fund to BlackRock Sustainable Emerging Markets Bond Fund. The Board also approved certain changes to the Fund’s investment objective, investment strategies and investment process. In addition, the investment adviser has changed the benchmark indices against which the Fund compares its performance. These changes became effective on October 15, 2021.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended December 31, 2021, the Fund’s Institutional and Class K Shares outperformed its newly added benchmark, the J.P. Morgan ESG Emerging Markets Bond Index Global Diversified Index. For the same period, the Fund’s Class K Shares outperformed its primary benchmark, the J.P. Morgan Emerging Markets Bond Index Global Diversified Index, while the Fund’s Institutional Shares underperformed.

The Fund transitioned from an absolute return strategy to a sustainability strategy in the fourth quarter of 2021, leading to the Fund being repositioned in line with its new strategy.

What factors influenced performance?

Emerging market bonds suffered negative returns in 2021, with much of the weakness occurring in the first quarter of 2021 in response to a sharp rise in U.S. Treasury yields. The asset class recovered somewhat in the span from early March to mid-September, but it then turned lower once again as rising inflation prompted the Fed to adopt a more hawkish tone. In addition, the emergence of the Omicron variant of COVID-19 pressured higher-risk assets across the globe. While emerging market debt rebounded in December 2021, the gain was insufficient to make up for the earlier downturn.

Consistent with this challenging environment, the Fund posted a negative absolute return in 2021. The Fund’s overweight in Ukraine, which was hurt by tensions with Russia, late in the year, was largest detractor from performance. An overweight in Ghana also detracted, as the country underperformed due to concerns about its fiscal deficit in 2022. An overweight in Egypt, which lagged primarily as a result of supply-and-demand factors in the market, further detracted from relative performance.

On the positive side, the Fund’s out-of-benchmark positioning in emerging market currencies was a key contributor. A short position in the Turkish lira added value due to the currency’s sharp decline in 2021. An underweight in Turkey’s bond market also helped results. The country was impacted by several idiosyncratic events in 2021, including the firing of its central bank governor and its unconventional approach to handling rising inflation. The Fund held a legacy position in the bonds of Petróleos de Venezuela, SA, which added to performance following news that the government is looking to swap a stake in a Caribbean refinery to settle some of its obligations. The bonds were liquidated as part of the Fund’s transition to a sustainability strategy. Overweight positions in Angola and Oman further contributed to results.

During the period, the Fund used derivatives to manage risk and/or take outright views on interest rates, credit risk and/or the foreign exchange markets. The Fund’s effort to manage interest-rate risk using U.S. Treasury futures contributed in the first half of the year but detracted thereafter. The Fund’s overall use of derivatives was a net positive, predominantly as a result of the out-of-benchmark currency positioning.

Describe recent portfolio activity.

At the start of the year, the Fund was positioned for a reflationary macroeconomic environment with a beta above 1.0 (i.e., an above-average sensitivity to market movements). The investment adviser subsequently reduced risk by trimming some of the portfolio’s core higher-yielding positions, such as Egypt. In the second quarter of 2021, the investment adviser decreased risk further in response to the Fed’s more hawkish tone. During this time, the Fund’s positions in Ghana, Qatar and Turkey were reduced. In the currency space, the Fund took profits in the South African Rand and Brazilian Real, and it fully closed out its positions in frontier-market currencies.

The investment adviser reduced the Fund’s cash position during the second half of 2021, as sovereign issues began to look more attractive due to widening yield spreads. In particular, it increased the portfolio’s weightings in Ukraine and Gabon. However, the investment adviser pared back risk again late in the third quarter of 2021 as volatility picked up. In the fourth quarter of 2021, the investment adviser increased the Fund’s short position in Turkey and reduced its overweight in Ukraine due to the news about Russia. The investment adviser also decreased the portfolio’s currency exposure following a strong rally in late November.

Describe portfolio positioning at period end.

Ukraine, Romania and Oman were the Fund’s largest overweights, and Malaysia, China and the Philippines were its most significant underweights.

The Fund’s beta was slightly higher than the benchmark as of December 31, 2021, while its duration was below that of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of December 31, 2021 (continued)	BlackRock Sustainable Emerging Markets Bond Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

The Fund commenced operations on July 27, 2017.

(a)	Assuming transaction costs and other operating expenses, including investment advisory fees.

(b)

The Fund invests primarily in a portfolio of fixed-income securities of issuers located in or tied economically to emerging market countries that are predominantly denominated in U.S. dollars and derivatives with similar economic characteristics. The Fund’s total returns for the period beginning on the date of the Reorganization (as defined below) and ended on October 14, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name “BlackRock Emerging Markets Bond Fund.” On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of BlackRock Emerging Markets Bond Fund (the “Predecessor Fund”), a series of BlackRock Funds II, through a tax-free reorganization (the “Reorganization”). The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)

An unmanaged, market-capitalization weighted, total-return index tracking the traded market for U.S.-dollar-denominated Brady bonds, Eurobonds, traded loans, and local market debt instruments issued by emerging market sovereign and quasi-sovereign entities.

(c)

An index that tracks liquid, U.S. dollar emerging market fixed and floating-rate debt instruments issued by sovereign and quasi-sovereign entities. The index applies an ESG scoring and screening methodology to tilt toward issuers ranked higher on ESG criteria and green bond issues, and to underweight and remove issuers that rank lower. The index is based on the established flagship J.P. Morgan EMBI Global Diversified Index.

Performance

			Average Annual Total Returns(a)(b)
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	1 Year	Since Inception(	c)
Institutional	4.61%	2.75%	(1.86)%	3.12%
Class K	4.70	2.86	(1.67)	3.21
J.P. Morgan EMBI Global Diversified Index	—	—	(1.80)	3.66
J.P. Morgan ESG EMBI Global Diversified Index	—	—	(2.35)	4.02

(a)	See “About Fund Performance” for a detailed description of share classes, including any related fees.

(b)

The Fund’s total returns for the period beginning on the date of the Reorganization and ended on October 14, 2021 are the returns of the Fund when it followed a different investment objective and different investment strategies and investment process under the name “BlackRock Emerging Markets Bond Fund.” On September 17, 2018, the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund, a series of BlackRock Funds II, through the Reorganization. The Predecessor Fund is the performance and accounting survivor of the Reorganization.

(c)	The Fund commenced operations on July 27, 2017.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical(a)
	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Beginning Account Value (07/01/21)	Ending Account Value (12/31/21)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
Institutional	$1,000.00	$978.70	$3.39		$1,000.00	$1,021.78	$3.47		0.68%
Class K	1,000.00	979.10	2.94		1,000.00	1,022.23	3.01		0.59

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

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Fund Summary as of December 31, 2021 (continued)	BlackRock Sustainable Emerging Markets Bond Fund

Portfolio Information

PORTFOLIO ALLOCATION

Asset Type(a)	Percent of Total Investments
Foreign Agency Obligations	95%
Corporate Bonds	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(b)	Percent of Total Investments
AA/Aa	6%
A	7
BBB/Baa	31
BB/Ba	21
B	29
CCC/Caa	5
D	1

(a)	Excludes short-term securities.

(b)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

F U N D S U M M A R Y	9

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. BlackRock Systematic Multi-Strategy Fund’s Class K Shares performance shown prior to the Class K Shares inception date of September 29, 2020 is that of Institutional Shares. The performance of BlackRock Systematic Multi-Strategy Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares for BlackRock Systematic Multi-Strategy Fund would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares (available only in BlackRock Systematic Multi-Strategy Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. These shares automatically convert to Investor A Shares after approximately eight years.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	11

Schedule of Investments December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
ACC Auto Trust, Series 2021-A, Class A, 1.08%, 04/15/27(a)	$14,973	$14,934,910
AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D, 3.18%, 07/18/23	150	150,780
Avant Loans Funding Trust, Series 2021-REV1, Class C, 2.30%, 07/15/30(a)	2,220	2,198,905
Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.75%, 03/10/28	2,324	2,309,020
Conn’s Receivables Funding LLC, Series 2020-A, Class A, 1.71%, 06/16/25(a)	983	984,022
Consumer Loan Underlying Bond CLUB Credit Trust, Series 2019-HP1, Class A, 2.59%, 12/15/26(a)	522	524,324
Drive Auto Receivables Trust
Series 2017-3, Class D, 3.53%, 12/15/23(a)	7	7,341
Series 2019-1, Class D, 4.09%, 06/15/26	13,120	13,409,390
Series 2020-2, Class A3, 0.83%, 05/15/24	94	93,913
DT Auto Owner Trust, Series 2020-2A, Class A, 1.14%, 01/16/24(a)	619	619,123
Enva LLC(a)
Series 2018-A, Class B, 7.37%, 05/20/26	212	212,256
Series 2019-A, Class B, 6.17%, 06/22/26	175	175,049
Exeter Automobile Receivables Trust
Series 2020-1A, Class B, 2.26%, 04/15/24(a)	382	381,930
Series 2020-3A, Class B, 0.79%, 09/16/24	6,417	6,421,290
JPMorgan Chase Bank NA - CACLN(a)
Series 2021-2, Class B, 0.89%, 12/26/28	15,222	15,143,657
Series 2021-3, Class B, 0.76%, 02/26/29	25,682	25,520,794
Marlette Funding Trust, Series 2019-4A, Class A, 2.39%, 12/17/29(a)	35	35,235
OneMain Financial Issuance Trust, Series 2019- 2A, Class A, 3.14%, 10/14/36(a)	500	526,246
Santander Bank NA - SBCLN, Series 2021-1A, Class B, 1.83%, 12/15/31(a)	8,400	8,389,980
Santander Drive Auto Receivables Trust
Series 2018-2, Class D, 3.88%, 02/15/24	430	434,038
Series 2018-5, Class D, 4.19%, 12/16/24	31	31,540
Series 2019-1, Class D, 3.65%, 04/15/25	3,300	3,346,460
Series 2020-2, Class B, 0.96%, 11/15/24	1,758	1,759,180
Upstart Securitization Trust(a)
Series 2020-1, Class A, 2.32%, 04/22/30	1,391	1,394,801
Series 2021-1, Class A, 0.87%, 03/20/31	3,613	3,600,736
Series 2021-2, Class A, 0.91%, 06/20/31	23,669	23,620,323
Series 2021-3, Class A, 0.83%, 07/20/31	11,039	10,999,500
Upstart Securitization Trust 2021-4, Series 2021-4, Class A, 0.84%, 09/20/31(a)	16,822	16,655,780
Upstart Securitization Trust 2021-5, Series 2021-5, Class A, 1.31%, 11/20/31(a)	12,050	12,005,943
Westlake Automobile Receivables Trust(a)
Series 2018-3A, Class D, 4.00%, 10/16/23	55	55,030
Series 2020-2A, Class B, 1.32%, 07/15/25	5,240	5,257,909

Total Asset-Backed Securities — 2.2% (Cost: $171,886,601)		171,199,405

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.2%
Lockheed Martin Corp.	30,966	$11,005,626
Northrop Grumman Corp.	13,105	5,072,552

		16,078,178

Air Freight & Logistics — 0.0%
C.H. Robinson Worldwide, Inc.	17,393	1,872,009

Biotechnology — 0.3%
Amgen, Inc.	48,721	10,960,763
Gilead Sciences, Inc.	151,437	10,995,841

		21,956,604

Capital Markets — 0.1%
Virtu Financial, Inc., Class A	194,166	5,597,806

Chemicals — 0.1%
Air Products & Chemicals, Inc.	28,791	8,759,950
RPM International, Inc.	32,722	3,304,922

		12,064,872

Communications Equipment — 0.2%
Cisco Systems, Inc.	178,908	11,337,400
Juniper Networks, Inc.	141,522	5,053,750

		16,391,150

Containers & Packaging — 0.3%
Amcor PLC	867,468	10,418,291
International Paper Co.	38,942	1,829,495
Packaging Corp. of America	62,113	8,456,685

		20,704,471

Distributors — 0.0%
Genuine Parts Co.	23,510	3,296,102

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	195,737	10,170,494

Electric Utilities — 0.7%
Alliant Energy Corp.	133,228	8,189,525
American Electric Power Co., Inc.	50,847	4,523,858
Avangrid, Inc.	110,330	5,503,260
Duke Energy Corp.	100,574	10,550,213
Evergy, Inc.	148,629	10,197,436
Eversource Energy	56,759	5,163,934
IDACORP, Inc.	10,148	1,149,870
Southern Co.	118,294	8,112,602

		53,390,698

Equity Real Estate Investment Trusts (REITs) — 0.1%
Corporate Office Properties Trust	19,749	552,380
Healthcare Realty Trust, Inc.	128,111	4,053,432
LXP Industrial Trust	61,427	959,490
National Retail Properties, Inc.	57,148	2,747,104

		8,312,406

Food Products — 0.7%
Campbell Soup Co.	104,426	4,538,354
Flowers Foods, Inc.	403,309	11,078,898

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
General Mills, Inc.	161,446	$10,878,232
Hershey Co.	2,905	562,030
Hormel Foods Corp.	238,300	11,631,423
J.M. Smucker Co.	17,679	2,401,162
Kellogg Co.	162,586	10,473,790

		51,563,889

Health Care Providers & Services — 0.3%
Cardinal Health, Inc.	134,838	6,942,809
CVS Health Corp.	72,726	7,502,414
Patterson Cos., Inc.	48,676	1,428,640
Premier, Inc., Class A	195,082	8,031,526

		23,905,389

Household Products — 0.5%
Clorox Co.	52,324	9,123,213
Colgate-Palmolive Co.	63,260	5,398,608
Kimberly-Clark Corp.	76,618	10,950,244
Procter & Gamble Co.	69,670	11,396,619

		36,868,684

Industrial Conglomerates — 0.1%
3M Co.	55,104	9,788,123

IT Services — 0.5%
Amdocs Ltd.	136,122	10,187,370
Automatic Data Processing, Inc.	45,851	11,305,940
International Business Machines Corp.	82,841	11,072,528
Western Union Co.	481,016	8,581,325

		41,147,163

Machinery — 0.1%
Illinois Tool Works, Inc.	17,936	4,426,605

Media — 0.1%
Comcast Corp., Class A	80,067	4,029,772
Omnicom Group, Inc.	6,202	454,421

		4,484,193

Metals & Mining — 0.1%
Newmont Corp.	186,444	11,563,257

Multi-Utilities — 0.4%
Ameren Corp.	71,359	6,351,664
CMS Energy Corp.	91,118	5,927,226
Consolidated Edison, Inc.	130,876	11,166,340
WEC Energy Group, Inc.	112,054	10,877,082

		34,322,312

Pharmaceuticals — 0.4%
Johnson & Johnson	62,555	10,701,284
Merck & Co., Inc.	127,004	9,733,587
Pfizer, Inc.	210,648	12,438,764

		32,873,635

Professional Services — 0.0%
Booz Allen Hamilton Holding Corp.	25,678	2,177,238

Road & Rail — 0.1%
Norfolk Southern Corp.	16,288	4,849,101
Union Pacific Corp.	3,423	862,356

		5,711,457

Software — 0.1%
NortonLifeLock, Inc.	270,699	7,032,760

Security	Shares	Value

Specialty Retail — 0.1%
Advance Auto Parts, Inc.	8,260	$1,981,409
Home Depot, Inc.	8,523	3,537,130

		5,518,539

Trading Companies & Distributors — 0.0%
MSC Industrial Direct Co., Inc., Class A	3,065	257,644

Total Common Stocks — 5.6% (Cost: $395,479,850)		441,475,678

	Par (000)

Corporate Bonds

Advertising Agencies — 0.0%
Interpublic Group of Cos., Inc., 2.40%, 03/01/31	$2,260	2,253,896

Aerospace & Defense — 0.4%
3M Co.
2.25%, 03/15/23	425	431,960
2.65%, 04/15/25	680	709,747
Boeing Co.
1.17%, 02/04/23	1,205	1,205,124
4.51%, 05/01/23	1,760	1,838,258
1.43%, 02/04/24	2,000	1,996,946
4.88%, 05/01/25	2,080	2,275,667
2.20%, 02/04/26	2,000	1,999,523
Bombardier, Inc.(a)
7.13%, 06/15/26	1,065	1,104,842
7.88%, 04/15/27	425	440,767
6.00%, 02/15/28	1,010	1,013,060
BWX Technologies, Inc., 4.13%, 06/30/28(a)	1,245	1,263,675
General Dynamics Corp.
3.25%, 04/01/25	350	369,943
1.15%, 06/01/26	4,250	4,210,667
Howmet Aerospace, Inc.
5.90%, 02/01/27	3,580	4,090,150
5.95%, 02/01/37	500	591,250
Ingersoll-Rand Luxembourg Finance SA, 3.50%, 03/21/26	3,000	3,181,330
Lockheed Martin Corp., 1.85%, 06/15/30	70	68,747
Moog, Inc., 4.25%, 12/15/27(a)	400	403,000
Raytheon Technologies Corp.
3.15%, 12/15/24	1,153	1,210,222
3.95%, 08/16/25	130	140,962
Rolls-Royce PLC, 5.75%, 10/15/27(a)	1,305	1,443,199
Spirit AeroSystems, Inc.(a)
5.50%, 01/15/25	125	129,531
7.50%, 04/15/25	700	734,125
SSL Robotics LLC, 9.75%, 12/31/23(a)	676	728,390
TransDigm, Inc.
8.00%, 12/15/25(a)	115	121,322
6.25%, 03/15/26(a)	2,000	2,078,750
6.38%, 06/15/26	100	102,747
7.50%, 03/15/27	50	52,250
Triumph Group, Inc.
8.88%, 06/01/24(a)	528	575,879
7.75%, 08/15/25	40	39,700

		34,551,733

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Air Freight & Logistics(a) — 0.0%
Cargo Aircraft Management, Inc., 4.75%, 02/01/28	$390	$396,911
XPO Logistics, Inc., 6.25%, 05/01/25	1,590	1,663,537

		2,060,448

Airlines — 0.2%
Air Canada, 3.88%, 08/15/26(a)	1,365	1,392,300
American Airlines Group, Inc., 3.75%, 03/01/25(a)	1,455	1,360,425
American Airlines, Inc., 11.75%, 07/15/25(a)	2,750	3,392,812
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
5.50%, 04/20/26	625	649,922
5.75%, 04/20/29	530	566,422
Delta Air Lines, Inc., 7.38%, 01/15/26	3,125	3,679,053
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/26(a)	1,620	1,694,925
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(a)	1,188	1,267,982
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.00%, 09/20/25(a)	543	599,518
United Airlines Holdings, Inc., 4.88%, 01/15/25	525	540,094
United Airlines, Inc.(a)
4.38%, 04/15/26	1,040	1,084,444
4.63%, 04/15/29	3,125	3,222,656

		19,450,553

Auto Components — 0.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26(a)	2,000	2,040,000
Adient US LLC, 9.00%, 04/15/25(a)	355	377,188
Clarios Global LP/Clarios US Finance Co.(a)
6.25%, 05/15/26	509	532,541
8.50%, 05/15/27	510	540,600
Cooper-Standard Automotive, Inc.(a)
13.00%, 06/01/24	100	108,000
5.63%, 11/15/26	360	297,000
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28(a)	140	145,729
Goodyear Tire & Rubber Co.
9.50%, 05/31/25	100	108,099
4.88%, 03/15/27	250	264,687
5.00%, 07/15/29(a)	1,063	1,141,875
5.25%, 04/30/31	1,225	1,331,587
Lear Corp., 3.80%, 09/15/27	1,964	2,140,827
Meritor, Inc.(a)
6.25%, 06/01/25	325	338,812
4.50%, 12/15/28	1,850	1,854,625
ZF North America Capital, Inc., 4.75%, 04/29/25(a)	150	160,875

		11,382,445

Automobiles — 0.9%
American Honda Finance Corp.
1.20%, 07/08/25	1,395	1,389,533
1.30%, 09/09/26	1,960	1,935,925
Asbury Automotive Group, Inc.
4.50%, 03/01/28	1,600	1,632,000
4.63%, 11/15/29(a)	955	972,906
4.75%, 03/01/30	2,745	2,789,606
5.00%, 02/15/32(a)	790	819,783

Security	Par (000)	Value

Automobiles (continued)
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25(a)	$1,000	$1,100,000
AutoNation, Inc., 1.95%, 08/01/28	1,395	1,364,047
Cummins, Inc., 0.75%, 09/01/25	4,550	4,461,544
Ford Motor Co.
4.35%, 12/08/26	200	218,150
9.63%, 04/22/30	240	351,300
3.25%, 02/12/32	1,700	1,740,800
4.75%, 01/15/43	150	165,563
5.29%, 12/08/46	950	1,116,487
Ford Motor Credit Co. LLC
4.25%, 09/20/22	250	254,500
4.38%, 08/06/23	1,000	1,040,420
5.58%, 03/18/24	400	431,000
5.13%, 06/16/25	2,350	2,555,625
4.13%, 08/04/25	1,000	1,061,250
3.38%, 11/13/25	1,230	1,277,872
4.39%, 01/08/26	1,650	1,777,875
4.13%, 08/17/27	2,000	2,158,760
4.00%, 11/13/30	1,320	1,420,056
General Motors Co.
5.40%, 10/02/23	160	171,258
6.13%, 10/01/25	600	689,237
General Motors Financial Co., Inc.
3.45%, 04/10/22	50	50,153
3.55%, 07/08/22	690	700,022
3.25%, 01/05/23	50	51,082
3.70%, 05/09/23	1,750	1,802,172
4.15%, 06/19/23	195	202,807
1.70%, 08/18/23	5,460	5,511,905
5.10%, 01/17/24	375	402,090
1.05%, 03/08/24	1,980	1,969,541
1.20%, 10/15/24	4,680	4,645,581
4.00%, 01/15/25	1,000	1,062,313
2.75%, 06/20/25	1,815	1,872,856
2.40%, 10/15/28	1,575	1,570,611
2.35%, 01/08/31	1,850	1,800,812
Group 1 Automotive, Inc., 4.00%, 08/15/28(a)	3,366	3,353,377
Jaguar Land Rover Automotive PLC(a)
7.75%, 10/15/25	1,250	1,351,856
4.50%, 10/01/27	400	388,032
5.88%, 01/15/28	1,240	1,261,700
LCM Investments Holdings II LLC, 4.88%, 05/01/29(a)	995	1,022,542
PACCAR Financial Corp., 1.90%, 02/07/23	325	328,930
PM General Purchaser LLC, 9.50%, 10/01/28(a)	900	911,848
Sonic Automotive, Inc.(a)
4.63%, 11/15/29	263	265,498
4.88%, 11/15/31	208	210,018
Toyota Motor Corp., 0.68%, 03/25/24	145	144,132
Toyota Motor Credit Corp., 1.13%, 06/18/26	9,440	9,296,869

		73,072,244

Banks — 1.2%
Bank of Montreal
0.45%, 12/08/23	3,565	3,530,479
1.85%, 05/01/25	2,440	2,476,030
1.25%, 09/15/26	2,260	2,211,671
Canadian Imperial Bank of Commerce
0.45%, 06/22/23	5,605	5,568,217
0.95%, 06/23/23	3,330	3,334,059

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Canadian Imperial Bank of Commerce (continued)
2.25%, 01/28/25	$480	$490,367
0.95%, 10/23/25	1,870	1,830,719
CIT Group, Inc.
5.00%, 08/15/22	500	511,140
5.00%, 08/01/23	420	443,625
6.13%, 03/09/28	25	30,188
Citibank NA, 3.65%, 01/23/24	400	420,751
Credit Suisse AG, 0.52%, 08/09/23	1,580	1,568,770
Credit Suisse AG, New York, 0.50%, 02/02/24	5,160	5,097,753
Fifth Third Bancorp, (SOFR + 0.69%), 1.71%, 11/01/27(b)	2,625	2,592,699
Fifth Third Bank, 1.80%, 01/30/23	585	590,933
First Republic Bank, (SOFR + 0.62%), 1.91%, 02/12/24(b)	1,085	1,096,601
HSBC USA, Inc., 3.50%, 06/23/24	400	421,897
Huntington National Bank, 1.80%, 02/03/23	570	575,720
ING Groep NV, 4.10%, 10/02/23	3,570	3,757,800
Intesa Sanpaolo SpA(a)
5.02%, 06/26/24	200	214,303
5.71%, 01/15/26	1,650	1,824,960
(1 year CMT + 2.60%), 4.20%, 06/01/32(b)	985	993,544
KeyBank NA, (SOFR + 0.32%), 0.43%, 06/14/24(b)	2,190	2,174,237
KeyCorp., 2.25%, 04/06/27	335	340,484
MUFG Union Bank NA, 3.15%, 04/01/22	250	251,083
National Australia Bank Ltd., 1.88%, 12/13/22	250	253,115
National Bank of Canada, (1 year CMT + 0.40%), 0.55%, 11/15/24(b)	665	657,256
Royal Bank of Canada
0.75%, 10/07/24	3,300	3,266,542
1.15%, 06/10/25	2,500	2,478,394
1.20%, 04/27/26	1,495	1,468,492
Santander Holdings USA, Inc., 3.45%, 06/02/25	1,250	1,311,426
Santander UK Group Holdings PLC(b)
(1 year CMT + 1.25%), 1.53%, 08/21/26	3,000	2,950,955
(SOFR + 0.79%), 1.09%, 03/15/25	7,635	7,565,131
Standard Chartered PLC, (3 mo. LIBOR US + 1.46%), 7.01%(a)(b)(c)	500	697,500
SVB Financial Group
1.80%, 10/28/26	6,990	6,965,803
1.80%, 02/02/31	2,575	2,439,547
Toronto-Dominion Bank
1.90%, 12/01/22	785	794,737
0.30%, 06/02/23	3,430	3,408,554
0.45%, 09/11/23	5,955	5,918,396
2.65%, 06/12/24	200	207,453
Truist Financial Corp.
3.05%, 06/20/22	93	93,913
1.20%, 08/05/25	3,520	3,491,041
Wells Fargo & Co.(b)
(SOFR + 0.51%), 0.81%, 05/19/25	5,340	5,279,727
(SOFR + 1.09%), 2.41%, 10/30/25	640	655,981

		92,251,993

Beverages — 0.3%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27(a)(d)	1,350	1,390,500

Security	Par (000)	Value

Beverages (continued)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a)
5.25%, 04/30/25	$820	$846,650
4.13%, 08/15/26	250	255,625
5.25%, 08/15/27	650	654,062
Ball Corp.
4.00%, 11/15/23	15	15,656
5.25%, 07/01/25	50	55,125
4.88%, 03/15/26	200	220,300
2.88%, 08/15/30	910	882,700
3.13%, 09/15/31	3,040	3,002,000
Coca-Cola Co., 1.75%, 09/06/24	400	407,587
Constellation Brands, Inc.
4.40%, 11/15/25	1,070	1,172,836
2.88%, 05/01/30	310	318,137
Diageo Capital PLC
2.13%, 10/24/24	560	572,562
2.38%, 10/24/29	405	413,604
2.00%, 04/29/30	2,710	2,681,371
Greif, Inc., 6.50%, 03/01/27(a)	6,310	6,546,625
Keurig Dr. Pepper, Inc., 4.06%, 05/25/23	664	692,277
Mauser Packaging Solutions Holding Co.(a)
5.50%, 04/15/24	25	25,229
7.25%, 04/15/25	300	300,761
Owens-Brockway Glass Container, Inc., 5.88%, 08/15/23(a)	200	209,500
PepsiCo, Inc.
2.25%, 03/19/25	850	878,305
2.63%, 03/19/27	535	560,174
Silgan Holdings, Inc., 4.13%, 02/01/28	207	211,399

		22,312,985

Biotechnology — 0.0%
Gilead Sciences, Inc., 0.75%, 09/29/23	364	362,467

Building Materials — 0.7%
Allegion US Holding Co., Inc., 3.20%, 10/01/24	1,900	1,975,788
Boise Cascade Co., 4.88%, 07/01/30(a)	11,216	11,832,880
Builders FirstSource, Inc.(a)
6.75%, 06/01/27	126	132,930
5.00%, 03/01/30	870	933,410
4.25%, 02/01/32	9,250	9,575,600
Carrier Global Corp.
2.24%, 02/15/25	5,055	5,176,222
2.49%, 02/15/27	5,200	5,342,095
Forterra Finance LLC/FRTA Finance Corp., 6.50%, 07/15/25(a)	3,000	3,183,900
Griffon Corp., 5.75%, 03/01/28	270	280,484
James Hardie International Finance DAC, 5.00%, 01/15/28(a)	1,200	1,248,000
Louisiana Pacific Corp., 3.63%, 03/15/29(a)	2,950	3,008,794
Martin Marietta Materials, Inc.
0.65%, 07/15/23	2,265	2,256,845
2.40%, 07/15/31	1,920	1,911,223
Masonite International Corp., Class C, 5.38%, 02/01/28(a)	1,650	1,730,438
New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/28(a)	1,115	1,130,610
SRM Escrow Issuer LLC, 6.00%, 11/01/28(a)	1,575	1,681,391
Standard Industries, Inc.(a) 4.75%, 01/15/28	25	25,813

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Standard Industries, Inc.(a) (continued) 4.38%, 07/15/30	$1,250	$1,275,631
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29(a)	155	162,347

		52,864,401

Building Products — 0.1%
Advanced Drainage Systems, Inc., 5.00%, 09/30/27(a)	2,105	2,176,044
GYP Holdings III Corp., 4.63%, 05/01/29(a)	435	436,087
Home Depot, Inc., 2.50%, 04/15/27	150	156,428
Lowe’s Cos., Inc., 4.00%, 04/15/25	1,930	2,087,134

		4,855,693

Capital Markets — 1.2%
Ameriprise Financial, Inc., 3.00%, 04/02/25	860	897,753
Ares Capital Corp.
3.50%, 02/10/23	1,300	1,329,871
4.20%, 06/10/24	4,880	5,149,395
4.25%, 03/01/25	50	52,916
3.25%, 07/15/25	850	877,861
3.88%, 01/15/26	3,714	3,914,162
2.15%, 07/15/26	6,121	6,037,494
2.88%, 06/15/28	3,355	3,340,112
Bank of New York Mellon Corp.
1.85%, 01/27/23	315	319,342
0.50%, 04/26/24	2,890	2,854,265
Barings BDC, Inc., 3.30%, 11/23/26(a)	3,630	3,590,184
Brookfield Asset Management, Inc., 4.00%, 01/15/25	1,000	1,068,788
Brookfield Finance I UK PLC, 2.34%, 01/30/32	780	760,850
Brookfield Finance, Inc.
4.00%, 04/01/24	300	316,205
3.90%, 01/25/28	55	60,335
Charles Schwab Corp.
0.75%, 03/18/24	935	930,824
1.15%, 05/13/26	2,135	2,106,227
Compass Group Diversified Holdings LLC(a)
5.25%, 04/15/29	4,515	4,729,462
5.00%, 01/15/32	1,110	1,137,750
FS KKR Capital Corp.
4.63%, 07/15/24	3,750	3,946,927
1.65%, 10/12/24	5,060	4,964,072
4.13%, 02/01/25	105	109,798
2.63%, 01/15/27	5,275	5,205,750
Goldman Sachs BDC, Inc., 2.88%, 01/15/26	5,445	5,576,870
Golub Capital BDC, Inc., 2.50%, 08/24/26	3,820	3,754,201
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24	320	332,000
6.38%, 12/15/25	1,100	1,119,250
6.25%, 05/15/26	610	635,163
5.25%, 05/15/27	300	308,529
4.38%, 02/01/29	5,540	5,401,500
LPL Holdings, Inc.(a)
4.63%, 11/15/27	590	610,650
4.38%, 05/15/31	3,660	3,743,759
Nomura Holdings, Inc.
2.65%, 01/16/25	1,620	1,665,970
1.85%, 07/16/25	7,520	7,515,123

Security	Par (000)	Value

Capital Markets (continued)
Prospect Capital Corp., 3.36%, 11/15/26	$2,255	$2,251,267
RP Escrow Issuer LLC, 5.25%, 12/15/25(a)	325	327,844
StoneX Group, Inc., 8.63%, 06/15/25(a)	3,424	3,629,440

		90,571,909

Chemicals — 1.0%
Air Products and Chemicals, Inc.
1.85%, 05/15/27	2,380	2,413,956
2.05%, 05/15/30	1,125	1,131,599
Ashland LLC
3.38%, 09/01/31(a)	3,440	3,414,200
6.88%, 05/15/43	1,000	1,290,000
Axalta Coating Systems LLC, 3.38%, 02/15/29(a)	1,080	1,044,900
Celanese US Holdings LLC
3.50%, 05/08/24	2,045	2,135,934
1.40%, 08/05/26	1,280	1,248,899
Chemours Co., 163851AE8, 5.38%, 05/15/27	939	1,004,730
CVR Partners LP / CVR Nitrogen Finance Corp., 6.13%, 06/15/28(a)	5,000	5,275,000
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25%, 06/15/23(a)	53	53,111
Ecolab, Inc., 0.90%, 12/15/23	1,765	1,767,405
Emerson Electric Co., 2.00%, 12/21/28	14,680	14,678,269
HB Fuller Co., 4.00%, 02/15/27	1,026	1,078,531
Ingevity Corp., 3.88%, 11/01/28(a)	2,770	2,697,288
International Flavors & Fragrances, Inc., 4.45%, 09/26/28	40	45,282
LSB Industries, Inc., 6.25%, 10/15/28(a)	1,865	1,939,600
Methanex Corp.
5.13%, 10/15/27	1,585	1,664,250
5.25%, 12/15/29	3,200	3,374,464
5.65%, 12/01/44	1,300	1,300,728
Olin Corp.
5.13%, 09/15/27	50	51,313
5.63%, 08/01/29	5,500	5,956,225
5.00%, 02/01/30	2,000	2,100,000
PPG Industries, Inc.
1.20%, 03/15/26	2,610	2,552,905
2.55%, 06/15/30	2,000	2,032,146
Rayonier AM Products, Inc., 7.63%, 01/15/26(a)	3,064	3,247,840
Sherwin-Williams Co.
3.13%, 06/01/24	2,590	2,703,452
3.45%, 06/01/27	640	692,400
2.95%, 08/15/29	1,640	1,725,277
2.30%, 05/15/30	500	498,611
Tronox, Inc.(a)
6.50%, 05/01/25	205	216,665
4.63%, 03/15/29	385	384,519
Valvoline, Inc.(a)
4.25%, 02/15/30	2,091	2,133,280
3.63%, 06/15/31	470	455,101
WESCO Distribution, Inc.(a)
7.13%, 06/15/25	405	429,300
7.25%, 06/15/28	2,770	3,036,612
WR Grace Holdings LLC, 4.88%, 06/15/27(a)	5,000	5,135,650

		80,909,442

Commercial Services & Supplies — 0.3%
Alta Equipment Group, Inc., 5.63%, 04/15/26(a)	1,653	1,700,127
AMN Healthcare, Inc., 4.63%, 10/01/27(a)	590	611,535

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services & Supplies (continued)
ASGN, Inc., 4.63%, 05/15/28(a)	$2,090	$2,163,777
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.(a)
5.75%, 07/15/27	400	415,000
5.38%, 03/01/29	180	189,868
Deluxe Corp., 8.00%, 06/01/29(a)	410	428,450
Fortress Transportation & Infrastructure Investors LLC(a)
6.50%, 10/01/25	3,525	3,643,969
9.75%, 08/01/27	2,825	3,164,000
Herc Holdings, Inc., 5.50%, 07/15/27(a)	2,822	2,934,880
Hertz Corp.(a)
4.63%, 12/01/26	1,265	1,272,906
5.00%, 12/01/29	1,415	1,416,210
Prime Security Services Borrower LLC/Prime Finance, Inc.(a)
5.25%, 04/15/24	100	106,414
5.75%, 04/15/26	800	858,936
3.38%, 08/31/27	290	279,963
Rent-A-Center, Inc., 6.38%, 02/15/29(a)	1,000	1,042,500
Ritchie Bros Auctioneers, Inc., 5.38%, 01/15/25(a)	2,100	2,122,050
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29(a)	500	510,000
TriNet Group, Inc., 3.50%, 03/01/29(a)	2,000	1,992,500
United Rentals North America, Inc.
5.50%, 05/15/27	500	520,000
4.88%, 01/15/28	50	52,544
5.25%, 01/15/30	50	54,125
4.00%, 07/15/30	155	159,262
3.88%, 02/15/31	1,115	1,131,725
3.75%, 01/15/32	655	659,587

		27,430,328

Communications Equipment — 0.1%
Avaya, Inc., 6.13%, 09/15/28(a)	250	265,000
CommScope, Inc., 6.00%, 03/01/26(a)	2,000	2,060,000
Motorola Solutions, Inc.
4.00%, 09/01/24	54	57,511
4.60%, 02/23/28	50	56,451
4.60%, 05/23/29	600	685,505
2.30%, 11/15/30	200	193,218
2.75%, 05/24/31	2,000	2,003,602
Nokia OYJ, 6.63%, 05/15/39	300	415,125
ViaSat, Inc.(a)
5.63%, 09/15/25	100	100,500
5.63%, 04/15/27	400	412,280
6.50%, 07/15/28	1,035	1,037,587

		7,286,779

Construction & Engineering — 0.2%
AECOM, 5.13%, 03/15/27	2,308	2,514,208
Brundage-Bone Concrete Pumping Holdings, Inc., 6.00%, 02/01/26(a)	7,349	7,642,960
Fluor Corp., 4.25%, 09/15/28	1,400	1,468,250
HC2 Holdings, Inc., 8.50%, 02/01/26(a)	670	673,350
Weekley Homes LLC/Weekley Finance Corp., 4.88%, 09/15/28(a)	225	231,750

		12,530,518

Security	Par (000)	Value

Construction Materials — 0.2%
American Builders & Contractors Supply Co., Inc., 3.88%, 11/15/29(a)	$1,390	$1,386,525
Avient Corp.
5.25%, 03/15/23.	35	36,663
5.75%, 05/15/25(a)	2,950	3,075,375
G-III Apparel Group Ltd., 7.88%, 08/15/25(a)	3,300	3,511,184
Picasso Finance Sub, Inc., 6.13%, 06/15/25(a)	211	220,495
Williams Scotsman International, Inc., 4.63%, 08/15/28(a)	4,335	4,475,887
Winnebago Industries, Inc., 6.25%, 07/15/28(a)	861	921,907

		13,628,036

Consumer Discretionary — 0.2%
Cintas Corp. No. 2, 3.70%, 04/01/27	920	1,006,475
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc., 5.00%, 02/01/26(a)	205	206,025
Life Time, Inc.(a)
5.75%, 01/15/26	145	150,075
8.00%, 04/15/26	165	172,907
Nielsen Finance LLC/Nielsen Finance Co.(a)
5.63%, 10/01/28	2,123	2,191,997
4.50%, 07/15/29	530	521,382
5.88%, 10/01/30	400	422,336
4.75%, 07/15/31	1,000	987,500
Quanta Services, Inc.
0.95%, 10/01/24	3,805	3,763,712
2.35%, 01/15/32	2,295	2,228,269
Royal Caribbean Cruises Ltd.(a)
10.88%, 06/01/23	50	54,625
9.13%, 06/15/23	90	95,175
11.50%, 06/01/25	1,897	2,124,640

		13,925,118

Consumer Finance — 0.6%
American Express Co.
2.75%, 05/20/22	100	100,698
2.50%, 08/01/22	50	50,515
3.40%, 02/27/23	50	51,443
2.50%, 07/30/24	290	299,616
Automatic Data Processing, Inc., 1.70%, 05/15/28	830	827,006
Block Financial LLC, 2.50%, 07/15/28	2,750	2,753,039
Capital One Financial Corp., 3.20%, 01/30/23	660	676,009
CPI CG, Inc., 8.63%, 03/15/26(a)	3,221	3,406,433
CURO Finance LLC, 7.50%, 08/01/28(a)	765	768,825
Curo Group Holdings Corp., 7.50%, 08/01/28(a)	6,590	6,630,067
Enova International, Inc., 8.50%, 09/15/25(a)	3,850	3,970,351
Equifax, Inc.
2.60%, 12/15/25	105	108,658
3.10%, 05/15/30	205	214,569
2.35%, 09/15/31	1,925	1,898,907
goeasy Ltd., 5.38%, 12/01/24(a)	555	570,262
Mastercard, Inc.
2.95%, 11/21/26	380	404,273
3.30%, 03/26/27	210	226,933
3.50%, 02/26/28	30	32,913
2.95%, 06/01/29	260	278,529
1.90%, 03/15/31	167	167,911
Navient Corp.
7.25%, 09/25/23	660	711,559
6.13%, 03/25/24	50	53,313
5.88%, 10/25/24	25	26,656

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Consumer Finance (continued)
Navient Corp. (continued)
6.75%, 06/25/25	$200	$220,000
6.75%, 06/15/26	150	165,803
5.00%, 03/15/27	450	458,937
4.88%, 03/15/28	3,285	3,276,787
5.50%, 03/15/29	1,810	1,805,475
5.63%, 08/01/33	250	238,126
OneMain Finance Corp.
6.13%, 03/15/24	1,100	1,166,253
6.88%, 03/15/25	250	278,125
8.88%, 06/01/25	710	759,700
7.13%, 03/15/26	490	558,600
6.63%, 01/15/28	100	112,000
5.38%, 11/15/29	1,995	2,169,154
PayPal Holdings, Inc.
2.20%, 09/26/22	3,055	3,098,141
1.35%, 06/01/23	900	907,307
2.40%, 10/01/24	170	175,944
2.65%, 10/01/26	205	215,198
2.85%, 10/01/29	350	368,351
2.30%, 06/01/30	695	705,879
PRA Group, Inc., 5.00%, 10/01/29(a)	715	716,787
S&P Global, Inc.
2.50%, 12/01/29	115	118,765
1.25%, 08/15/30	1,905	1,777,395
Sabre GLBL, Inc., 7.38%, 09/01/25(a)	600	627,000
SLM Corp., 4.20%, 10/29/25	1,275	1,332,375
Verscend Escrow Corp., 9.75%, 08/15/26(a)	15	15,944
Visa, Inc.
1.90%, 04/15/27	300	304,294
2.05%, 04/15/30	1,210	1,225,614

		47,026,439

Containers & Packaging — 0.2%
Berry Global, Inc., 4.88%, 07/15/26(a)	150	155,163
Cascades, Inc./Cascades USA, Inc.(a)
5.13%, 01/15/26	200	208,000
5.38%, 01/15/28	1,495	1,534,049
Clearwater Paper Corp., 4.75%, 08/15/28(a)	455	462,963
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26	1,000	1,025,000
Glatfelter Corp., 4.75%, 11/15/29(a)	1,355	1,397,344
Graham Packaging Co., Inc., 7.13%, 08/15/28(a) .	300	310,524
Graphic Packaging International LLC(a)
3.50%, 03/15/28	250	249,375
3.50%, 03/01/29	450	446,625
LABL, Inc., 6.75%, 07/15/26(a)	500	515,300
Resolute Forest Products Inc., 4.88%, 03/01/26(a)	853	865,795
Sealed Air Corp.(a)
5.50%, 09/15/25	25	27,656
4.00%, 12/01/27	2,200	2,292,686
6.88%, 07/15/33	3,400	4,317,422

		13,807,902

Diversified Consumer Services — 0.1%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/26(a)	20	20,984
Clarivate Science Holdings Corp.(a)
3.88%, 07/01/28	1,000	1,005,000
4.88%, 07/01/29	1,085	1,100,320

Security	Par (000)	Value

Diversified Consumer Services (continued)
Garda World Security Corp., 6.00%, 06/01/29(a)	$695	$663,725
Graham Holdings Co., 5.75%, 06/01/26(a)	540	560,925
Service Corp. International
4.63%, 12/15/27	50	52,188
5.13%, 06/01/29	55	58,988
3.38%, 08/15/30	1,055	1,035,556

		4,497,686

Diversified Financial Services — 7.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.50%, 09/15/23	3,760	3,943,948
1.15%, 10/29/23	2,780	2,767,962
1.65%, 10/29/24	1,115	1,112,978
2.45%, 10/29/26	845	851,929
3.00%, 10/29/28	805	816,379
3.30%, 01/30/32	710	723,328
Air Lease Corp.
3.50%, 01/15/22	1,030	1,030,906
2.25%, 01/15/23	2,000	2,024,760
3.38%, 07/01/25	715	746,045
2.88%, 01/15/26	315	324,904
Ally Financial, Inc.
3.05%, 06/05/23	220	225,558
1.45%, 10/02/23	2,370	2,380,875
5.13%, 09/30/24	25	27,315
5.75%, 11/20/25	150	169,174
Banco Santander SA
3.85%, 04/12/23	4,000	4,137,371
2.75%, 05/28/25	800	826,872
(1 year CMT + 0.45%), 0.70%, 06/30/24(b)	10,600	10,543,485
(1 year CMT + 0.90%), 1.72%, 09/14/27(b)	2,800	2,749,048
Bank of America Corp.
4.00%, 01/22/25	2,180	2,328,214
3.88%, 08/01/25	1,000	1,083,909
(3 mo. LIBOR US + 0.79%), 3.00%, 12/20/23(b)	3,253	3,320,238
(3 mo. LIBOR US + 0.87%), 2.46%, 10/22/25(b)	2,000	2,054,127
(3 mo. LIBOR US + 0.94%), 3.86%, 07/23/24(b)	3,210	3,344,365
(3 mo. LIBOR US + 0.97%), 3.46%, 03/15/25(b)	200	209,162
(3 mo. LIBOR US + 0.99%), 2.50%, 02/13/31(b)	2,625	2,631,690
(3 mo. LIBOR US + 1.02%), 2.88%, 04/24/23(b)	50	50,324
(3 mo. LIBOR US + 1.06%), 3.56%, 04/23/27(b)	1,500	1,604,028
(3 mo. LIBOR US + 1.31%), 4.27%, 07/23/29(b)	1,605	1,789,481
(SOFR + 0.41%), 0.52%, 06/14/24(b)	16,065	15,958,390
(SOFR + 0.65%), 1.53%, 12/06/25(b)	5,700	5,709,290
(SOFR + 0.69%), 0.98%, 04/22/25(b)	16,750	16,615,723
(SOFR + 0.74%), 0.81%, 10/24/24(b)	3,715	3,690,232
(SOFR + 0.91%), 0.98%, 09/25/25(b)	1,010	997,736
(SOFR + 0.96%), 1.73%, 07/22/27(b)	14,345	14,240,530
(SOFR + 1.15%), 1.32%, 06/19/26(b)	8,520	8,429,510
(SOFR + 1.21%), 2.57%, 10/20/32(b)	655	658,147
(SOFR + 1.22%), 2.65%, 03/11/32(b)	290	293,726

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Bank of Nova Scotia
1.05%, 03/02/26.	$3,800	$3,703,680
1.35%, 06/24/26	15,360	15,177,606
Barclays PLC
5.20%, 05/12/26	400	446,348
(1 year CMT + 0.80%), 1.01%, 12/10/24(b)	2,690	2,670,374
(1 year CMT + 1.05%), 2.28%, 11/24/27(b)	5,980	5,990,662
(3 mo. LIBOR US + 3.05%), 5.09%, 06/20/30(b)	200	226,866
(SOFR + 2.71%), 2.85%, 05/07/26(b)	1,150	1,186,060
Citigroup, Inc.
4.50%, 01/14/22	50	50,058
2.75%, 04/25/22	1,100	1,105,962
3.75%, 06/16/24	2,500	2,652,213
4.45%, 09/29/27	240	267,605
(3 mo. LIBOR US + 0.90%), 3.35%, 04/24/25(b)	2,725	2,845,306
(3 mo. LIBOR US + 0.95%), 2.88%, 07/24/23(b)	1,385	1,401,629
(3 mo. LIBOR US + 1.02%), 4.04%, 06/01/24(b)	50	52,110
(3 mo. LIBOR US + 1.15%), 3.52%,
10/27/28(b)	1,140	1,222,857
(SOFR + 0.53%), 1.28%, 11/03/25(b)	1,050	1,047,177
(SOFR + 0.67%), 0.98%, 05/01/25(b)	3,190	3,164,844
(SOFR + 0.69%), 0.78%, 10/30/24(b)	13,120	13,041,821
(SOFR + 0.77%), 1.46%, 06/09/27(b)	23,540	23,138,435
(SOFR + 1.67%), 1.68%, 05/15/24(b)	1,960	1,981,734
(SOFR + 2.84%), 3.11%, 04/08/26(b)	4,485	4,701,746
Credit Acceptance Corp., 6.63%, 03/15/26	360	374,702
Deutsche Bank AG
3.95%, 02/27/23	2,000	2,062,277
0.96%, 11/08/23	3,265	3,259,188
4.50%, 04/01/25	1,400	1,490,213
(5 year USD ICE Swap + 2.55%), 4.88%, 12/01/32(b)	900	972,421
(5 year USD Swap + 2.25%), 4.30%, 05/24/28(b)	2,650	2,722,892
(SOFR + 1.22%), 2.31%, 11/16/27(b)	3,725	3,723,341
(SOFR + 2.76%), 3.73%, 01/14/32(b)	900	920,088
Goldman Sachs Group, Inc.
5.75%, 01/24/22	500	501,504
3.20%, 02/23/23	1,500	1,538,364
3.63%, 02/20/24	4,490	4,710,267
4.00%, 03/03/24	1,000	1,060,270
3.50%, 01/23/25	1,060	1,117,494
3.50%, 04/01/25	2,895	3,061,271
3.75%, 05/22/25	75	80,041
4.25%, 10/21/25	530	577,994
3.75%, 02/25/26	75	80,768
3.50%, 11/16/26	35	37,299
2.60%, 02/07/30	3,090	3,141,744
3.80%, 03/15/30	900	990,735
(3 mo. LIBOR US + 1.05%), 2.91%, 06/05/23(b)	790	796,578
(3 mo. LIBOR US + 1.16%), 3.81%, 04/23/29(b)	3,015	3,279,576
(3 mo. LIBOR US + 1.20%), 3.27%, 09/29/25(b)	125	131,155
(3 mo. LIBOR US + 1.30%), 4.22%, 05/01/29(b)	250	277,707

Security	Par (000)	Value

Diversified Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
(SOFR + 0.51%), 0.66%, 09/10/24(b)	$16,270	$16,133,467
(SOFR + 0.61%), 0.86%, 02/12/26(b)	3,505	3,436,323
(SOFR + 0.80%), 1.43%, 03/09/27(b)	14,780	14,478,849
(SOFR + 1.09%), 1.99%, 01/27/32(b)	4,190	4,017,275
(SOFR + 1.25%), 2.38%, 07/21/32(b)	10,490	10,328,412
(SOFR + 1.28%), 2.62%, 04/22/32(b)	1,545	1,556,096
Series VAR, (SOFR + 0.54%), 0.63%, 11/17/23(b)	5,680	5,665,280
Series VAR, (SOFR + 0.79%), 1.09%, 12/09/26(b)	6,100	5,944,194
HLF Financing Sarl LLC/Herbalife International, Inc., 4.88%, 06/01/29(a)	2,430	2,384,316
Horizon Therapeutics USA, Inc., 5.50%, 08/01/27(a)	3,250	3,414,938
HSBC Holdings PLC
3.60%, 05/25/23	1,500	1,555,499
4.25%, 08/18/25	500	537,608
(3 mo. LIBOR US + 1.06%), 3.26%, 03/13/23(b)	1,200	1,205,662
(SOFR + 0.53%), 0.73%, 08/17/24(b)	5,300	5,253,067
(SOFR + 0.58%), 1.16%, 11/22/24(b)	7,110	7,088,903
(SOFR + 0.71%), 0.98%, 05/24/25(b)	3,670	3,625,627
(SOFR + 1.54%), 1.65%, 04/18/26(b)	1,225	1,214,846
Intercontinental Exchange, Inc.
0.70%, 06/15/23	2,090	2,085,118
3.75%, 12/01/25	2,105	2,274,884
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/28(a)	1,300	1,332,500
John Deere Capital Corp.
2.60%, 03/07/24	40	41,364
1.05%, 06/17/26	3,880	3,813,265
JPMorgan Chase & Co.
3.25%, 09/23/22	1,000	1,020,060
2.97%, 01/15/23	600	600,414
3.88%, 09/10/24	25	26,517
3.13%, 01/23/25	50	52,501
3.30%, 04/01/26	650	693,207
(3 mo. LIBOR US + 0.70%), 3.21%, 04/01/23(b)	2,700	2,716,086
(3 mo. LIBOR US + 0.94%), 2.78%, 04/25/23(b)	790	795,045
(3 mo. LIBOR US + 0.95%), 3.51%, 01/23/29(b)	750	803,430
(3 mo. LIBOR US + 1.00%), 4.02%, 12/05/24(b)	3,150	3,321,257
(3 mo. LIBOR US + 1.16%), 3.22%, 03/01/25(b)	8,650	8,992,234
(3 mo. LIBOR US + 1.16%), 3.70%, 05/06/30(b)	955	1,043,674
(3 mo. LIBOR US + 1.25%), 3.96%, 01/29/27(b)	1,300	1,404,632
(3 mo. LIBOR US + 1.26%), 4.20%, 07/23/29(b)	35	39,152
(3 mo. LIBOR US + 1.34%), 3.78%, 02/01/28(b)	300	324,760
(SOFR + 0.61%), 1.56%, 12/10/25(b)	9,540	9,550,175
(SOFR + 0.77%), 1.47%, 09/22/27(b)	22,140	21,702,216
(SOFR + 0.80%), 1.05%, 11/19/26(b)	8,505	8,285,636
(SOFR + 0.89%), 1.58%, 04/22/27(b)	2,382	2,353,925
(SOFR + 1.16%), 2.30%, 10/15/25(b)	4,160	4,254,465

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
JPMorgan Chase & Co. (continued)
(SOFR + 1.51%), 2.74%, 10/15/30(b)	$1,000	$1,027,483
(SOFR + 2.52%), 2.96%, 05/13/31(b)	4,720	4,886,963
(SOFR + 3.79%), 4.49%, 03/24/31(b)	8,270	9,570,114
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a)
4.25%, 02/01/27	230	231,502
4.75%, 06/15/29	4,635	4,750,875
Lloyds Banking Group PLC(b)
(1 year CMT + 0.55%), 0.70%, 05/11/24	5,135	5,114,628
(3 mo. LIBOR US + 1.21%), 3.57%, 11/07/28	352	375,939
Midcap Financial Issuer Trust(a)
6.50%, 05/01/28	1,230	1,282,275
5.63%, 01/15/30	335	335,873
Mitsubishi UFJ Financial Group, Inc.
2.05%, 07/17/30	1,760	1,709,397
(1 year CMT + 0.45%), 0.96%, 10/11/25(b)	6,325	6,237,017
(1 year CMT + 0.55%), 0.95%, 07/19/25(b)	8,640	8,534,008
(1 year CMT + 0.67%), 1.64%, 10/13/27(b)	14,770	14,577,007
Mizuho Financial Group, Inc.(b)
(1 year CMT + 0.75%), 1.55%, 07/09/27	5,780	5,686,325
(3 mo. LIBOR US + 1.00%), 3.92%, 09/11/24	2,823	2,949,191
(SOFR + 0.87%), 0.85%, 09/08/24	3,330	3,312,698
(SOFR + 1.25%), 1.24%, 07/10/24	2,490	2,496,030
Morgan Stanley
3.70%, 10/23/24	25	26,624
(3 mo. LIBOR US + 0.85%), 3.74%, 04/24/24(b)	3,130	3,238,115
(3 mo. LIBOR US + 1.34%), 3.59%, 07/22/28(b)	325	350,380
(SOFR + 0.46%), 0.53%, 01/25/24(b)	13,300	13,254,283
(SOFR + 0.72%), 0.99%, 12/10/26(b)	12,180	11,813,816
(SOFR + 0.86%), 1.51%, 07/20/27(b)	4,585	4,512,738
(SOFR + 0.88%), 1.59%, 05/04/27(b)	1,880	1,861,467
(SOFR + 1.14%), 2.70%, 01/22/31(b)	2,090	2,138,246
(SOFR + 1.18%), 2.24%, 07/21/32(b)	19,915	19,478,352
(SOFR + 1.99%), 2.19%, 04/28/26(b)	8,810	8,982,826
(SOFR + 3.12%), 3.62%, 04/01/31(b)	13,680	14,907,001
Series I, (SOFR + 0.75%), 0.86%, 10/21/25(b)	3,590	3,538,937
Natwest Group PLC, (1 year CMT + 2.15%), 2.36%, 05/22/24(b)	470	477,503
ORIX Corp., 2.90%, 07/18/22	25	25,288
Spectrum Brands, Inc.(a)
5.00%, 10/01/29	20	20,975
3.88%, 03/15/31	1,380	1,362,750
Stena International SA, 6.13%, 02/01/25(a)	200	205,000
Sumitomo Mitsui Financial Group, Inc.
2.35%, 01/15/25	360	368,876
1.47%, 07/08/25	7,252	7,214,022
1.40%, 09/17/26	7,800	7,613,249
UniCredit SPA, (5 year CMT + 4.75%), 5.46%, 06/30/35(a)(b)	3,625	3,949,553

		587,178,846

Diversified Telecommunication Services — 0.6%
AT&T, Inc., 1.70%, 03/25/26	10,980	10,923,288
Consolidated Communications, Inc.(a)
5.00%, 10/01/28	430	434,300
6.50%, 10/01/28	250	265,000

Security	Par (000)	Value

Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	$4,760	$6,918,483
Level 3 Financing, Inc.
5.25%, 03/15/26.	25	25,553
4.63%, 09/15/27(a)	95	96,900
3.63%, 01/15/29(a)	1,700	1,615,000
3.75%, 07/15/29(a)	650	617,500
Lumen Technologies, Inc.
5.63%, 04/01/25	2,400	2,538,528
5.13%, 12/15/26(a)	495	515,112
4.00%, 02/15/27(a)	285	289,147
4.50%, 01/15/29(a)	1,415	1,369,013
Series G, 6.88%, 01/15/28	50	55,625
Series P, 7.60%, 09/15/39	50	53,625
Series W, 6.75%, 12/01/23	100	108,000
Series Y, 7.50%, 04/01/24	25	27,375
Sprint Capital Corp.
6.88%, 11/15/28	1,071	1,354,815
8.75%, 03/15/32	3,120	4,680,000
Telecom Italia Capital SA
6.38%, 11/15/33	900	969,125
6.00%, 09/30/34	850	899,015
7.20%, 07/18/36	1,200	1,375,872
7.72%, 06/04/38	50	58,764
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 6.00%, 01/15/30(a)	3,555	3,421,136
Verizon Communications, Inc.
0.75%, 03/22/24	90	89,631
3.38%, 02/15/25	3,000	3,192,963
3.00%, 03/22/27	440	464,937
4.33%, 09/21/28	350	397,584
1.68%, 10/30/30	2,273	2,159,648
Zayo Group Holdings, Inc.(a)
4.00%, 03/01/27	505	497,814
6.13%, 03/01/28	310	305,350

		45,719,103

Electric Utilities — 0.8%
AEP Texas, Inc., 3.95%, 06/01/28	50	54,750
Ameren Corp., 3.50%, 01/15/31	140	151,015
American Electric Power Co., Inc., Series N, 1.00%, 11/01/25	3,000	2,933,518
Appalachian Power Co., 2.70%, 04/01/31	800	820,011
Arizona Public Service Co., 2.20%, 12/15/31	2,310	2,241,730
Atlantic City Electric Co., 4.00%, 10/15/28	50	55,836
Avangrid, Inc., 3.80%, 06/01/29	100	108,722
Berkshire Hathaway Energy Co.
4.05%, 04/15/25	3,330	3,602,790
3.25%, 04/15/28	100	107,034
1.65%, 05/15/31	245	232,724
Black Hills Corp., 1.04%, 08/23/24	570	562,878
Commonwealth Edison Co., 2.20%, 03/01/30	170	169,997
Consolidated Edison Co. of New York, Inc., Series 20A, 3.35%, 04/01/30	330	354,885
Dominion Energy, Inc.
4.25%, 06/01/28	165	183,887
2.25%, 08/15/31	1,375	1,342,843
Series A, 1.45%, 04/15/26	1,200	1,186,108
Series B, 3.60%, 03/15/27	1,300	1,399,514
Series C, 3.38%, 04/01/30	310	328,976

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric Utilities (continued)
DPL, Inc., 4.35%, 04/15/29	$200	$212,500
DTE Electric Co., Series C, 2.63%, 03/01/31	390	401,315
DTE Energy Co.
Series C, 3.40%, 06/15/29	122	128,752
Series F, 1.05%, 06/01/25	630	617,250
Duke Energy Corp.
3.05%, 08/15/22	50	50,461
3.75%, 04/15/24	1,180	1,239,154
2.65%, 09/01/26	1,100	1,138,835
3.40%, 06/15/29	255	270,351
2.55%, 06/15/31	950	951,123
Duke Energy Florida LLC, 1.75%, 06/15/30	115	110,357
Entergy Corp., 0.90%, 09/15/25	290	280,874
Entergy Louisiana LLC, 1.60%, 12/15/30	2,520	2,373,027
Entergy Texas, Inc., 4.00%, 03/30/29	50	54,755
Evergy, Inc., 2.90%, 09/15/29	100	102,357
Eversource Energy
Series L, 2.90%, 10/01/24	800	828,550
Series N, 3.80%, 12/01/23	100	104,964
Exelon Corp., 3.95%, 06/15/25	1,500	1,602,528
Exelon Generation Co. LLC, 3.25%, 06/01/25	770	806,746
FirstEnergy Corp.
Series C, 5.35%, 07/15/47	500	594,377
Series C, 3.40%, 03/01/50	1,000	980,000
Florida Power & Light Co., 2.85%, 04/01/25	35	36,548
Georgia Power Co.
3.25%, 03/30/27	50	52,677
Series B, 2.65%, 09/15/29	700	713,475
Interstate Power and Light Co., 2.30%, 06/01/30	310	308,234
MidAmerican Energy Co., 3.65%, 04/15/29	310	341,605
National Rural Utilities Cooperative Finance Corp.
1.00%, 06/15/26	6,475	6,314,953
3.70%, 03/15/29	100	110,036
2.40%, 03/15/30	1,105	1,114,185
Nevada Power Co., Series DD, 2.40%, 05/01/30	700	703,405
NextEra Energy Capital Holdings, Inc.
0.65%, 03/01/23	4,805	4,795,277
1.90%, 06/15/28	1,335	1,320,926
3.50%, 04/01/29	150	160,896
2.75%, 11/01/29	1,005	1,032,399
NextEra Energy Operating Partners LP(a)
4.25%, 07/15/24	30	31,163
4.25%, 09/15/24	25	25,875
4.50%, 09/15/27	1,100	1,188,000
Pacific Gas and Electric Co.
1.75%, 06/16/22	330	330,001
3.15%, 01/01/26	1,350	1,379,878
2.10%, 08/01/27	35	33,790
3.00%, 06/15/28	1,265	1,274,184
3.25%, 06/01/31	1,750	1,755,780
PG&E Corp., 5.25%, 07/01/30	1,580	1,656,946
Public Service Co. of New Hampshire, Series V, 2.20%, 06/15/31	380	380,589
Public Service Electric & Gas Co., 2.45%, 01/15/30	1,350	1,373,158
Public Service Enterprise Group, Inc., 1.60%, 08/15/30	110	101,962
Puget Energy, Inc., 2.38%, 06/15/28	170	167,327

Security	Par (000)	Value

Electric Utilities (continued)
Sempra Energy, 3.40%, 02/01/28	$50	$53,226
Southern California Edison Co.
2.85%, 08/01/29	115	118,848
Series B, 3.65%, 03/01/28	770	831,293
Talen Energy Supply LLC, 6.63%, 01/15/28(a)	1,600	1,404,000
Tucson Electric Power Co., 1.50%, 08/01/30	30	28,022
Union Electric Co.
3.50%, 03/15/29	50	54,020
2.95%, 03/15/30	240	252,165
Virginia Electric and Power Co., 2.30%, 11/15/31	5,135	5,174,053
Wisconsin Electric Power Co., 1.70%, 06/15/28	175	171,419

		63,475,809

Electrical Equipment(a) — 0.1%
FXI Holdings, Inc.
7.88%, 11/01/24	150	152,835
12.25%, 11/15/26	250	280,950
GrafTech Finance, Inc., 4.63%, 12/15/28	4,002	4,062,030

		4,495,815

Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp.
2.05%, 03/01/25	105	106,973
2.80%, 02/15/30	1,000	1,030,431
Arrow Electronics, Inc., 2.95%, 02/15/32	3,735	3,771,752
CDW LLC/CDW Finance Corp.
5.50%, 12/01/24	100	109,579
4.13%, 05/01/25	220	226,050
4.25%, 04/01/28	605	624,663
Imola Merger Corp., 4.75%, 05/15/29(a)	1,350	1,385,168
Keysight Technologies, Inc.
4.55%, 10/30/24	2,000	2,162,373
4.60%, 04/06/27	130	146,317
3.00%, 10/30/29	80	83,005
Rockwell Automation, Inc.
0.35%, 08/15/23	1,040	1,033,132
1.75%, 08/15/31	260	252,622
SYNNEX Corp., 1.25%, 08/09/24(a)	5,000	4,943,314
Trimble, Inc.
4.15%, 06/15/23	2,000	2,079,907
4.75%, 12/01/24	4,300	4,661,585
4.90%, 06/15/28	760	864,362
Xerox Corp., 4.38%, 03/15/23	100	103,300
Xerox Holdings Corp., 5.50%, 08/15/28(a)	1,500	1,580,625

		25,165,158

Energy Equipment & Services — 0.1%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc., 4.49%, 05/01/30	2,420	2,776,032
Bristow Group, Inc., 6.88%, 03/01/28(a)	1,375	1,430,303
TechnipFMC PLC, 6.50%, 02/01/26(a)	950	1,017,071
USA Compression Partners LP/USA Compression Finance Corp., 6.88%, 09/01/27	1,000	1,056,250
Weatherford International Ltd.(a)
11.00%, 12/01/24	12	12,360
8.63%, 04/30/30	2,775	2,880,866

		9,172,882

Environmental, Maintenance & Security Service — 0.1%
Clean Harbors, Inc., 4.88%, 07/15/27(a)	2,119	2,182,570
Covanta Holding Corp., 5.00%, 09/01/30	1,357	1,384,140

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Environmental, Maintenance & Security Service (continued)
GFL Environmental, Inc.(a)
3.75%, 08/01/25	$127	$128,270
5.13%, 12/15/26	180	187,200
4.00%, 08/01/28	4,335	4,248,300
3.50%, 09/01/28	500	492,500
Stericycle, Inc., 3.88%, 01/15/29(a)	170	167,450
Tervita Corp., 11.00%, 12/01/25(a)	375	431,719
Waste Connections, Inc., 2.60%, 02/01/30	110	112,233
		9,334,382

Equity Real Estate Investment Trusts (REITs) — 1.1%
American Homes 4 Rent, 2.38%, 07/15/31	355	347,913
American Tower Corp.
3.50%, 01/31/23	2,545	2,613,363
0.60%, 01/15/24	4,360	4,313,331
5.00%, 02/15/24	1,570	1,689,299
2.95%, 01/15/25	200	207,693
2.40%, 03/15/25	1,071	1,099,718
1.45%, 09/15/26	2,900	2,837,583
Brixmor Operating Partnership LP, 4.05%, 07/01/30	120	130,942
Brookfield Property REIT, Inc./BPR Cumulus
LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)	1,640	1,697,400
Camden Property Trust
3.15%, 07/01/29	1,000	1,063,487
2.80%, 05/15/30	220	228,789
Digital Realty Trust LP, 4.75%, 10/01/25	1,510	1,671,605
Equinix, Inc.
2.63%, 11/18/24	5,150	5,306,397
1.25%, 07/15/25	1,075	1,055,797
Essex Portfolio LP, 1.70%, 03/01/28	9,355	9,108,798
Federal Realty Investment Trust, 3.50%, 06/01/30	1,315	1,401,531
Iron Mountain, Inc.(a)
4.88%, 09/15/27	50	51,849
5.25%, 03/15/28	2,500	2,600,000
5.00%, 07/15/28	2,000	2,055,000
4.88%, 09/15/29	1,854	1,918,853
5.25%, 07/15/30	1,340	1,412,121
4.50%, 02/15/31	300	303,207
5.63%, 07/15/32	5,700	6,100,049
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.
5.63%, 05/01/24	1,050	1,122,156
4.63%, 06/15/25(a)	2,210	2,356,059
5.75%, 02/01/27	160	180,800
3.88%, 02/15/29(a)	620	651,000
Mid-America Apartments LP, 1.10%, 09/15/26	260	251,311
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/27	1,100	1,150,875
4.63%, 08/01/29	50	52,750
Office Properties Income Trust, 3.45%, 10/15/31	3,257	3,155,829
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.Issuer(a)
5.88%, 10/01/28	3,615	3,759,600
4.88%, 05/15/29	430	439,675
Public Storage
0.88%, 02/15/26	750	730,616
1.95%, 11/09/28	9,275	9,242,473

Security	Par (000)	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Public Storage (continued) 3.39%, 05/01/29	$450	$490,195
Realty Income Corp., 3.25%, 01/15/31	480	516,126
Service Properties Trust, 4.65%, 03/15/24	200	197,501
Simon Property Group LP
3.50%, 09/01/25	810	863,233
1.38%, 01/15/27	2,920	2,851,748
Starwood Property Trust, Inc.
4.75%, 03/15/25	2,000	2,080,000
3.63%, 07/15/26(a)	3,480	3,462,600
Welltower, Inc., 4.00%, 06/01/25	565	608,499
XHR LP, 6.38%, 08/15/25(a)	1,055	1,115,905
		84,493,676

Food & Staples Retailing — 0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
4.63%, 01/15/27	2,730	2,864,971
3.50%, 03/15/29	245	245,480
4.88%, 02/15/30	1,750	1,889,510
Campbell Soup Co., 3.95%, 03/15/25	2,500	2,672,978
Costco Wholesale Corp.
1.38%, 06/20/27	385	382,029
1.60%, 04/20/30	885	857,352
Dollar General Corp., 4.15%, 11/01/25	2,000	2,171,938
General Mills, Inc., 4.00%, 04/17/25	690	740,888
Ingles Markets, Inc., 4.00%, 06/15/31(a)	1,820	1,833,650
Kraft Heinz Foods Co.
3.75%, 04/01/30	1,000	1,079,425
6.88%, 01/26/39	500	734,866
5.00%, 06/04/42	1,000	1,243,957
5.20%, 07/15/45	2,250	2,860,814
4.38%, 06/01/46	475	556,225
Kroger Co., 2.20%, 05/01/30	40	39,842
McCormick & Co., Inc., 3.15%, 08/15/24	300	313,216
United Natural Foods, Inc., 6.75%, 10/15/28(a)	445	476,506
Walmart, Inc., 1.50%, 09/22/28	3,690	3,667,152
		24,630,799

Food Products — 0.2%
Aramark Services, Inc., 5.00%, 02/01/28(a)	500	516,875
Bunge Ltd. Finance Corp., 1.63%, 08/17/25	1,085	1,081,085
Chobani LLC/Chobani Finance Corp., Inc., 4.63%, 11/15/28(a)	460	472,629
Darling Ingredients, Inc., 5.25%, 04/15/27(a)	4,497	4,643,153
Mondelez International, Inc.
0.63%, 07/01/22	5,035	5,040,660
1.50%, 05/04/25	585	585,541
		12,339,943

Gas Utilities — 0.0%
Superior Plus LP/Superior General Partner, Inc., 4.50%, 03/15/29(a)	395	405,997

Health Care Equipment & Supplies — 0.4%
Abbott Laboratories, 3.40%, 11/30/23	70	73,257
Baxter International, Inc., 2.60%, 08/15/26	1,605	1,663,240
Boston Scientific Corp., 3.38%, 05/15/22	25	25,250
DH Europe Finance II Sarl
2.05%, 11/15/22	1,075	1,088,781
2.60%, 11/15/29	68	70,257
Hill-Rom Holdings, Inc., 4.38%, 09/15/27(a)	25	26,125

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care Equipment & Supplies (continued)
Hologic, Inc.(a)
4.63%, 02/01/28	$1,000	$1,050,000
3.25%, 02/15/29	2,315	2,315,000
Ortho-Clinical Diagnostics, Inc./ Ortho-Clinical Diagnostics SA, 7.25%, 02/01/28(a)	36	38,700
PerkinElmer, Inc.
0.85%, 09/15/24	13,200	13,012,177
1.90%, 09/15/28	2,450	2,391,856
2.25%, 09/15/31	840	816,777
Thermo Fisher Scientific, Inc., 1.22%, 10/18/24	6,910	6,902,332

		29,473,752

Health Care Providers & Services — 1.1%
Acadia Healthcare Co., Inc., 5.50%, 07/01/28(a)	3,315	3,484,297
Aetna, Inc., 3.50%, 11/15/24	1,000	1,054,731
AmerisourceBergen Corp., 3.45%, 12/15/27	849	912,468
Anthem, Inc.
2.95%, 12/01/22	25	25,487
0.45%, 03/15/23	3,855	3,839,196
3.35%, 12/01/24	700	739,461
2.38%, 01/15/25	95	97,960
Centene Corp.
4.25%, 12/15/27	500	521,250
2.45%, 07/15/28	435	428,475
4.63%, 12/15/29	500	539,230
3.38%, 02/15/30	580	590,666
3.00%, 10/15/30	2,000	2,033,020
2.63%, 08/01/31	3,305	3,238,900
CHS/Community Health Systems, Inc.(a)
8.00%, 03/15/26	3,650	3,837,062
5.63%, 03/15/27	835	883,706
HCA, Inc.
5.25%, 04/15/25	2,940	3,252,239
5.88%, 02/15/26	100	112,788
5.25%, 06/15/26	10,950	12,314,089
5.38%, 09/01/26	10	11,238
5.63%, 09/01/28	110	128,534
5.88%, 02/01/29	280	333,634
4.13%, 06/15/29	3,505	3,856,819
3.50%, 09/01/30	2,325	2,457,234
2.38%, 07/15/31	8,450	8,318,650
Humana, Inc.
3.85%, 10/01/24	2,395	2,542,365
4.50%, 04/01/25	1,985	2,163,306
Legacy LifePoint Health LLC(a)
6.75%, 04/15/25	110	114,675
4.38%, 02/15/27	195	196,462
LifePoint Health, Inc., 5.38%, 01/15/29(a)	960	955,200
Magellan Health, Inc., 4.90%, 09/22/24	1,000	1,082,500
McKesson Corp., 0.90%, 12/03/25	2,515	2,436,710
ModivCare, Inc., 5.88%, 11/15/25(a)	6,205	6,515,250
Molina Healthcare, Inc.(a)
4.38%, 06/15/28	1,520	1,565,600
3.88%, 11/15/30	2,000	2,075,000
3.88%, 05/15/32	590	593,687
Prime Healthcare Services, Inc., 7.25%, 11/01/25(a)	840	890,400
Teleflex, Inc.
4.63%, 11/15/27	250	260,000
4.25%, 06/01/28(a)	75	77,264

Security	Par (000)	Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.
6.75%, 06/15/23	$75	$80,156
4.63%, 07/15/24	124	125,550
7.50%, 04/01/25(a)	280	294,686
4.88%, 01/01/26(a)	600	616,278
6.25%, 02/01/27(a)	100	103,500
5.13%, 11/01/27(a)	300	312,375
4.63%, 06/15/28(a)	2,514	2,583,135
6.13%, 10/01/28(a)	1,938	2,046,935
UnitedHealth Group, Inc.
3.10%, 03/15/26	50	53,444
3.85%, 06/15/28	2,200	2,451,940
2.00%, 05/15/30	585	580,767

		83,728,319

Health Care Technology — 0.2%
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)	10	10,390
Charles River Laboratories International, Inc.(a)
4.25%, 05/01/28	3,025	3,146,000
4.00%, 03/15/31	2,000	2,049,220
IQVIA, Inc.(a)
5.00%, 10/15/26	1,200	1,231,500
5.00%, 05/15/27	1,000	1,035,300
Laboratory Corp. of America Holdings, 1.55%, 06/01/26	9,015	8,911,523
Syneos Health, Inc., 3.63%, 01/15/29(a)	485	478,938
US Acute Care Solutions LLC, 6.38%, 03/01/26(a)	975	1,021,312

		17,884,183

Hotels, Restaurants & Leisure — 0.7%
1011778 BC ULC/New Red Finance, Inc.(a)
5.75%, 04/15/25	1,295	1,343,562
3.88%, 01/15/28	4,510	4,567,548
4.00%, 10/15/30	2,775	2,726,437
Affinity Gaming, 6.88%, 12/15/27(a)	175	182,000
Boyd Gaming Corp., 4.75%, 12/01/27	1,625	1,657,500
Boyne USA, Inc., 4.75%, 05/15/29(a)	480	494,400
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25(a)	90	93,988
Cedar Fair LP, 5.25%, 07/15/29	15	15,375
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)	310	320,850
Choice Hotels International, Inc., 3.70%, 12/01/29	2,755	2,927,656
Darden Restaurants, Inc., 3.85%, 05/01/27	10	10,825
Dave & Buster’s, Inc., 7.63%, 11/01/25(a)	128	136,480
Full House Resorts, Inc., 8.25%, 02/15/28(a)	390	409,500
GLP Capital LP/GLP Financing II, Inc.
5.25%, 06/01/25	3,460	3,789,572
5.38%, 04/15/26	4,450	4,955,386
Golden Nugget, Inc., 6.75%, 10/15/24(a)	50	50,000
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25(a)	45	46,827
4.88%, 01/15/30	375	400,781
4.00%, 05/01/31(a)	1,585	1,620,726
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(a) 5.00%, 06/01/29	270	276,750

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hotels, Restaurants & Leisure (continued)
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc(a) (continued) 4.88%, 07/01/31	$665	$665,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.88%, 04/01/27	50	51,500
International Game Technology PLC(a)
4.13%, 04/15/26	525	540,787
5.25%, 01/15/29	1,565	1,658,196
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 06/01/27(a)	625	646,094
Marriott International, Inc., Series EE, 5.75%, 05/01/25	170	191,359
Marriott Ownership Resorts, Inc.(a)
6.13%, 09/15/25	265	276,263
4.50%, 06/15/29	780	785,086
McDonald’s Corp., 1.45%, 09/01/25	105	105,935
MGM Resorts International
7.75%, 03/15/22	100	101,250
6.75%, 05/01/25	500	522,500
5.50%, 04/15/27	98	104,370
4.75%, 10/15/28	500	515,000
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, 05/01/29(a)	360	361,800
Scientific Games International, Inc.(a)
8.63%, 07/01/25	790	843,325
5.00%, 10/15/25	25	25,738
7.00%, 05/15/28	1,100	1,171,500
Six Flags Entertainment Corp., 4.88%, 07/31/24(a)	1,000	1,010,000
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)	1,250	1,334,928
Starbucks Corp.
1.30%, 05/07/22	160	160,524
3.55%, 08/15/29	40	43,688
Travel + Leisure Co.
3.90%, 03/01/23	100	101,443
5.65%, 04/01/24	100	106,250
6.00%, 04/01/27	300	326,031
4.63%, 03/01/30(a)	100	100,500
Vail Resorts, Inc., 6.25%, 05/15/25(a)	1,000	1,040,000
Wyndham Hotels & Resorts, Inc., 4.38%, 08/15/28(a)	1,000	1,030,000
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 4.25%, 05/30/23(a)	50	50,375
Wynn Macau Ltd.(a)
5.63%, 08/26/28	605	556,978
5.13%, 12/15/29	400	356,000
Yum! Brands, Inc.
4.75%, 01/15/30(a)	800	866,000
4.63%, 01/31/32	9,822	10,437,054

		52,111,637

Household Durables — 0.4%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30(a)	1,660	1,630,950
Beazer Homes USA, Inc.
5.88%, 10/15/27	100	104,625
7.25%, 10/15/29	2,560	2,853,632
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(a) 6.25%, 09/15/27	285	297,483

Security	Par (000)	Value

Household Durables (continued)
Brookfield Residential Properties, Inc./Brookfield Residential US LLC(a) (continued) 4.88%, 02/15/30	$600	$613,686
Century Communities, Inc.
6.75%, 06/01/27	1,750	1,846,250
3.88%, 08/15/29(a)	1,845	1,858,837
Empire Communities Corp., 7.00%, 12/15/25(a)	525	543,375
LGI Homes, Inc., 4.00%, 07/15/29(a)	4,221	4,205,171
Mattamy Group Corp.(a)
5.25%, 12/15/27	40	42,070
4.63%, 03/01/30	310	315,720
Meritage Homes Corp.
6.00%, 06/01/25	1,500	1,672,500
5.13%, 06/06/27	2,100	2,312,772
Newell Brands, Inc.
4.70%, 04/01/26	850	926,717
5.88%, 04/01/36	550	677,875
NVR, Inc., 3.00%, 05/15/30	3,220	3,345,847
Shea Homes LP/Shea Homes Funding Corp.(a)
4.75%, 02/15/28	655	669,737
4.75%, 04/01/29	865	881,435
Taylor Morrison Communities, Inc., 5.88%, 06/15/27(a)	100	112,000
Tempur Sealy International, Inc.(a)
4.00%, 04/15/29	450	457,875
3.88%, 10/15/31	2,600	2,604,914
Toll Brothers Finance Corp., 4.35%, 02/15/28	25	27,375
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.88%, 06/15/24	50	54,438
Tri Pointe Homes, Inc., 5.70%, 06/15/28	1,450	1,595,000

		29,650,284

Household Products — 0.0%
Avery Dennison Corp., 0.85%, 08/15/24	1,080	1,064,195
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/25(a)	2,100	2,231,250

		3,295,445

Independent Power and Renewable Electricity Producers — 0.1%
Atlantica Sustainable Infrastructure PLC, 4.13%, 06/15/28(a)	1,000	1,007,500
Calpine Corp.(a)
5.25%, 06/01/26	166	170,315
5.13%, 03/15/28	645	654,778
4.63%, 02/01/29	345	340,256
5.00%, 02/01/31	400	400,000
Clearway Energy Operating LLC, 4.75%, 03/15/28(a)	1,580	1,660,975
Enviva Partners LP/Enviva Partners Finance Corp., 6.50%, 01/15/26(a)	500	516,250
NRG Energy, Inc., 6.63%, 01/15/27	30	31,186
Renewable Energy Group, Inc., 5.88%, 06/01/28(a)	460	472,650
TerraForm Power Operating LLC(a)
4.25%, 01/31/23	550	562,375
5.00%, 01/31/28	75	79,440

		5,895,725

Industrial Conglomerates — 0.0%
Trinity Industries, Inc., 4.55%, 10/01/24	500	527,050

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance — 0.4%
Acrisure LLC/Acrisure Finance, Inc.(a)
7.00%, 11/15/25	$250	$249,817
6.00%, 08/01/29	695	686,312
Aflac, Inc.
1.13%, 03/15/26	6,510	6,390,973
3.60%, 04/01/30	2,592	2,857,176
AmWINS Group, Inc., 4.88%, 06/30/29(a)	125	126,250
Aon Corp., 2.80%, 05/15/30	405	417,384
AssuredPartners, Inc., 5.63%, 01/15/29(a)	550	534,875
Berkshire Hathaway, Inc., 3.13%, 03/15/26	2,005	2,141,121
Enstar Group Ltd., 3.10%, 09/01/31	1,805	1,769,287
Fairfax Financial Holdings Ltd., 3.38%, 03/03/31	1,005	1,034,457
Fidelity & Guaranty Life Holdings, Inc., 5.50%, 05/01/25(a)	1,015	1,133,321
Marsh & McLennan Cos., Inc.
3.88%, 03/15/24	2,945	3,114,713
3.50%, 03/10/25	2,200	2,328,515
4.38%, 03/15/29	2,230	2,541,969
2.25%, 11/15/30	4,215	4,206,159
NMI Holdings, Inc., 7.38%, 06/01/25(a)	3,000	3,406,500
Willis North America, Inc.
4.50%, 09/15/28	130	145,312
2.95%, 09/15/29	995	1,018,575

		34,102,716

Interactive Media & Services — 0.2%
Arches Buyer, Inc., 4.25%, 06/01/28(a)	415	414,784
Baidu, Inc, 1.72%, 04/09/26	2,170	2,137,060
Cogent Communications Group, Inc., 3.50%, 05/01/26(a)	1,500	1,523,520
eBay, Inc., 1.90%, 03/11/25	4,150	4,196,564
JD.com, Inc., 3.38%, 01/14/30	200	208,700
Netflix, Inc.
5.50%, 02/15/22	350	351,925
3.63%, 06/15/25(a)	660	695,508
4.88%, 04/15/28	100	114,000
5.88%, 11/15/28	900	1,082,250
6.38%, 05/15/29	500	621,250
5.38%, 11/15/29(a)	500	593,750
4.88%, 06/15/30(a)	1,000	1,166,250

		13,105,561

Internet & Direct Marketing Retail — 0.1%
Alibaba Group Holding Ltd.
2.80%, 06/06/23	1,500	1,532,520
3.60%, 11/28/24	550	578,743
Amazon.com, Inc., 2.10%, 05/12/31	4,090	4,145,660

		6,256,923

Internet Software & Services — 0.2%
Booking Holdings, Inc., 4.63%, 04/13/30	153	178,814
Expedia Group, Inc.
3.60%, 12/15/23	795	825,987
2.95%, 03/15/31	250	249,645
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)	1,000	1,033,750
Match Group Holdings II LLC(a)
4.63%, 06/01/28	2,335	2,429,334
5.63%, 02/15/29	35	37,450
4.13%, 08/01/30	1,930	1,949,300
3.63%, 10/01/31	2,465	2,394,131
NortonLifeLock, Inc., 5.00%, 04/15/25(a)	750	755,719

Security	Par (000)	Value

Internet Software & Services (continued)
TripAdvisor, Inc., 7.00%, 07/15/25(a)	$60	$63,300
Uber Technologies, Inc.(a)
7.50%, 05/15/25	395	415,098
8.00%, 11/01/26	550	585,750
7.50%, 09/15/27	2,500	2,720,737
VeriSign, Inc.
5.25%, 04/01/25	2,300	2,535,750
4.75%, 07/15/27	1,150	1,194,562
2.70%, 06/15/31	885	889,425

		18,258,752

IT Services — 0.4%
Booz Allen Hamilton, Inc.(a)
3.88%, 09/01/28	4,175	4,248,062
4.00%, 07/01/29	525	542,265
Camelot Finance SA, 4.50%, 11/01/26(a)	500	517,500
Gartner, Inc.(a)
4.50%, 07/01/28	3,552	3,709,656
3.63%, 06/15/29	930	940,277
3.75%, 10/01/30	2,795	2,857,608
International Business Machines Corp., 3.00%, 05/15/24	150	156,691
j2 Global, Inc., 4.63%, 10/15/30(a)	8,877	9,104,606
KBR, Inc., 4.75%, 09/30/28(a)	6,000	6,120,000
Kyndryl Holdings, Inc.(a)
2.05%, 10/15/26	680	662,101
2.70%, 10/15/28	680	658,096
Presidio Holdings, Inc.(a)
4.88%, 02/01/27	230	236,900
8.25%, 02/01/28	35	37,275
Science Applications International Corp., 4.88%, 04/01/28(a)	170	174,250
Twilio, Inc., 3.88%, 03/15/31	2,000	2,019,400
Verisk Analytics, Inc., 4.00%, 06/15/25	50	53,721
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29(a)	185	183,409

		32,221,817

Leisure Products — 0.0%
Hasbro, Inc., 3.55%, 11/19/26	145	155,460

Life Sciences Tools & Services — 0.0%
Agilent Technologies, Inc.
3.88%, 07/15/23	690	715,171
2.10%, 06/04/30	600	587,371
2.30%, 03/12/31	750	742,673

		2,045,215

Machinery — 0.2%
Caterpillar Financial Services Corp.
0.45%, 09/14/23	3,970	3,951,951
0.80%, 11/13/25	7,235	7,095,578
Deere & Co., 2.75%, 04/15/25	150	156,694
Otis Worldwide Corp.
2.29%, 04/05/27	65	66,233
2.57%, 02/15/30	125	126,797
Terex Corp., 5.00%, 05/15/29(a)	3,050	3,133,875
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)	200	203,000

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
TK Elevator US Newco Inc., 5.25%, 07/15/27(a)	$910	$956,637
Westinghouse Air Brake Technologies Corp., 3.20%, 06/15/25	2,305	2,398,904

		18,089,669

Media — 0.9%
Altice France Holding SA, 10.50%, 05/15/27(a)	400	430,000
AMC Networks, Inc., 4.75%, 08/01/25	1,025	1,046,781
Banijay Entertainment SASU, 5.38%, 03/01/25(a) .	200	204,000
Beasley Mezzanine Holdings LLC, 8.63%, 02/01/26(a)	1,000	987,500
Block Communications, Inc., 4.88%, 03/01/28(a)	60	60,000
Cable One, Inc., 4.00%, 11/15/30(a)	275	269,500
CCO Holdings LLC/CCO Holdings Capital Corp.
5.13%, 05/01/27(a)	250	257,500
5.00%, 02/01/28(a)	100	104,000
5.38%, 06/01/29(a)	100	107,914
4.75%, 03/01/30(a)	2,000	2,080,000
4.50%, 08/15/30(a)	810	828,784
4.25%, 02/01/31(a)	420	423,688
4.50%, 05/01/32	4,000	4,115,000
4.50%, 06/01/33(a)	2,000	2,040,460
4.25%, 01/15/34(a)	3,000	2,951,482
Charter Communications Operating LLC/Charter Communications Operating Capital
4.46%, 07/23/22	1,640	1,664,207
4.50%, 02/01/24	6,920	7,359,287
4.91%, 07/23/25	4,250	4,679,710
3.75%, 02/15/28	400	428,514
2.25%, 01/15/29	2,765	2,697,804
5.05%, 03/30/29	500	572,402
2.30%, 02/01/32	1,105	1,048,902
CSC Holdings LLC
5.25%, 06/01/24	200	208,000
6.50%, 02/01/29(a)	900	963,000
Cumulus Media New Holdings, Inc., 6.75%, 07/01/26(a)	800	830,000
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 5.88%, 08/15/27(a)	345	353,180
DISH DBS Corp.
5.88%, 07/15/22	100	101,625
5.00%, 03/15/23	450	461,250
5.88%, 11/15/24	475	487,949
7.75%, 07/01/26	1,075	1,134,125
7.38%, 07/01/28	2,010	2,035,125
Fox Corp., 4.03%, 01/25/24	35	36,963
Frontier Communications Holdings LLC(a)
5.88%, 10/15/27	85	89,888
5.00%, 05/01/28	2,275	2,343,250
6.75%, 05/01/29	165	171,600
GCI LLC, 4.75%, 10/15/28(a)	6,310	6,475,637
Gray Television, Inc., 5.88%, 07/15/26(a)	14	14,464
Hughes Satellite Systems Corp.
5.25%, 08/01/26	135	147,656
6.63%, 08/01/26	309	345,848
Lamar Media Corp.
4.00%, 02/15/30	250	253,625
3.63%, 01/15/31	135	131,463
Midas OpCo Holdings LLC, 5.63%, 08/15/29(a)	1,005	1,028,869
Nexstar Media, Inc., 4.75%, 11/01/28(a)	500	509,375

Security	Par (000)	Value

Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)	$25	$25,582
TEGNA, Inc.
4.75%, 03/15/26(a)	2,570	2,672,800
4.63%, 03/15/28	3,590	3,628,736
5.00%, 09/15/29	5,385	5,506,162
Telesat Canada/Telesat LLC, 6.50%, 10/15/27(a)	2,281	1,770,056
Townsquare Media, Inc., 6.88%, 02/01/26(a)	680	721,650
Univision Communications, Inc.(a)
5.13%, 02/15/25	15	15,150
9.50%, 05/01/25	85	90,844
6.63%, 06/01/27	900	969,750
Videotron Ltd., 5.13%, 04/15/27(a)	500	515,000
Virgin Media Finance PLC, 5.00%, 07/15/30(a)	695	691,525
Walt Disney Co., 1.65%, 09/01/22	230	231,878
WMG Acquisition Corp., 3.00%, 02/15/31(a)	1,575	1,508,062
		70,827,522

Metals & Mining — 0.6%
Alcoa Nederland Holding BV(a)
5.50%, 12/15/27	1,000	1,070,000
6.13%, 05/15/28	1,200	1,291,500
4.13%, 03/31/29	1,760	1,812,800
ArcelorMittal SA
4.55%, 03/11/26	2,250	2,462,844
4.25%, 07/16/29	750	821,199
Arconic Corp.(a)
6.00%, 05/15/25	500	522,500
6.13%, 02/15/28	2,000	2,128,400
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29(a)	2,664	2,880,450
Cleveland-Cliffs, Inc.
9.88%, 10/17/25(a)	1,074	1,215,542
5.88%, 06/01/27	1,000	1,041,250
4.63%, 03/01/29(a)	500	510,000
4.88%, 03/01/31(a)	1,290	1,340,149
Commercial Metals Co., 5.38%, 07/15/27	1,000	1,040,000
Compass Minerals International, Inc., 6.75%, 12/01/27(a)	475	502,944
FMG Resources August 2006 Pty Ltd., 4.50%, 09/15/27(a)	1,065	1,134,225
Freeport-McMoRan, Inc.
5.00%, 09/01/27	100	104,000
4.13%, 03/01/28	200	207,500
4.38%, 08/01/28	315	330,356
5.25%, 09/01/29	50	54,750
4.25%, 03/01/30	750	791,250
4.63%, 08/01/30	1,000	1,072,500
5.40%, 11/14/34	100	121,750
5.45%, 03/15/43	1,925	2,419,898
IAMGOLD Corp., 5.75%, 10/15/28(a)	545	534,543
Joseph T Ryerson & Son, Inc., 8.50%, 08/01/28(a)	1,687	1,834,613
Mineral Resources Ltd., 8.13%, 05/01/27(a)	850	916,453
Reliance Steel & Aluminum Co. 1.30%, 08/15/25	6,690	6,582,707
2.15%, 08/15/30	2,000	1,943,328
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29(a)	80	81,600
Southern Copper Corp., 3.88%, 04/23/25	200	213,600

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Metals & Mining (continued)
Taseko Mines Ltd., 7.00%, 02/15/26(a)	$4,600	$4,784,000
United States Steel Corp., 6.88%, 03/01/29	1,065	1,146,206
Vale Overseas Ltd., 6.25%, 08/10/26	2,000	2,310,375

		45,223,232

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Starwood Property Trust, Inc., 5.50%, 11/01/23(a)	2,730	2,825,550

Multiline Retail — 0.1%
Bath & Body Works, Inc.
9.38%, 07/01/25(a)	101	123,220
6.69%, 01/15/27	1,300	1,495,000
5.25%, 02/01/28	3,610	3,989,050
7.50%, 06/15/29	50	56,917
6.63%, 10/01/30(a)	1,465	1,659,113
6.88%, 11/01/35	1,655	2,056,338
LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/26(a)	320	323,574
Macy’s Retail Holdings LLC, 5.88%, 04/01/29(a)	125	133,281
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26(a)	230	244,115

		10,080,608

Multi-Utilities — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.63%, 05/20/24	45	48,653
5.75%, 05/20/27	100	110,625
National Fuel Gas Co.
5.50%, 01/15/26	2,600	2,905,080
3.95%, 09/15/27	40	42,437
2.95%, 03/01/31	605	607,974
NiSource, Inc., 0.95%, 08/15/25	4,330	4,214,671
Piedmont Natural Gas Co., Inc., 3.50%, 06/01/29 .	50	53,381
Southwest Gas Corp., 2.20%, 06/15/30	25	24,239

		8,007,060

Offshore Drilling & Other Services(a) — 0.1%
Entegris, Inc.
4.38%, 04/15/28	2,325	2,388,937
3.63%, 05/01/29	1,575	1,578,938

		3,967,875

Oil, Gas & Consumable Fuels — 4.3%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26(a)	210	225,582
Antero Midstream Partners LP/Antero Midstream Finance Corp.(a)
5.75%, 01/15/28	6,500	6,816,095
5.38%, 06/15/29	8,150	8,598,372
Antero Resources Corp.(a)
8.38%, 07/15/26	68	77,423
7.63%, 02/01/29	1,288	1,429,680
5.38%, 03/01/30	6,040	6,456,760
Apache Corp.
4.63%, 11/15/25	480	515,400
4.88%, 11/15/27	1,680	1,831,200
4.25%, 01/15/30	3,745	4,064,074
5.10%, 09/01/40	4,250	4,802,500
4.75%, 04/15/43	3,000	3,295,590
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a) 8.25%, 12/31/28	385	401,363

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp.(a) (continued) 5.88%, 06/30/29	$380	$365,632
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)	275	274,744
Buckeye Partners LP
4.15%, 07/01/23	100	102,500
4.13%, 03/01/25(a)	500	516,250
3.95%, 12/01/26	100	101,921
4.50%, 03/01/28(a)	130	130,975
5.85%, 11/15/43	400	392,502
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25(a)	2,475	2,669,906
Canadian Natural Resources Ltd.
2.95%, 01/15/23	600	611,425
3.85%, 06/01/27	600	642,808
Cenovus Energy, Inc., 5.38%, 07/15/25	92	101,524
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/24	4,700	5,199,254
5.88%, 03/31/25	5,525	6,123,351
5.13%, 06/30/27	500	564,159
3.70%, 11/15/29	1,660	1,778,119
Cheniere Energy Partners LP
4.50%, 10/01/29	395	418,700
3.25%, 01/31/32(a)	1,690	1,706,900
Cheniere Energy, Inc., 4.63%, 10/15/28	2,500	2,659,300
Chesapeake Energy Corp., 5.50%, 02/01/26(a)	110	115,775
Chevron Corp.
1.55%, 05/11/25	1,480	1,492,546
2.00%, 05/11/27	140	142,095
2.24%, 05/11/30	170	171,948
Chevron USA, Inc., 3.85%, 01/15/28	910	1,007,495
Civitas Resources, Inc., 5.00%, 10/15/26(a)	385	388,773
CNX Midstream Partners LP, 4.75%, 04/15/30(a)	130	129,513
CNX Resources Corp.(a)
7.25%, 03/14/27	2,380	2,524,537
6.00%, 01/15/29	5,685	5,912,400
Colgate Energy Partners III LLC, 5.88%, 07/01/29(a)	1,510	1,555,300
Comstock Resources, Inc.(a)
7.50%, 05/15/25	18	18,563
6.75%, 03/01/29	1,645	1,784,167
Conoco Funding Co., 7.25%, 10/15/31	405	571,064
ConocoPhillips Co., 6.95%, 04/15/29	515	677,545
Continental Resources, Inc.
4.50%, 04/15/23	61	62,859
4.38%, 01/15/28	1,510	1,632,386
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.(a)
5.63%, 05/01/27	4,250	4,329,687
6.00%, 02/01/29	5,910	6,138,983
CrownRock LP/CrownRock Finance, Inc.(a)
5.63%, 10/15/25	275	281,188
5.00%, 05/01/29	310	321,625
CVR Energy, Inc., 5.25%, 02/15/25(a)	500	482,500
DCP Midstream Operating LP
5.38%, 07/15/25	2,130	2,327,025
5.13%, 05/15/29	3,500	3,955,000
8.13%, 08/16/30	1,000	1,359,050
6.75%, 09/15/37(a)	50	66,883

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
DCP Midstream Operating LP (continued) 5.60%, 04/01/44	$610	$758,840
Devon Energy Corp.
5.25%, 10/15/27	325	342,840
5.88%, 06/15/28	191	206,868
4.50%, 01/15/30	1,155	1,240,002
Diamondback Energy, Inc., 3.13%, 03/24/31	845	870,899
DT Midstream, Inc.(a)
4.13%, 06/15/29	1,000	1,023,750
4.38%, 06/15/31	1,000	1,040,000
Dycom Industries, Inc., 4.50%, 04/15/29(a)	495	504,281
Enbridge, Inc.
4.00%, 10/01/23	2,000	2,088,107
3.50%, 06/10/24	1,690	1,763,786
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28(a)	2,000	2,131,770
Energy Transfer LP, 4.05%, 03/15/25	2,495	2,643,459
EnLink Midstream LLC
5.63%, 01/15/28(a)	2,385	2,480,400
5.38%, 06/01/29	3,700	3,783,250
EnLink Midstream Partners LP
4.85%, 07/15/26	1,200	1,263,000
5.60%, 04/01/44	100	100,858
5.45%, 06/01/47	800	807,116
EQM Midstream Partners LP
4.13%, 12/01/26	1,500	1,537,500
6.50%, 07/01/27(a)	415	464,800
4.50%, 01/15/29(a)	630	655,200
6.50%, 07/15/48	425	516,377
EQT Corp.
6.63%, 02/01/25	775	873,816
3.90%, 10/01/27	1,000	1,072,520
5.00%, 01/15/29	880	974,600
7.50%, 02/01/30	250	321,250
3.63%, 05/15/31(a)	855	887,063
Exxon Mobil Corp.
2.02%, 08/16/24	300	307,378
2.99%, 03/19/25	950	998,373
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25	1,183	1,168,212
8.00%, 01/15/27	2,935	3,024,694
7.75%, 02/01/28	2,000	2,015,000
Global Partners LP/GLP Finance Corp., 6.88%, 01/15/29	3,150	3,298,522
Harbour Energy PLC, 5.50%, 10/15/26(a)	2,410	2,391,925
Harvest Midstream I LP, 7.50%, 09/01/28(a)	1,355	1,449,850
Hess Corp., 4.30%, 04/01/27	1,255	1,366,760
Hess Midstream Operations LP(a)
5.63%, 02/15/26	1,200	1,236,000
5.13%, 06/15/28	1,050	1,093,313
4.25%, 02/15/30	2,730	2,709,525
Hilcorp Energy I LP/Hilcorp Finance Co.(a)
6.25%, 11/01/28	120	126,150
6.00%, 02/01/31	1,065	1,099,612
Holly Energy Partners LP/Holly Energy Finance Corp., 5.00%, 02/01/28(a)	7,733	7,704,001
ITT Holdings LLC, 6.50%, 08/01/29(a)	930	920,700
Kinder Morgan, Inc., 5.63%, 11/15/23(a)	681	727,668
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26(a)	2,000	2,050,000

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
MasTec, Inc., 4.50%, 08/15/28(a)	$960	$997,200
Matador Resources Co., 5.88%, 09/15/26	1,195	1,230,850
MEG Energy Corp.(a)
6.50%, 01/15/25	15	15,244
7.13%, 02/01/27	3,250	3,460,990
5.88%, 02/01/29	5,525	5,784,288
MPLX LP
4.88%, 12/01/24	443	480,830
1.75%, 03/01/26	8,000	7,919,516
2.65%, 08/15/30	940	935,705
Murphy Oil Corp.
5.75%, 08/15/25	75	77,091
5.88%, 12/01/27	1,462	1,509,471
6.38%, 07/15/28	3,580	3,804,931
6.38%, 12/01/42	1,300	1,300,006
Murphy Oil USA, Inc.
5.63%, 05/01/27	500	520,000
4.75%, 09/15/29	900	947,250
3.75%, 02/15/31(a)	815	809,906
Nabors Industries, Inc., 7.38%, 05/15/27(a)	235	243,270
New Fortress Energy, Inc.(a)
6.75%, 09/15/25	3,615	3,651,150
6.50%, 09/30/26	4,500	4,466,250
Northern Oil and Gas, Inc., 8.13%, 03/01/28(a)	4,255	4,489,025
Oasis Petroleum, Inc., 6.38%, 06/01/26(a)	4,225	4,425,687
Occidental Petroleum Corp.
2.90%, 08/15/24	2,750	2,809,125
5.50%, 12/01/25	420	465,935
8.50%, 07/15/27	265	330,588
3.50%, 08/15/29	817	839,304
8.88%, 07/15/30	415	559,694
6.63%, 09/01/30	4,500	5,568,750
6.13%, 01/01/31	3,340	4,058,100
6.45%, 09/15/36	4,200	5,355,021
4.40%, 04/15/46	4,250	4,356,250
4.10%, 02/15/47	3,000	2,940,000
4.40%, 08/15/49	3,500	3,543,750
ONEOK Partners LP
3.38%, 10/01/22	650	657,764
4.90%, 03/15/25	520	566,308
ONEOK, Inc.
2.75%, 09/01/24	155	159,279
2.20%, 09/15/25	4,510	4,555,158
6.35%, 01/15/31	2,330	2,924,969
Ovintiv Exploration, Inc., 5.38%, 01/01/26	2,000	2,217,034
Parsley Energy LLC/Parsley Finance Corp., 4.13%, 02/15/28(a)	160	161,000
PDC Energy, Inc.
6.13%, 09/15/24	1,500	1,518,750
5.75%, 05/15/26	5,000	5,166,950
Pioneer Natural Resources Co.
0.55%, 05/15/23	1,485	1,479,326
0.75%, 01/15/24	2,080	2,051,796
PowerTeam Services LLC, 9.03%, 12/04/25(a)	650	687,658
Range Resources Corp.
5.00%, 03/15/23	100	102,250
9.25%, 02/01/26	2,540	2,737,593
8.25%, 01/15/29	475	529,625
Rockcliff Energy II LLC, 5.50%, 10/15/29(a)	670	690,100
Rockies Express Pipeline LLC(a) 4.80%, 05/15/30	300	312,750

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil, Gas & Consumable Fuels (continued)
Rockies Express Pipeline LLC(a) (continued) 6.88%, 04/15/40	$300	$339,002
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	755	789,655
5.75%, 05/15/24	2,200	2,392,603
Shell International Finance BV, 2.00%, 11/07/24	790	809,649
SM Energy Co., 10.00%, 01/15/25(a)	1,129	1,242,623
Southwestern Energy Co.
4.10%, 03/15/22	100	100,034
6.45%, 01/23/25	365	401,135
7.75%, 10/01/27	100	107,875
8.38%, 09/15/28	2,265	2,528,306
5.38%, 02/01/29	310	327,825
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 8.50%, 10/15/26(a)	1,425	1,484,750
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27	100	104,290
5.88%, 03/15/28	5,750	6,080,625
4.50%, 05/15/29	1,990	2,020,895
4.50%, 04/30/30(a)	1,761	1,804,875
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.(a)
5.50%, 01/15/28	650	644,313
6.00%, 12/31/30	755	755,000
6.00%, 09/01/31	1,000	989,565
Talos Production, Inc., 12.00%, 01/15/26	2,720	2,849,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
5.88%, 04/15/26	285	297,388
6.88%, 01/15/29	200	223,756
5.50%, 03/01/30	350	382,375
4.88%, 02/01/31	3,350	3,637,933
Transcontinental Gas Pipe Line Co. LLC, 3.25%, 05/15/30	1,100	1,159,410
Transocean, Inc., 11.50%, 01/30/27(a)	500	490,000
Tutor Perini Corp., 6.88%, 05/01/25(a)	2,300	2,317,894
Venture Global Calcasieu Pass LLC(a)
3.88%, 08/15/29	625	648,438
4.13%, 08/15/31	575	609,500
Western Midstream Operating LP
4.65%, 07/01/26	750	816,296
4.75%, 08/15/28	500	552,500
5.30%, 02/01/30	6,700	7,363,568
5.45%, 04/01/44	4,500	5,377,500
5.30%, 03/01/48	1,250	1,506,256
6.50%, 02/01/50	285	337,014
Williams Cos., Inc.
3.60%, 03/15/22	770	770,691
4.00%, 09/15/25	3,000	3,240,949
2.60%, 03/15/31	10,710	10,637,274

		334,917,400

Personal Products — 0.0%
Coty, Inc., 5.00%, 04/15/26(a)	1,465	1,508,994

Pharmaceuticals — 0.3%
AbbVie, Inc.
3.45%, 03/15/22	1,670	1,671,528
2.90%, 11/06/22	600	611,054
2.30%, 11/21/22	1,120	1,135,639
2.60%, 11/21/24	7,210	7,481,332

Security	Par (000)	Value

Pharmaceuticals (continued)
AbbVie, Inc. (continued)
3.80%, 03/15/25	$1,730	$1,841,544
AstraZeneca PLC
3.50%, 08/17/23	100	104,356
3.38%, 11/16/25	1,150	1,234,215
0.70%, 04/08/26	1,200	1,160,710
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)	25	26,250
Bausch Health Cos., Inc.(a)
5.75%, 08/15/27	600	622,800
7.00%, 01/15/28	2,000	1,990,000
Bristol-Myers Squibb Co., 3.55%, 08/15/22	600	611,383
CVS Health Corp.
3.50%, 07/20/22	1,000	1,011,185
2.63%, 08/15/24	85	88,010
1.30%, 08/21/27	825	799,773
Merck & Co., Inc., 0.75%, 02/24/26	1,095	1,073,384
Novartis Capital Corp., 2.20%, 08/14/30	180	182,664
Viatris, Inc.
1.13%, 06/22/22	1,330	1,332,980
1.65%, 06/22/25	370	368,598
Zoetis, Inc.
3.00%, 09/12/27	250	263,518
3.90%, 08/20/28	250	277,386
2.00%, 05/15/30	2,215	2,183,447

		26,071,756

Producer Durables: Miscellaneous — 0.1%
Oracle Corp.
3.40%, 07/08/24	1,710	1,787,715
1.65%, 03/25/26	4,960	4,921,649
Salesforce.com., Inc., 1.95%, 07/15/31	660	653,824
Trane Technologies Global Holding Co. Ltd.,
3.75%, 08/21/28	2,500	2,730,726

		10,093,914

Real Estate Management & Development — 0.3%
CBRE Services, Inc., 4.88%, 03/01/26	5,250	5,867,624
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)	250	260,775
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)	200	203,544
Howard Hughes Corp.(a)
5.38%, 08/01/28	2,250	2,396,351
4.38%, 02/01/31	1,730	1,747,300
Kennedy-Wilson, Inc.
4.75%, 02/01/30	5,000	5,068,525
5.00%, 03/01/31	4,250	4,377,500
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(a)	200	212,000

		20,133,619

Road & Rail — 0.0%
Altera Infrastructure LP/Teekay Offshore Finance Corp., 8.50%, 07/15/23(a)	300	163,500
Kansas City Southern, 2.88%, 11/15/29	45	46,601
Union Pacific Corp., 2.95%, 03/01/22	300	301,078
Watco Cos. LLC/Watco Finance Corp., 6.50%, 06/15/27(a)	600	624,000

		1,135,179

Semiconductors & Semiconductor Equipment — 0.7%
Amkor Technology, Inc., 6.63%, 09/15/27(a)	600	634,152

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.
2.95%, 04/01/25	$80	$84,009
1.70%, 10/01/28	1,770	1,764,518
2.10%, 10/01/31	1,335	1,337,768
Atkore, Inc., 4.25%, 06/01/31(a)	2,515	2,577,875
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, 01/15/27	125	135,536
Broadcom, Inc.
4.70%, 04/15/25	8,105	8,861,463
3.15%, 11/15/25	520	544,412
4.25%, 04/15/26	100	109,052
3.46%, 09/15/26	2,189	2,330,352
1.95%, 02/15/28(a)	2,460	2,432,048
Flex Ltd., 3.75%, 02/01/26	100	106,550
Honeywell International, Inc., 2.30%, 08/15/24	380	392,630
Intel Corp., 3.40%, 03/25/25	2,850	3,029,411
Jabil, Inc.
4.70%, 09/15/22	1,000	1,026,433
1.70%, 04/15/26	2,580	2,572,948
Microchip Technology, Inc., 4.25%, 09/01/25	1,210	1,256,675
Micron Technology, Inc., 4.66%, 02/15/30	550	633,864
NVIDIA Corp., 2.85%, 04/01/30	25	26,553
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(a)	4,295	4,434,051
ON Semiconductor Corp., 3.88%, 09/01/28(a)	2,886	2,958,150
Qorvo, Inc., 1.75%, 12/15/24(a)	6,130	6,133,941
Sensata Technologies BV, 5.00%, 10/01/25(a)	25	27,125
Sensata Technologies, Inc.(a)
4.38%, 02/15/30	1,275	1,338,750
3.75%, 02/15/31	500	498,225
Skyworks Solutions, Inc.
0.90%, 06/01/23	3,595	3,576,488
1.80%, 06/01/26	5,000	4,948,416
Synaptics, Inc., 4.00%, 06/15/29(a)	500	507,500
Texas Instruments, Inc.
1.38%, 03/12/25	315	316,307
1.13%, 09/15/26	905	896,256
1.75%, 05/04/30	220	215,740
1.90%, 09/15/31	2,870	2,831,003

		58,538,201

Software — 0.5%
Activision Blizzard, Inc., 1.35%, 09/15/30	250	230,594
Black Knight InfoServ LLC, 3.63%, 09/01/28(a)	2,440	2,436,804
Boxer Parent Co., Inc., 7.13%, 10/02/25(a)	135	141,581
CDK Global, Inc., 5.25%, 05/15/29(a)	1,300	1,378,000
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	260	256,750
Intuit, Inc.
0.95%, 07/15/25	1,015	1,000,398
1.35%, 07/15/27	740	723,692
1.65%, 07/15/30	555	535,260
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32(a)	3,060	3,131,818
MSCI, Inc.(a)
4.00%, 11/15/29	3,745	3,913,525
3.63%, 09/01/30	1,700	1,738,250
3.88%, 02/15/31	1,415	1,473,369
3.25%, 08/15/33	3,125	3,160,156
Nuance Communications, Inc., 5.63%, 12/15/26	3,550	3,662,393
Open Text Corp.(a) 3.88%, 02/15/28	305	310,871

Security	Par (000)	Value

Software (continued)
Open Text Corp.(a) (continued)
3.88%, 12/01/29	$685	$693,563
Open Text Holdings, Inc., 4.13%, 12/01/31(a)	665	671,650
PTC, Inc.(a)
3.63%, 02/15/25	50	50,688
4.00%, 02/15/28	1,045	1,063,288
Roper Technologies, Inc.
0.45%, 08/15/22	275	274,871
3.65%, 09/15/23	830	863,999
2.35%, 09/15/24	90	92,274
1.00%, 09/15/25	590	576,440
2.00%, 06/30/30	75	72,103
SS&C Technologies, Inc., 5.50%, 09/30/27(a)	4,700	4,911,500
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25(a)	1,500	1,552,500
Vmware, Inc., 4.50%, 05/15/25	540	588,025

		35,504,362

Specialty Retail — 0.1%
Abercrombie & Fitch Management Co., 8.75%, 07/15/25(a)	1,500	1,615,125
Magic Mergeco, Inc.(a)
5.25%, 05/01/28	745	745,328
7.88%, 05/01/29	580	571,300
QVC, Inc.
4.38%, 03/15/23	200	206,000
4.85%, 04/01/24	200	213,527
Sally Holdings LLC/Sally Capital, Inc., 5.63%, 12/01/25	25	25,562
Victoria’s Secret & Co., 4.63%, 07/15/29(a)	2,730	2,791,425

		6,168,267

Technology Hardware, Storage & Peripherals — 0.6%
Adobe, Inc.
1.90%, 02/01/25	175	179,180
2.15%, 02/01/27	490	504,039
2.30%, 02/01/30	2,130	2,177,029
Apple, Inc.
1.80%, 09/11/24	340	347,436
1.40%, 08/05/28	2,390	2,340,413
Dell International LLC/EMC Corp.
4.00%, 07/15/24	1,600	1,697,758
5.85%, 07/15/25	6,340	7,186,049
6.02%, 06/15/26	5,500	6,357,183
4.90%, 10/01/26	4,250	4,786,874
6.20%, 07/15/30	785	990,567
Dell, Inc., 6.50%, 04/15/38	500	644,945
Hewlett Packard Enterprise Co.
4.45%, 10/02/23	2,520	2,659,103
4.90%, 10/15/25	5,480	6,079,248
HP, Inc.
2.20%, 06/17/25	2,230	2,276,080
1.45%, 06/17/26(a)	5,905	5,788,067
3.40%, 06/17/30	500	529,077
NetApp, Inc.
1.88%, 06/22/25	315	317,332
2.38%, 06/22/27	30	30,785
Western Digital Corp., 4.75%, 02/15/26	100	109,344

		45,000,509

Textiles, Apparel & Luxury Goods — 0.1%
Hanesbrands, Inc., 4.88%, 05/15/26(a)	50	53,437

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Textiles, Apparel & Luxury Goods (continued)
NIKE, Inc.
2.40%, 03/27/25	$2,125	$2,199,948
2.85%, 03/27/30	1,671	1,776,298
Ralph Lauren Corp., 1.70%, 06/15/22	805	809,913

		4,839,596

Thrifts & Mortgage Finance — 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.25%, 10/01/25(a)	2,000	2,020,000
MGIC Investment Corp., 5.25%, 08/15/28	4,000	4,200,000
Nationstar Mortgage Holdings, Inc.(a)
6.00%, 01/15/27	685	713,565
5.50%, 08/15/28	640	652,800
5.13%, 12/15/30	1,455	1,436,812
5.75%, 11/15/31	3,950	3,930,250
PennyMac Financial Services, Inc., 5.75%, 09/15/31(a)	750	757,500
Radian Group, Inc.
4.50%, 10/01/24	50	52,375
6.63%, 03/15/25	2,095	2,314,975
United Wholesale Mortgage LLC(a)
5.75%, 06/15/27	605	606,513
5.50%, 04/15/29	2,010	1,972,312

		18,657,102

Tobacco — 0.3%
Altria Group, Inc.
2.35%, 05/06/25.	5,370	5,496,056
4.80%, 02/14/29	70	78,956
3.40%, 05/06/30	265	274,178
BAT International Finance PLC, 3.95%, 06/15/25(a)	660	700,970
Philip Morris International, Inc.
2.38%, 08/17/22	2,110	2,130,618
2.50%, 08/22/22	690	698,719
2.13%, 05/10/23	500	507,476
2.88%, 05/01/24	500	519,816
3.25%, 11/10/24	25	26,447
1.50%, 05/01/25	630	630,589
3.13%, 08/17/27	50	53,361
3.38%, 08/15/29	50	53,875
2.10%, 05/01/30	790	773,039
Reynolds American, Inc., 4.45%, 06/12/25	6,000	6,479,968
Vector Group Ltd.(a)
10.50%, 11/01/26	1,350	1,398,937
5.75%, 02/01/29	7,035	6,845,477

		26,668,482

Transportation Infrastructure — 0.0%
United Parcel Service, Inc., 4.45%, 04/01/30	2,470	2,908,312

Utilities — 0.0%
Essential Utilities, Inc.
3.57%, 05/01/29	55	59,532
2.70%, 04/15/30	220	223,446
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28(a)	490	508,375
Solaris Midstream Holdings LLC, 7.63%, 04/01/26(a)	595	626,238

Security	Par (000)	Value

Utilities (continued)
TransAlta Corp., 6.50%, 03/15/40	$200	$231,923
Vistra Operations Co. LLC(a)
5.63%, 02/15/27	100	103,000
5.00%, 07/31/27	1,500	1,556,730

		3,309,244

Wireless Telecommunication Services — 0.5%
American Tower Corp.
2.25%, 01/15/22	750	750,402
1.30%, 09/15/25	515	507,150
C&W Senior Financing DAC, 6.88%, 09/15/27(a)	200	208,000
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	25	25,870
Crown Castle International Corp.
3.20%, 09/01/24	640	667,967
1.35%, 07/15/25	3,105	3,062,970
4.45%, 02/15/26	5,000	5,472,213
2.50%, 07/15/31	1,125	1,116,654
GLP Capital LP/GLP Financing II, Inc.
5.38%, 11/01/23	850	902,020
5.30%, 01/15/29	515	584,628
4.00%, 01/15/31	180	192,058
HAT Holdings I LLC/HAT Holdings II LLC, 3.75%, 09/15/30(a)	1,580	1,576,050
iStar, Inc., 4.25%, 08/01/25	550	562,375
SBA Communications Corp.
3.13%, 02/01/29(a)	300	288,000
3.88%, 02/15/27	100	103,000
Sprint Communications, Inc., 6.00%, 11/15/22	25	26,021
Sprint Corp.
7.88%, 09/15/23	750	825,938
7.13%, 06/15/24	1,500	1,683,982
7.63%, 02/15/25	500	575,000
7.63%, 03/01/26	25	30,015
T-Mobile USA, Inc., 3.50%, 04/15/25	13,500	14,302,901
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 7.88%, 02/15/25(a)	1,500	1,565,625
VICI Properties LP/VICI Note Co., Inc.(a)
3.75%, 02/15/27	615	635,200
4.63%, 12/01/29	100	106,423
4.13%, 08/15/30	300	317,250
Vmed O2 UK Financing I PLC(a)
4.25%, 01/31/31	500	490,000
4.75%, 07/15/31	6,300	6,378,750

		42,956,462

Total Corporate Bonds — 33.3% (Cost: $2,610,214,083)		2,619,591,179

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Equity Funds — 1.9%
BlackRock Liquid Environmentally Aware Fund(e)	150,009,452	$150,039,454

Total Investment Companies — 1.9% (Cost: $150,144,378)		150,039,454

	Par (000)

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations(b) — 10.0%
Connecticut Avenue Securities Trust(a)
Series 2018-R07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.50%, 04/25/31	$28,653	28,771,278
Series 2018-R07, Class 1M2C, (1 mo. LIBOR US + 2.40%), 2.50%, 04/25/31	1,676	1,678,773
Series 2019-R01, Class 2M2, (1 mo. LIBOR US + 2.45%), 2.55%, 07/25/31	44,112	44,310,050
Series 2019-R01, Class 2M2C, (1 mo. LIBOR US + 2.45%), 2.55%, 07/25/31	10,080	10,084,376
Series 2019-R02, Class 1M2, (1 mo. LIBOR US + 2.30%), 2.40%, 08/25/31	8,137	8,170,840
Series 2019-R03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.25%, 09/25/31	6,666	6,691,356
Series 2019-R04, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.20%, 06/25/39	9,793	9,799,489
Series 2019-R05, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.10%, 07/25/39	5,246	5,250,678
Series 2019-R06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.20%, 09/25/39	22,077	22,109,703
Series 2019-R06, Class 2M2C, (1 mo. LIBOR US + 2.10%), 2.20%, 09/25/39	10,185	10,209,628
Series 2019-R07, Class 1M2, (1 mo. LIBOR US + 2.10%), 2.20%, 10/25/39	28,552	28,614,837
Series 2020-R01, Class 1M2, (1 mo. LIBOR US + 2.05%), 2.15%, 01/25/40	36,269	36,407,196
Series 2020-R02, Class 2M2, (1 mo. LIBOR US + 2.00%), 2.10%, 01/25/40	36,560	36,651,665
Series 2020-SBT1, Class 1M2, (1 mo. LIBOR US + 3.65%), 3.75%, 02/25/40	22,393	23,249,996
Series 2020-SBT1, Class 2M2, (1 mo. LIBOR US + 3.65%), 3.75%, 02/25/40	5,875	6,105,325
Series 2021-R01, Class 1B1, (30 day SOFR + 3.10%), 3.15%, 10/25/41	7,680	7,759,298
Connecticut Avenue Securities Trust 2021-R03(a)
Series 2021-R03, Class 1B1, (30 day SOFR + 2.75%), 2.80%, 12/25/41	12,550	12,549,937
Series 2021-R03, Class 1M2, (30 day SOFR + 1.65%), 1.70%, 12/25/41	3,310	3,314,142
Fannie Mae
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/29	4,643	4,753,950
Series 2017-C01, Class 1M2C, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/29	3,350	3,474,896
Series 2017-C03, Class 1ED2, (1 mo. LIBOR US + 1.20%), 1.30%, 10/25/29	892	891,794
Series 2018-C01, Class 1ED2, (1 mo. LIBOR US + 0.85%), 0.95%, 07/25/30	3,375	3,370,926

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Fannie Mae (continued)
Series 2021-R02, Class 2B1, (30 day SOFR + 3.30%), 3.35%, 11/25/41(a)	$2,000	$2,014,961
Series 2021-R02, Class 2M2, (30 day SOFR + 2.00%), 2.05%, 11/25/41(a)	9,600	9,618,292
Fannie Mae Connecticut Avenue Securities
Series 2017-C03, Class 1M2C, (1 mo. LIBOR US + 3.00%), 3.10%, 10/25/29	9,410	9,675,041
Series 2017-C04, Class 2M2, (1 mo. LIBOR US + 2.85%), 2.95%, 11/25/29	4,030	4,131,019
Series 2017-C04, Class 2M2C, (1 mo. LIBOR US + 2.85%), 2.95%, 11/25/29	10,956	11,289,671
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.20%), 2.30%, 01/25/30	2,506	2,548,716
Series 2017-C06, Class 1B1, (1 mo. LIBOR US + 4.15%), 4.25%, 02/25/30	6,712	7,107,176
Series 2017-C06, Class 1M2C, (1 mo. LIBOR US + 2.65%), 2.75%, 02/25/30	5,179	5,251,280
Series 2017-C06, Class 2B1, (1 mo. LIBOR US + 4.45%), 4.55%, 02/25/30	4,103	4,325,667
Series 2017-C06, Class 2M2C, (1 mo. LIBOR US + 2.80%), 2.90%, 02/25/30	3,642	3,693,258
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.00%), 4.10%, 05/25/30	2,050	2,132,104
Series 2017-C07, Class 1M2C, (1 mo. LIBOR US + 2.40%), 2.50%, 05/25/30	11,672	11,778,923
Series 2017-C07, Class 2B1, (1 mo. LIBOR US + 4.45%), 4.55%, 05/25/30	3,973	4,107,326
Series 2018-C01, Class 1M2C, (1 mo. LIBOR US + 2.25%), 2.35%, 07/25/30	22,450	22,648,656
Series 2018-C03, Class 1B1, (1 mo. LIBOR US + 3.75%), 3.85%, 10/25/30	23,102	24,016,941
Series 2018-C03, Class 1M2, (1 mo. LIBOR US + 2.15%), 2.25%, 10/25/30	31,668	32,048,849
Series 2018-C03, Class 1M2C, (1 mo. LIBOR US + 2.15%), 2.25%, 10/25/30	7,157	7,247,486
Series 2018-C06, Class 1M2, (1 mo. LIBOR US + 2.00%), 2.10%, 03/25/31	5,295	5,335,821
Freddie Mac
Series 2017-HQA2, Class M2, (1 mo. LIBOR US + 2.65%), 2.75%, 12/25/29	5,452	5,590,267
Series 2017-HQA2, Class M2AS, (1 mo. LIBOR US + 1.05%), 1.15%, 12/25/29	19,690	19,687,034
Series 2020-DNA4, Class M2B, (1 mo. LIBOR US + 3.75%), 3.85%, 08/25/50(a)	7,168	7,201,102
Series 2020-HQA5, Class M2, (30 day SOFR + 2.60%), 2.65%, 11/25/50(a)	5,419	5,473,244
Series 2021-DNA1, Class B1, (30 day SOFR + 2.65%), 2.70%, 01/25/51(a)	4,750	4,743,452
Series 2021-DNA1, Class M2, (30 day SOFR + 1.80%), 1.85%, 01/25/51(a)	3,419	3,426,408
Series 2021-DNA5, Class B1, (30 day SOFR + 3.05%), 3.10%, 01/25/34(a)	4,500	4,519,831
Series 2021-DNA5, Class M2, (30 day SOFR + 1.65%), 1.70%, 01/25/34(a)	2,172	2,181,300
Series 2021-DNA6, Class B1, (30 day SOFR + 3.40%), 3.45%, 10/25/41(a)	13,250	13,333,073
Series 2021-DNA7, Class B1, (30 day SOFR + 3.65%), 3.70%, 11/25/41(a)	10,400	10,561,840

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust
Series 2018-HQA1, Class B1, (1 mo. LIBOR US + 4.35%), 4.45%, 09/25/30	$5,000	$5,169,194
Series 2020-DNA2, Class M2, (1 mo. LIBOR US + 1.85%), 1.95%, 02/25/50(a)	19,576	19,643,469
Series 2020-DNA3, Class M2, (1 mo. LIBOR US + 3.00%), 3.10%, 06/25/50(a)	4,186	4,192,772
Series 2020-DNA6, Class M1, (30 day SOFR + 0.90%), 0.95%, 12/25/50(a)	3,007	3,006,836
Series 2020-DNA6, Class M2, (30 day SOFR + 2.00%), 2.05%, 12/25/50(a)	10,916	10,974,059
Series 2020-HQA2, Class M2, (1 mo. LIBOR US + 3.10%), 3.20%, 03/25/50(a)	49,666	50,246,577
Series 2021-HQA1, Class M2, (30 day SOFR + 2.25%), 2.30%, 08/25/33(a)	23,600	23,756,105
Series 2021-HQA2, Class M2, (30 day SOFR + 2.05%), 2.10%, 12/25/33(a)	27,000	27,051,365
Freddie Mac STACR Trust, Series 2018-DNA2, Class M1, (1 mo. LIBOR US + 0.80%), 0.90%, 12/25/30(a)	167	166,636
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.45%), 3.55%, 10/25/29	1,100	1,131,829
Series 2018-DNA1, Class M2B, (1 mo. LIBOR US + 1.80%), 1.90%, 07/25/30	11,839	11,859,181
Series 2018-HQA1, Class M2, (1 mo. LIBOR US + 2.30%), 2.40%, 09/25/30	61,593	62,293,587
Series 2018-SPI1, Class M2, 3.73%, 02/25/48(a)	58	57,485
Series 2018-SPI2, Class M2, 3.81%, 05/25/48(a)	115	114,910
STACR Trust(a)
Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.15%), 2.25%, 12/25/30	10,000	10,121,567
Series 2018-DNA3, Class M1, (1 mo. LIBOR US + 0.75%), 0.85%, 09/25/48	4	4,037
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.65%), 1.75%, 04/25/43	114	113,974

		789,812,454

Commercial Mortgage-Backed Securities — 0.0%
CFCRE Commercial Mortgage Trust,
Series 2016-C4, Class AM, 3.69%, 05/10/58	160	168,855
COMM Mortgage Trust
Series 2012-LC4, Class A4, 3.29%, 12/10/44	169	168,853
Series 2015-CR22, Class A2, 2.86%, 03/10/48.	520	520,134

		857,842

Total Non-Agency Mortgage-Backed Securities —10.0% (Cost: $788,283,105)		790,670,296

Security	Par (000)	Value

Preferred Securities

Capital Trust — 0.0%

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 7.00%, 04/04/79(b)	$200	$241,895

Total Preferred Securities — 0.0% (Cost: $229,905)		241,895

U.S. Government Sponsored Agency Securities

Collateralized Mortgage Obligations(b) — 7.6%
Fannie Mae Connecticut Avenue Securities
Series 2015-C04, Class 1M2, (1 mo. LIBOR US + 5.70%), 5.80%, 04/25/28	45	46,937
Series 2016-C05, Class 2M2, (1 mo. LIBOR US + 4.45%), 4.55%, 01/25/29	71	73,266
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.75%), 5.85%, 07/25/29	6,845	7,506,292
Series 2017-C01, Class 1M2A, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/29	1	1,048
Series 2017-C02, Class 2B1, (1 mo. LIBOR US + 5.50%), 5.60%, 09/25/29	13,256	14,521,166
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.85%), 4.95%, 10/25/29	16,498	17,903,609
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.00%), 3.10%, 10/25/29	2,690	2,752,740
Series 2017-C04, Class 2B1, (1 mo. LIBOR US + 5.05%), 5.15%, 11/25/29	20,428	22,275,592
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.60%), 3.70%, 01/25/30	29,977	31,248,692
Series 2017-C05, Class 1M2A, (1 mo. LIBOR US + 2.20%), 2.30%, 01/25/30	7	7,162
Series 2017-C06, Class 1M2A, (1 mo. LIBOR US + 2.65%), 2.75%, 02/25/30	42	41,857
Series 2017-C06, Class 2M2, (1 mo. LIBOR US + 2.80%), 2.90%, 02/25/30	20,020	20,447,127
Series 2017-C07, Class 1M2, (1 mo. LIBOR US + 2.40%), 2.50%, 05/25/30	7,524	7,643,771
Series 2017-C07, Class 2M2, (1 mo. LIBOR US + 2.50%), 2.60%, 05/25/30	6,012	6,083,384
Series 2018-C01, Class 1B1, (1 mo. LIBOR US + 3.55%), 3.65%, 07/25/30	25,895	26,727,631
Series 2018-C01, Class 1M2, (1 mo. LIBOR US + 2.25%), 2.35%, 07/25/30	24,246	24,520,121
Series 2018-C02, Class 2B1, (1 mo. LIBOR US + 4.00%), 4.10%, 08/25/30	16,475	16,990,946
Series 2018-C04, Class 2B1, (1 mo. LIBOR US + 4.50%), 4.60%, 12/25/30	9,428	9,923,896
Series 2018-C04, Class 2M2, (1 mo. LIBOR US + 2.55%), 2.65%, 12/25/30	3,406	3,468,661
Series 2018-C05, Class 1B1, (1 mo. LIBOR US + 4.25%), 4.35%, 01/25/31	4,119	4,314,879
Series 2018-C06, Class 2M2, (1 mo. LIBOR US + 2.10%), 2.20%, 03/25/31	9,891	9,968,551
Freddie Mac STACR REMIC Trust(a)
Series 2019-HQA4, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 11/25/49	10,911	10,928,535

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Collateralized Mortgage Obligations (continued)
Freddie Mac STACR REMIC Trust(a) (continued)
Series 2020-DNA1, Class M2, (1 mo. LIBOR US + 1.70%), 1.80%, 01/25/50	$16,559	$16,590,888
Series 2020-HQA1, Class M2, (1 mo. LIBOR US + 1.90%), 2.00%, 01/25/50	26,166	26,208,063
Series 2020-HQA4, Class M2, (1 mo. LIBOR US + 3.15%), 3.25%, 09/25/50	8,942	8,970,337
Freddie Mac STACR Trust(a)
Series 2018-HQA2, Class M2, (1 mo. LIBOR US + 2.30%), 2.40%, 10/25/48	57,257	57,921,475
Series 2019-DNA1, Class M2, (1 mo. LIBOR US + 2.65%), 2.75%, 01/25/49	18,964	19,189,995
Series 2019-DNA2, Class M2, (1 mo. LIBOR US + 2.45%), 2.55%, 03/25/49	14,471	14,618,462
Series 2019-DNA3, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 07/25/49	16,893	17,007,860
Series 2019-DNA4, Class M2, (1 mo. LIBOR US + 1.95%), 2.05%, 10/25/49	11,439	11,473,291
Series 2019-FTR2, Class M1, (1 mo. LIBOR US + 0.95%), 1.05%, 11/25/48	450	449,659
Series 2019-HQA1, Class M2, (1 mo. LIBOR US + 2.35%), 2.45%, 02/25/49	55,019	55,469,985
Series 2019-HQA2, Class M2, (1 mo. LIBOR US + 2.05%), 2.15%, 04/25/49	26,650	26,759,705
Series 2019-HQA3, Class M2, (1 mo. LIBOR US + 1.85%), 1.95%, 09/25/49	41,067	41,170,062
Series 2020-DNA4, Class M2, (1 mo. LIBOR US + 3.75%), 3.85%, 08/25/50	1,270	1,275,897
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2016-DNA2, Class M3, (1 mo. LIBOR US + 4.65%), 4.75%, 10/25/28	269	278,294
Series 2017-DNA1, Class B1, (1 mo. LIBOR US + 4.95%), 5.05%, 07/25/29	7,731	8,348,300
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.15%), 5.25%, 10/25/29	8,000	8,708,731
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.55%, 03/25/30	4,948	5,268,688
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.50%), 2.60%, 03/25/30	1,853	1,888,749
Series 2017-HQA2, Class B1, (1 mo. LIBOR US + 4.75%), 4.85%, 12/25/29	4,180	4,472,997
Series 2017-HQA3, Class B1, (1 mo. LIBOR US + 4.45%), 4.55%, 04/25/30	5,080	5,336,162
Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.15%), 3.25%, 07/25/30	17,922	18,146,270
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.80%), 1.90%, 07/25/30	10,923	10,983,522

		597,933,255

Mortgage-Backed Securities — 43.4%
Fannie Mae Mortgage-Backed Securities
2.00%, 10/01/51 - 11/01/51	48,785	48,751,281
2.50%, 11/01/51 - 01/01/52	47,287	48,530,665
Fannie Mae or Freddie Mac, 1.50%, 01/14/52(f)	101,275	97,798,117

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities,
Series 2021-HQA1, Class M1, (30 day SOFR + 0.70%), 0.75%, 08/25/33(a)(b)	$2,411	$2,409,207
Ginnie Mae
3.00%, 03/20/46.	3,065	3,198,975
2.00%, 01/21/52(f)	172,500	174,057,377
Ginnie Mae Mortgage-Backed Securities(f)
3.50%, 06/20/42 - 01/21/52	114,037	119,029,619
3.00%, 05/20/45 - 07/20/50	118,579	122,792,013
2.50%, 12/20/46 - 01/21/52	170,522	174,637,885
4.00%, 11/20/47 - 01/21/52	61,987	65,314,027
4.50%, 10/20/48 - 01/21/52	34,431	36,391,413
5.00%, 12/20/48 - 01/21/52	10,403	11,091,635
1.50%, 01/21/52	3,450	3,359,589
5.50%, 01/21/52	650	705,084
Government National Mortgage Association Mortgage-Backed Securities
3.00%, 10/20/51	24,032	24,932,528
2.50%, 11/20/51	4,985	5,111,124
Multifamily Connecticut Avenue Securities Trust, Series 2019-01, Class M10, (1 mo. LIBOR US + 3.25%), 3.35%, 10/15/49(a)(b)	18,690	18,455,407
Uniform Mortgage-Backed Securities(f)
3.00%, 03/01/30 - 01/13/52(g)	374,782	392,353,536
2.50%, 04/01/32 - 09/01/51	541,760	554,814,445
2.00%, 12/01/35 - 08/01/51	860,735	863,366,373
1.50%, 01/19/37	110,600	110,895,968
3.50%, 01/19/37 - 04/01/50	249,795	264,020,415
4.00%, 01/19/37 - 02/01/57	171,302	182,577,468
4.50%, 01/19/37 - 01/14/52	66,094	70,947,038
5.00%, 02/01/41 - 01/14/52	18,550	20,222,902
5.50%, 01/14/52	2,350	2,576,239

		3,418,340,330

Total U.S. Government Sponsored Agency Securities — 51.0% (Cost: $4,016,482,726)		4,016,273,585

U.S. Treasury Obligations
U.S. Treasury Bonds, 3.13%, 08/15/44	600	728,602
U.S. Treasury Notes
1.88%, 02/28/22 - 03/31/22	9,000	9,031,121
1.50%, 08/15/26	10,000	10,113,281

Total U.S. Treasury Obligations — 0.3% (Cost: $19,531,768)		19,873,004

Total Long-Term Investments — 104.3% (Cost: $8,152,252,416)		8,209,364,496

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 25.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(e)(h)	1,979,641,442	$1,979,641,442

Total Short-Term Securities — 25.1% (Cost: $1,979,641,442)		1,979,641,442

Total Investments Before TBA Sale Commitments — 129.4% (Cost: $10,131,893,858)		10,189,005,938

	Par (000)

TBA Sale Commitments(f)

Mortgage-Backed Securities — (7.7)%
Uniform Mortgage-Backed Securities
1.50%, 01/19/37 - 01/14/52	$(86,525)	(83,956,028)
2.00%, 01/16/36 - 07/25/51	(194,900)	(194,717,427)
2.50%, 01/18/37 - 07/25/51	(152,650)	(155,936,487)
3.00%, 01/19/37 - 01/13/52	(164,250)	(170,285,297)

Total TBA Sale Commitments — (7.7)% (Proceeds: $(604,111,040))		(604,895,239)

Total Investments, Net of TBA Sale Commitments — 121.7% (Cost: $9,527,782,818)		9,584,110,699

Liabilities in Excess of Other Assets — (21.7)%		(1,708,716,543)

Net Assets — 100.0%		$7,875,394,156

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Perpetual security with no stated maturity date.
(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Affiliate of the Fund.
(f)	Represents or includes a TBA transaction.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquid Environmentally Aware Fund	$149,989,991	$94,466		$—	$—	$(45,003)	$150,039,454	150,009,452	$108,636	$—
BlackRock Liquidity Funds, T-Fund, Institutional
Class	284,922,233	1,694,719,209	(a)	—	—	—	1,979,641,442	1,979,641,442	85,076	—

					$—	$(45,003)	$2,129,680,896		$193,712	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Euro BTP	79	03/08/22	$13,222	$(241,124)
Euro Bund	3,416	03/08/22	666,478	(12,058,564)
Euro OAT	170	03/08/22	31,577	(611,780)

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts (continued)
10-Year Australian Treasury Bonds	3,437	03/15/22	$348,000	$217,743
Russell 1000 E-Mini Value Index	2,601	03/18/22	214,635	5,842,704
10-Year Canadian Bond	1,740	03/22/22	196,181	4,292,956
U.S. Long Bond	962	03/22/22	153,860	882,408
Ultra U.S. Treasury Bond	317	03/22/22	62,162	969,833

				(705,824)

Short Contracts
10-Year U.S. Treasury Note	6,296	03/22/22	820,546	(7,884,650)
10-Year U.S. Ultra Long Treasury Note	105	03/22/22	15,341	107,714
Long Gilt	4,023	03/29/22	680,122	(3,063,798)
2-Year U.S. Treasury Note	526	03/31/22	114,738	118,789
5-Year U.S. Treasury Note	1,596	03/31/22	192,929	(81,709)

				(10,803,654)

				$(11,509,478)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	15,288,185	USD	17,348,595	Citibank N.A.	03/16/22	$82,566

USD	908,589	EUR	800,000	Barclays Bank PLC	03/16/22	(3,549)
USD	521,166	EUR	460,000	Royal Bank of Canada	03/16/22	(3,313)
USD	1,155,866	EUR	1,020,000	Royal Bank of Canada	03/16/22	(7,110)
USD	3,726,470	EUR	3,280,000	Royal Bank of Canada	03/16/22	(13,294)
USD	3,851,381	EUR	3,400,000	Royal Bank of Canada	03/16/22	(25,204)
USD	4,157,523	EUR	3,670,000	Royal Bank of Canada	03/16/22	(26,909)
USD	3,097,820	EUR	2,740,000	Societe Generale	03/16/22	(26,251)
USD	408,511	EUR	360,000	State Street Bank and Trust Co.	03/16/22	(1,951)
USD	13,754,888	GBP	10,370,000	Deutsche Bank AG	03/16/22	(277,160)
USD	1,390,940	GBP	1,050,000	Societe Generale	03/16/22	(29,856)
USD	898,747	HKD	7,010,000	HSBC Bank USA N.A.	03/16/22	(367)
USD	483,519	SEK	4,380,000	JPMorgan Chase Bank N.A.	03/16/22	(1,484)
USD	426,034	SEK	3,860,000	Royal Bank of Canada	03/16/22	(1,388)

						(417,836)

						$(335,270)

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6.66%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	117,980	$201,895	$53	$201,842
7.15%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	333,340	238,128	152	237,976
7.31%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	263,990	101,309	118	101,191
7.37%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	311,800	78,425	140	78,285
7.37%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	301,910	80,544	135	80,409
7.39%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	279,320	60,311	127	60,184
7.51%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	343,950	(9,706)	155	(9,861)
7.56%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	263,740	(31,588)	119	(31,707)
7.61%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	336,310	(74,491)	143	(74,634)
7.79%	Monthly	1-Month MXIBOR, 5.72%	Monthly	03/16/22	(a)	03/10/27	MXN	428,690	(256,304)	195	(256,499)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	17,010	(150,622)	215	(150,837)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	41,910	(353,067)	527	(353,594)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.10%)	Annual	03/16/22	(a)	03/16/27	EUR	24,950	(214,485)	313	(214,798)

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	24,170	$(195,293)	$304	$(195,597)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	17,750	(139,853)	225	(140,078)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	17,210	(142,020)	217	(142,237)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.09%)	Annual	03/16/22	(a)	03/16/27	EUR	23,300	(185,120)	(9,014)	(176,106)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.08%)	Annual	03/16/22	(a)	03/16/27	EUR	14,730	(113,098)	186	(113,284)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.06%)	Annual	03/16/22	(a)	03/16/27	EUR	30,870	(190,948)	388	(191,336)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.05%)	Annual	03/16/22	(a)	03/16/27	EUR	27,530	(161,597)	348	(161,945)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.03%)	Annual	03/16/22	(a)	03/16/27	EUR	47,410	(215,692)	605	(216,297)
6-Month EURIBOR, (0.55%)	Semi-Annual	(0.02%)	Annual	03/16/22	(a)	03/16/27	EUR	21,470	(80,423)	274	(80,697)
6-Month EURIBOR, (0.55%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	18,450	(26,745)	239	(26,984)
6-Month EURIBOR, (0.55%)	Semi-Annual	0.03%	Annual	03/16/22	(a)	03/16/27	EUR	16,280	(21,132)	1,143	(22,275)
3-Month STIBOR, (0.05%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	367,760	(323,333)	469	(323,802)
3-Month STIBOR, (0.05%)	Quarterly	0.59%	Annual	03/16/22	(a)	03/16/27	SEK	226,120	(190,130)	286	(190,416)
3-Month STIBOR, (0.05%)	Quarterly	0.60%	Annual	03/16/22	(a)	03/16/27	SEK	229,360	(179,029)	292	(179,321)
3-Month STIBOR, (0.05%)	Quarterly	0.61%	Annual	03/16/22	(a)	03/16/27	SEK	271,930	(204,807)	347	(205,154)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	283,410	(197,411)	37,857	(235,268)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	116,050	(82,317)	147	(82,464)
3-Month STIBOR, (0.05%)	Quarterly	0.62%	Annual	03/16/22	(a)	03/16/27	SEK	181,650	(124,867)	234	(125,101)
3-Month STIBOR, (0.05%)	Quarterly	0.63%	Annual	03/16/22	(a)	03/16/27	SEK	123,330	(75,316)	8,744	(84,060)
3-Month STIBOR, (0.05%)	Quarterly	0.68%	Annual	03/16/22	(a)	03/16/27	SEK	177,120	(59,637)	229	(59,866)
3-Month STIBOR, (0.05%)	Quarterly	0.68%	Annual	03/16/22	(a)	03/16/27	SEK	238,160	(82,798)	7,471	(90,269)
3-Month STIBOR, (0.05%)	Quarterly	0.70%	Annual	03/16/22	(a)	03/16/27	SEK	213,410	(53,144)	276	(53,420)
3-Month STIBOR, (0.05%)	Quarterly	0.71%	Annual	03/16/22	(a)	03/16/27	SEK	133,470	(26,655)	172	(26,827)
3-Month STIBOR, (0.05%)	Quarterly	0.72%	Annual	03/16/22	(a)	03/16/27	SEK	142,020	(20,852)	5,379	(26,231)
3-Month STIBOR, (0.05%)	Quarterly	0.75%	Annual	03/16/22	(a)	03/16/27	SEK	208,440	2,348	258	2,090
3-Month STIBOR, (0.05%)	Quarterly	0.81%	Annual	03/16/22	(a)	03/16/27	SEK	249,560	89,649	324	89,325
1-Day SORA, 0.10%	Semi-Annual	0.84%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	101,394	(1,717,698)	842	(1,718,540)
1-Day SORA, 0.10%	Semi-Annual	0.85%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	78,663	(1,308,367)	652	(1,309,019)
3-Month STIBOR, (0.05%)	Quarterly	0.88%	Annual	03/16/22	(a)	03/16/27	SEK	254,580	182,129	333	181,796
0.95%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	25,470	205,226	388	204,838
0.96%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	3,080	23,022	47	22,975
1.00%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	28,660	133,102	440	132,662
1.01%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	19,930	82,503	305	82,198
1.03%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	28,070	70,353	(26,024)	96,377
1.04%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	9,490	21,130	145	20,985
1.08%	Annual	1-Day SONIA, 0.20%	Annual	03/16/22	(a)	03/16/27	GBP	16,910	(7,772)	260	(8,032)
1.13%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	30,380	70,798	339	70,459
1.16%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	11,210	12,354	125	12,229
1-Day SORA, 0.10%	Semi-Annual	1.19%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	23,650	(99,193)	196	(99,389)
1-Day SORA, 0.10%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	13,001	(46,985)	107	(47,092)
6-Month BBSW, 0.21%	Semi-Annual	1.21%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	31,200	(591,941)	254	(592,195)
1-Day SORA, 0.10%	Semi-Annual	1.22%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	15,890	(49,359)	131	(49,490)
1-Day SORA, 0.10%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	12,980	(34,201)	107	(34,308)
6-Month BBSW, 0.21%	Semi-Annual	1.23%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	20,250	(365,420)	164	(365,584)
6-Month BBSW, 0.21%	Semi-Annual	1.24%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	20,250	(361,169)	164	(361,333)
1.29%	Annual	1-Day SOFR, 0.05%	Annual	03/16/22	(a)	03/16/27	USD	60,980	(331,282)	680	(331,962)
6-Month BBSW, 0.21%	Semi-Annual	1.29%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	12,400	(200,121)	101	(200,222)
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	17,470	5,284	145	5,139
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	57,020	8,972	466	8,506
1-Day SORA, 0.10%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	36,490	(874)	298	(1,172)
6-Month BBSW, 0.21%	Semi-Annual	1.31%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	12,400	(191,879)	101	(191,980)
1-Day SORA, 0.10%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	23,193	9,538	192	9,346
1-Day SORA, 0.10%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	13,046	4,892	108	4,784
6-Month BBSW, 0.21%	Semi-Annual	1.32%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	17,630	(262,322)	144	(262,466)
6-Month BBSW, 0.21%	Semi-Annual	1.33%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	21,380	(310,641)	174	(310,815)
6-Month BBSW, 0.21%	Semi-Annual	1.33%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	14,430	(212,184)	118	(212,302)
1-Day SORA, 0.10%	Semi-Annual	1.34%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	12,600	13,862	104	13,758
1-Day SORA, 0.10%	Semi-Annual	1.35%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	13,730	21,080	114	20,966
3-Month HIBOR, 0.26%	Quarterly	1.35%	Quarterly	03/16/22	(a)	03/16/27	HKD	117,220	(18,412)	139	(18,551)
1-Day SORA, 0.10%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	18,960	35,298	157	35,141
1-Day SORA, 0.10%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	42,490	85,268	351	84,917

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	14,270	$(192,109)	$117	$(192,226)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	8,420	(114,090)	69	(114,159)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	9,100	(122,986)	75	(123,061)
6-Month BBSW, 0.21%	Semi-Annual	1.36%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	8,500	(115,025)	70	(115,095)
1-Day SORA, 0.10%	Semi-Annual	1.37%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	27,855	59,939	230	59,709
1-Day SORA, 0.10%	Semi-Annual	1.37%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	27,855	66,000	230	65,770
6-Month BBSW, 0.21%	Semi-Annual	1.39%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	21,200	(262,783)	174	(262,957)
6-Month BBSW, 0.21%	Semi-Annual	1.39%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	17,400	(220,551)	142	(220,693)
1-Day SORA, 0.10%	Semi-Annual	1.42%	Semi-Annual	03/16/22	(a)	03/16/27	SGD	26,960	108,852	223	108,629
		3-Month Canada Bank
1.42%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	38,320	653,308	338	652,970
		3-Month Canada Bank
1.43%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	107,870	1,775,560	951	1,774,609
3-Month HIBOR, 0.26%	Quarterly	1.43%	Quarterly	03/16/22	(a)	03/16/27	HKD	118,575	38,527	141	38,386
3-Month HIBOR, 0.26%	Quarterly	1.43%	Quarterly	03/16/22	(a)	03/16/27	HKD	42,039	13,001	50	12,951
		3-Month Canada Bank
1.44%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	63,730	1,035,698	560	1,035,138
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	108,680	41,434	129	41,305
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	108,101	38,507	129	38,378
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	109,201	44,026	130	43,896
3-Month HIBOR, 0.26%	Quarterly	1.44%	Quarterly	03/16/22	(a)	03/16/27	HKD	51,389	20,557	61	20,496
		3-Month Canada Bank
1.45%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	27,010	431,769	240	431,529
		3-Month Canada Bank
1.45%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	25,670	411,811	226	411,585
		3-Month Canada Bank
1.46%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	94,730	1,454,133	(108,470)	1,562,603
3-Month HIBOR, 0.26%	Quarterly	1.46%	Quarterly	03/16/22	(a)	03/16/27	HKD	250,440	125,266	298	124,968
3-Month HIBOR, 0.26%	Quarterly	1.46%	Quarterly	03/16/22	(a)	03/16/27	HKD	195,950	103,530	233	103,297
6-Month BBSW, 0.21%	Semi-Annual	1.46%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	48,380	(484,177)	400	(484,577)
3-Month HIBOR, 0.26%	Quarterly	1.48%	Quarterly	03/16/22	(a)	03/16/27	HKD	146,350	95,645	174	95,471
3-Month HIBOR, 0.26%	Quarterly	1.48%	Quarterly	03/16/22	(a)	03/16/27	HKD	173,850	110,897	207	110,690
3-Month HIBOR, 0.26%	Quarterly	1.49%	Quarterly	03/16/22	(a)	03/16/27	HKD	115,740	79,262	137	79,125
3-Month HIBOR, 0.26%	Quarterly	1.51%	Quarterly	03/16/22	(a)	03/16/27	HKD	139,150	110,537	165	110,372
3-Month HIBOR, 0.26%	Quarterly	1.53%	Quarterly	03/16/22	(a)	03/16/27	HKD	154,610	142,174	184	141,990
6-Month BBSW, 0.21%	Semi-Annual	1.53%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	35,530	(268,567)	294	(268,861)
6-Month BBSW, 0.21%	Semi-Annual	1.54%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	30,380	(223,528)	253	(223,781)
3-Month HIBOR, 0.26%	Quarterly	1.61%	Quarterly	03/16/22	(a)	03/16/27	HKD	133,980	197,004	159	196,845
		3-Month Canada Bank
1.70%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	50,790	323,020	447	322,573
6-Month BBSW, 0.21%	Semi-Annual	1.71%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	28,910	(33,695)	238	(33,933)
6-Month BBSW, 0.21%	Semi-Annual	1.75%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	19,410	(1,572)	163	(1,735)
6-Month BBSW, 0.21%	Semi-Annual	1.76%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	29,150	10,386	244	10,142
6-Month BBSW, 0.21%	Semi-Annual	1.87%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	19,410	79,913	163	79,750
6-Month BBSW, 0.21%	Semi-Annual	1.87%	Semi-Annual	03/16/22	(a)	03/16/27	AUD	22,360	97,926	183	97,743
		3-Month Canada Bank
1.88%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	33,770	(10,906)	294	(11,200)
		3-Month Canada Bank
1.97%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	39,310	(145,541)	342	(145,883)
		3-Month Canada Bank
1.99%	Semi-Annual	Acceptance, 0.52%	Semi-Annual	03/16/22	(a)	03/16/27	CAD	28,780	(138,246)	251	(138,497)
2.54%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	78,170	1,086,968	183	1,086,785
2.59%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	73,760	985,572	173	985,399
2.64%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	42,820	548,180	100	548,080
2.67%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	58,000	726,115	135	725,980
2.69%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	85,570	1,048,499	199	1,048,300
2.74%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	81,330	951,459	191	951,268
2.76%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	66,680	766,395	157	766,238
2.81%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	84,390	921,759	197	921,562
2.98%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	48,900	441,402	114	441,288
3.12%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22	(a)	03/16/27	PLN	60,520	452,348	142	452,206

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R s

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
3.14%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	46,625	$340,740	$106	$340,634
3.18%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	22,965	156,369	52	156,317
3.22%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	83,610	535,008	191	534,817
3.22%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	103,420	654,889	233	654,656
3.33%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	63,820	328,414	144	328,270
3.36%	Annual	6-Month WIBOR, 2.74%	Semi-Annual	03/16/22(a)	03/16/27	PLN	58,500	281,579	130	281,449
3-Month JIBAR, 3.88%	Quarterly	6.75%	Quarterly	03/16/22(a)	03/16/27	ZAR	251,260	136,752	146	136,606
3-Month JIBAR, 3.88%	Quarterly	6.98%	Quarterly	03/16/22(a)	03/16/27	ZAR	207,550	242,466	131	242,335
3-Month JIBAR, 3.88%	Quarterly	6.98%	Quarterly	03/16/22(a)	03/16/27	ZAR	267,690	313,434	168	313,266
3-Month JIBAR, 3.88%	Quarterly	7.05%	Quarterly	03/16/22(a)	03/16/27	ZAR	190,270	257,643	120	257,523
3-Month JIBAR, 3.88%	Quarterly	7.09%	Quarterly	03/16/22(a)	03/16/27	ZAR	238,880	345,665	147	345,518

								$8,401,682	$(54,038)	$8,455,720

(a)	Forward Swap.

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Effective Date		Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency
		3-Month KRW		Nomura International
1.58%	Quarterly	CDC, 1.36%	Quarterly	PLC	03/16/22	(a)	03/16/27	KRW	26,715,592	$307,515	$—	$307,515
		3-Month KRW		Nomura International
1.63%	Quarterly	CDC, 1.36%	Quarterly	PLC	03/16/22	(a)	03/16/27	KRW	226,076,693	2,079,284	—	2,079,284
		3-Month KRW
1.79%	Quarterly	CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/27	KRW	24,609,130	66,625	—	66,625
		3-Month KRW
1.85%	Quarterly	CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/27	KRW	37,106,710	6,259	—	6,259
		3-Month KRW
1.86%	Quarterly	CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	(a)	03/16/27	KRW	28,547,400	(2,198)	—	(2,198)
		3-Month KRW
1.87%	Quarterly	CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	(a)	03/16/27	KRW	37,401,860	(10,538)	—	(10,538)
		3-Month KRW
1.89%	Quarterly	CDC, 1.36%	Quarterly	Citibank N.A.	03/16/22	(a)	03/16/27	KRW	18,768,000	(22,578)	—	(22,578)
		3-Month KRW
2.04%	Quarterly	CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/27	KRW	17,303,320	(128,863)	—	(128,863)
		3-Month KRW		JPMorgan Chase Bank
2.05%	Quarterly	CDC, 1.36%	Quarterly	N.A.	03/16/22	(a)	03/16/27	KRW	17,130,287	(131,081)	—	(131,081)
		3-Month KRW
2.05%	Quarterly	CDC, 1.36%	Quarterly	BNP Paribas SA	03/16/22	(a)	03/16/27	KRW	27,363,964	(214,992)	—	(214,992)
		3-Month KRW
2.07%	Quarterly	CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/27	KRW	41,493,303	(351,487)	—	(351,487)
		3-Month KRW
2.11%	Quarterly	CDC, 1.36%	Quarterly	Bank of America N.A.	03/16/22	(a)	03/16/27	KRW	35,346,147	(363,095)	—	(363,095)

										$1,234,851	$—	$1,234,851

(a)	Forward Swap.

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

OTC Total Return Swaps

Reference Entity	Payment Frequency	Counterparty(a)	Termination Date	Net Notional	Accrued Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Monthly	Barclays Bank PLC(b)	01/26/23	$16,703,527	$6,695,957	(c)	$23,014,838	21.4%
	Monthly	Barclays Bank PLC(d)	01/26/23	79,992,609	10,217,111	(e)	90,146,699	21.5
	Monthly	Merrill Lynch International(f)	02/17/23	5,563,265	642,010	(g)	6,283,449	3.0
	Monthly	Merrill Lynch International(h)	02/17/23	10,583,966	(2,258,075	)(i)	8,227,977	2.2
		Morgan Stanley & Co.
	Monthly	International PLC(j)	10/03/22	17,931,015	6,835,974	(k)	24,371,769	23.7
		Morgan Stanley & Co.
	Monthly	International PLC(l)	10/03/22	94,443,030	6,760,422	(m)	100,087,763	24.0

					$28,893,399		$252,132,495

(a)

The Fund receives the total return on a portfolio of long positions underlying the total return swap. The Fund pays the total return on a portfolio of short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions.

(c)	Amount includes $384,646 of net dividends and financing fees.
(e)	Amount includes $63,021 of net dividends and financing fees.
(g)	Amount includes $(78,174) of net dividends and financing fees.
(i)	Amount includes $97,914 of net dividends and financing fees.
(k)	Amount includes $395,220 of net dividends and financing fees.
(m)	Amount includes $1,115,689 of net dividends and financing fees.

The following are the specified benchmarks (plus or minus a range) used in determining the variable rate of interest:

	(b)	(d)	(f)
Range:	15-125 basis points	15-20 basis points	20 basis points
Benchmarks:	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Bank Funding Rate (OBFR01)

	(h)	(j)	(l)
	20-47 basis points	15-20 basis points	15-73 basis points
	USD - 1D Overnight Bank Funding Rate (OBFR01)	USD - 1D Overnight Fed Funds Effective Rate	USD - 1D Overnight Fed Funds Effective Rate
		(FEDL01)	(FEDL01)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 26, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
General Dynamics Corp.	33,357	$6,953,934	30.2%
Howmet Aerospace, Inc.	111,798	3,558,530	15.5
Textron, Inc.	66,200	5,110,640	22.2

		15,623,104

Beverages
Molson Coors Beverage Co., Class B	112,509	5,214,792	22.7

Biotechnology
Biogen, Inc.	55,330	13,274,773	57.7
Regeneron Pharmaceuticals	20,192	12,751,652	55.4

		26,026,425

Security	Shares	Value	% of Basket Value

Building Products
Lennox International, Inc.	6,661	$2,160,562	9.4%

Capital Markets
Cboe Global Markets, Inc.	8,877	1,157,561	5.0
Msci, Inc.	21,219	13,000,669	56.5

		14,158,230

Chemicals
DuPont de Nemours, Inc.	1,989	160,672	0.7
LyondellBasell Industries NV, Class A	176,858	16,311,613	70.9
Mosaic Co./the	173,024	6,798,113	29.5
Olin Corp.	125,958	7,245,104	31.5
Westlake Chemical Corp.	76,630	7,443,072	32.3

		37,958,574

Commercial Services & Supplies
Waste Connections, Inc.	36,927	5,032,042	21.9

Construction Materials
Vulcan Materials Co.	1,755	364,303	1.6

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Consumer Finance
American Express Co.	39,453	$6,454,511	28.0%
Capital One Financial Corp.	56,176	8,150,576	35.4
Discover Financial Services	83,290	9,624,992	41.8
Onemain Holdings, Inc.	116,678	5,838,567	25.4

		30,068,646

Containers & Packaging
Avery Dennison Corp.	6,666	1,443,656	6.3
Crown Holdings, Inc.	93,746	10,370,182	45.0
Westrock Co.	4,066	180,368	0.8

		11,994,206

Diversified Consumer Services
Service Corp. International	116,770	8,289,502	36.0

Diversified Financial Services
Equitable Holdings, Inc.	241,681	7,924,720	34.4
Voya Financial, Inc.	92,241	6,116,501	26.6

		14,041,221

Diversified Telecommunication Services
AT&T, Inc.	375,145	9,228,567	40.1

Electric Utilities
American Electric Power Co., Inc.	192,621	17,137,490	74.5
Evergy, Inc.	88,868	6,097,234	26.5
Ppl Corp.	9,575	287,825	1.2
Xcel Energy, Inc.	26,366	1,784,978	7.8

		25,307,527

Electrical Equipment
Emerson Electric Co.	153,068	14,230,732	61.8

Electronic Equipment, Instruments & Components
Flex Ltd.	279,061	5,115,188	22.2

Entertainment
Activision Blizzard, Inc.	101,898	6,779,274	29.5
Cinemark Holdings, Inc.	122,086	1,968,026	8.5
Electronic Arts Inc.	11,886	1,567,763	6.8
Live Nation Entertainment In	14,988	1,793,914	7.8

		12,108,977

Equity Real Estate Investment Trusts (REITs)
Brixmor Property Group, Inc.	55,564	1,411,881	6.1
Federal Realty Investment Trust	89,740	12,233,357	53.2
Life Storage, Inc.	5,089	779,533	3.4
Mid-America Apartment Communities, Inc.	48,848	11,207,685	48.7
Public Storage	14,122	5,289,536	23.0
Sba Communications Corp.	31,224	12,146,761	52.8
Vici Properties, Inc.	570,205	17,168,873	74.6
Vornado Realty Trust.	215,470	9,019,574	39.2
Welltower, Inc.	1,421	121,879	0.5

		69,379,079

Food & Staples Retailing
Kroger Co.	209,285	9,472,239	41.2

Food Products
Archer Daniels Midland Co.	56,677	3,830,799	16.7
Kellogg Co.	158,067	10,182,676	44.2
Kraft Heinz Co.	164,979	5,922,746	25.7

		19,936,221

Security	Shares	Value	% of Basket Value

Health Care Equipment & Supplies
Hologic, Inc.	148,013	$11,331,875	49.2%

Health Care Providers & Services
Cardinal Health, Inc.	86,372	4,447,294	19.3
DaVita, Inc.	112,312	12,776,613	55.5
McKesson Corp.	33,149	8,239,847	35.8

		25,463,754

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	130,760	8,573,933	37.3
Mgm Resorts International	163,986	7,359,692	32.0
Penn National Gaming, Inc.	4,998	259,146	1.1
Starbucks Corp.	507	59,304	0.3
Wynn Resorts Ltd.	15,465	1,315,144	5.7
Yum Brands, Inc.	22,929	3,183,921	13.8

		20,751,140

Household Durables
Pultegroup, Inc.	1,302	74,422	0.3
Tempur Sealy International, Inc.	36,119	1,698,677	7.4
Toll Brothers, Inc.	155,821	11,279,882	49.0
Whirlpool Corp.	38,915	9,131,794	39.7

		22,184,775

Insurance
Aflac, Inc.	144,462	8,435,136	36.6
American International Group, Inc.	155,689	8,852,477	38.5
Lincoln National Corp.	25,315	1,728,002	7.5

		19,015,615

IT Services
DXC Technology Co.	364,933	11,747,193	51.0
Gartner, Inc.	37,383	12,497,885	54.3
Western Union Co.	426,547	7,609,598	33.1

		31,854,676

Leisure Products
Mattel, Inc.	588,298	12,683,705	55.1

Life Sciences Tools & Services
Danaher Corp.	41,868	13,774,991	59.9
Thermo Fisher Scientific, Inc.	21,944	14,641,914	63.6

		28,416,905

Machinery
Deere & Co.	420	144,014	0.6
Otis Worldwide Corp.	110,632	9,632,728	41.9

		9,776,742

Media
Altice Usa, Inc., Class A	556,715	9,007,649	39.1
Interpublic Group Of Cos, Inc.	434,477	16,271,163	70.7
Omnicom Group, Inc.	9,303	681,631	3.0

		25,960,443

Metals & Mining
Kinross Gold Corp.	502,082	2,917,097	12.7
Nucor Corp.	116,936	13,348,244	58.0
United States Steel Corp.	992,057	23,620,877	102.6

		39,886,218

Multiline Retail
Macy’s, Inc.	314,118	8,223,609	35.7
Target Corp.	64,043	14,822,112	64.4

		23,045,721

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Multi-Utilities
Dominion Energy, Inc.	6,147	$482,908	2.1%
DTE Energy Co.	123,312	14,740,717	64.1
Sempra Energy	2,672	353,452	1.5

		15,577,077

Oil, Gas & Consumable Fuels
APA Corp.	469,212	12,617,111	54.8
Devon Energy Corp.	193,921	8,542,220	37.1
Enbridge, Inc.	182,683	7,139,252	31.0
EQT Corp.	4,075	88,876	0.4
Occidental Petroleum Corp.	362,264	10,502,033	45.6
Phillips 66	62,827	4,552,444	19.8
SM Energy Co.	441,553	13,016,983	56.6
Southwestern Energy Co.	38,534	179,568	0.8
Targa Resources Corp.	321,251	16,782,152	72.9

		73,420,639

Pharmaceuticals
Bristol-Myers Squibb Co.	160,157	9,985,789	43.4
Eli Lilly + Co.	85,324	23,568,195	102.4
Pfizer, Inc.	5,676	335,168	1.5

		33,889,152

Professional Services
Booz Allen Hamilton Holding Corp.	13,238	1,122,450	4.9
Equinix, Inc.	2,555	748,079	3.2

		1,870,529

Road & Rail
JB Hunt Transport Services, Inc.	35,442	7,244,345	31.5
Uber Technologies, Inc.	274,481	11,508,988	50.0

		18,753,333

Semiconductors & Semiconductor Equipment
Analog Devices, Inc.	5,612	986,421	4.3
Qualcomm, Inc.	24,573	4,493,665	19.5

		5,480,086

Software
Salesforce.com., Inc.	11,334	2,880,309	12.5

Specialty Retail
Advance Auto Parts, Inc.	250	59,970	0.3
AutoNation, Inc.	97,347	11,374,997	49.4
Bath + Body Works Inc.	330,703	23,079,762	100.3
Bed Bath & Beyond, Inc.	90,825	1,324,229	5.7
Lithia Motors, Inc.	50,989	15,141,184	65.8
O’Reilly Automotive, Inc.	25,967	18,338,674	79.7

		69,318,816

Technology Hardware, Storage & Peripherals
Apple, Inc.	9,230	1,638,971	7.1
Hewlett Packard Enterprise Co.	165,943	2,616,921	11.4
NetApp, Inc.	92,257	8,486,722	36.9

		12,742,614

Textiles, Apparel & Luxury Goods
Hanesbrands, Inc.	564,679	9,441,433	41.0
Tapestry, Inc.	61,770	2,507,862	10.9
Under Armour, Inc., Class A	518,054	10,977,564	47.7

		22,926,859

Security	Shares	Value	% of Basket Value

Tobacco
Philip Morris International	93,514	$8,883,830	38.6%

Total Reference Entity — Long		871,824,950

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(11,752)	(2,365,913)	(10.3)
Lockheed Martin Corp.	(42,195)	(14,996,525)	(65.1)

		(17,362,438)

Airlines
Southwest Airlines Co.	(253,884)	(10,876,390)	(47.3)

Auto Components
BorgWarner, Inc.	(2,844)	(128,179)	(0.6)
Lear Corp.	(4,813)	(880,538)	(3.8)

		(1,008,717)

Automobiles
General Motors Co.	(84,267)	(4,940,574)	(21.5)

Beverages
Constellation Brands, Inc.	(1,591)	(399,293)	(1.7)

Biotechnology
AbbVie, Inc.	(163,465)	(22,133,161)	(96.2)

Building Products
Carrier Global Corp.	(59,886)	(3,248,217)	(14.1)

Capital Markets
Brookfield Asset Management, Inc.	(168,584)	(10,179,102)	(44.2)
Intercontinental Exchange, Inc.	(52,013)	(7,113,818)	(30.9)

		(17,292,920)

Chemicals
Fmc Corp.	(14,083)	(1,547,581)	(6.7)
Huntsman Corp.	(298,144)	(10,399,263)	(45.2)
Scotts Miracle-Gro Co.	(80,526)	(12,964,686)	(56.3)

		(24,911,530)

Construction & Engineering
Quanta Services, Inc.	(140,709)	(16,133,694)	(70.1)

Consumer Finance
Ally Financial, Inc.	(195,212)	(9,294,043)	(40.4)

Containers & Packaging
Amcor PLC	(9,045)	(108,630)	(0.5)
Ball Corp.	(32,413)	(3,120,400)	(13.5)

		(3,229,030)

Distributors
Genuine Parts Co.	(72,380)	(10,147,676)	(44.1)

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(46,731)	(13,972,569)	(60.7)

Diversified Telecommunication Services
Verizon Communications, Inc.	(1,549)	(80,486)	(0.4)

Electric Utilities
Duke Energy Corp.	(673)	(70,597)	(0.3)
Edison International	(138,323)	(9,440,545)	(41.0)
Nextera Energy Inc.	(113,525)	(10,598,694)	(46.1)

		(20,109,836)

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Electronic Equipment, Instruments & Components
Amphenol Corp., Class A.	(99,990)	$(8,745,125)	(38.0)%
CDW Corp.	(41,451)	(8,488,336)	(36.9)
Keysight Technologies In	(25,482)	(5,262,288)	(22.9)
Teledyne Technologies, Inc.	(27,898)	(12,188,357)	(52.9)

		(34,684,106)

Energy Equipment & Services
Baker Hughes Co.	(204,375)	(4,917,262)	(21.3)
Halliburton Co.	(44,256)	(1,012,135)	(4.4)
NOV, Inc.	(177,934)	(2,411,006)	(10.5)

		(8,340,403)

Entertainment
Walt Disney Co.	(49,820)	(7,716,620)	(33.5)

Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc.	(33,208)	(7,404,056)	(32.2)
Digital Realty Trust, Inc.	(72,071)	(12,747,198)	(55.4)
Host Hotels & Resorts, Inc.	(246,167)	(4,280,844)	(18.6)
Medical Properties Trust, Inc.	(241,730)	(5,712,080)	(24.8)
Prologis, Inc.	(23,801)	(4,007,136)	(17.4)
Realty Income Corp.	(70,880)	(5,074,299)	(22.0)
Sun Communities, Inc.	(102,698)	(21,563,499)	(93.7)

		(60,789,112)

Food & Staples Retailing
Performance Food Group Co.	(186,574)	(8,561,881)	(37.2)
US Foods Holding Corp.	(3,774)	(131,448)	(0.6)
Walgreens Boots Alliance Inc.	(3,592)	(187,359)	(0.8)

		(8,880,688)

Food Products
Hormel Foods Corp.	(278,318)	(13,584,702)	(59.0)
Lamb Weston Holdings, Inc.	(33,719)	(2,137,110)	(9.3)

		(15,721,812)

Health Care Equipment & Supplies
Baxter International, Inc.	(125,792)	(10,797,985)	(46.9)
Dentsply Sirona Inc.	(116,466)	(6,497,638)	(28.2)
Steris Plc	(48,670)	(11,846,765)	(51.5)

		(29,142,388)

Health Care Providers & Services
Humana, Inc.	(9,493)	(4,403,423)	(19.1)
UnitedHealth Group, Inc.	(16,379)	(8,224,551)	(35.8)

		(12,627,974)

Hotels, Restaurants & Leisure
Carnival Corp.	(345,264)	(6,946,712)	(30.2)
Hilton Worldwide Holdings, Inc.	(47,943)	(7,478,628)	(32.5)
Las Vegas Sands Corp.	(290,252)	(10,925,085)	(47.5)
Marriott International, Inc.	(31,522)	(5,208,695)	(22.6)
Norwegian Cruise Line Holdings Ltd.	(591,182)	(12,261,115)	(53.3)

		(42,820,235)

Household Durables
Dr Horton, Inc.	(29,126)	(3,158,715)	(13.7)
KB Home	(215,977)	(9,660,651)	(42.0)

		(12,819,366)

Security	Shares	Value	% of Basket Value

Independent Power and Renewable Electricity Producers
AES Corp.	(414,720)	$(10,077,696)	(43.8)%
Vistra Corp.	(459,538)	(10,463,680)	(45.5)

		(20,541,376)

Insurance
Brown & Brown, Inc.	(229,495)	(16,128,909)	(70.1)
Marsh & McLennan Cos., Inc.	(76,875)	(13,362,412)	(58.0)

		(29,491,321)

Interactive Media & Services
Match Group, Inc.	(140,921)	(18,636,802)	(81.0)
Twitter, Inc.	(30,366)	(1,312,419)	(5.7)

		(19,949,221)

Internet & Direct Marketing Retail
Amazon.com, Inc.	(1,461)	(4,871,471)	(21.2)

IT Services
Broadridge Financial Solutions, Inc.	(28,642)	(5,236,330)	(22.8)
Fiserv, Inc.	(36,433)	(3,781,381)	(16.4)

		(9,017,711)

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	(24,986)	(9,414,225)	(40.9)

Machinery
IDEX Corp.	(35,002)	(8,271,673)	(35.9)

Media
Cable One, Inc.	(7,031)	(12,398,817)	(53.9)
DISH Network Corp., Class A	(136,498)	(4,427,995)	(19.2)
Sirius XM Holdings, Inc.	(1,947,933)	(12,369,375)	(53.8)

		(29,196,187)

Metals & Mining
Teck Resources Ltd., Class B	(245,558)	(7,076,982)	(30.8)

Multiline Retail
Dollar Tree, Inc.	(46,801)	(6,576,477)	(28.6)
Kohl’s Corp.	(7,532)	(372,005)	(1.6)
Nordstrom, Inc.	(250,156)	(5,658,529)	(24.6)

		(12,607,011)

Multi-Utilities
CenterPoint Energy, Inc.	(124,399)	(3,471,976)	(15.1)
Consolidated Edison, Inc.	(58,602)	(4,999,923)	(21.7)
Public Service Enterprise Gp	(8,977)	(599,035)	(2.6)
		(9,070,934)

Oil, Gas & Consumable Fuels
Callon Petroleum Co.	(257,666)	(12,174,718)	(52.9)
ConocoPhillips	(64,871)	(4,682,389)	(20.4)
Diamondback Energy, Inc.	(28,083)	(3,028,752)	(13.2)
Hollyfrontier Corp.	(233,115)	(7,641,510)	(33.2)
Marathon Oil Corp.	(395,731)	(6,497,903)	(28.2)
Oneok, Inc.	(42,399)	(2,491,365)	(10.8)
Ovintiv, Inc.	(379,595)	(12,792,351)	(55.6)
Pioneer Natural Resources Co.	(18,649)	(3,391,880)	(14.7)

		(52,700,868)

Personal Products
Estee Lauder Cos., Inc., Class A	(18,034)	(6,676,187)	(29.0)

Pharmaceuticals
Bausch Health Cos., Inc.	(318,413)	(8,791,383)	(38.2)
Catalent, Inc.	(64,766)	(8,291,991)	(36.0)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Pharmaceuticals (continued)
Elanco Animal Health, Inc.	(347,457)	$(9,860,830)	(42.8)%
Perrigo Co. PLC	(8,067)	(313,806)	(1.4)

		(27,258,010)

Professional Services
Nielsen Holdings PLC	(156,383)	(3,207,415)	(13.9)

Road & Rail
Union Pacific Corp.	(17,098)	(4,307,499)	(18.7)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(27,441)	(18,259,516)	(79.3)
Lam Research Corp.	(33,153)	(23,841,980)	(103.6)
Micron Technology, Inc.	(212,579)	(19,801,734)	(86.1)
ON Semiconductor Corp.	(116,609)	(7,920,083)	(34.4)

		(69,823,313)

Software
Oracle Corp.	(255,441)	(22,277,010)	(96.8)

Specialty Retail
Gap, Inc./The	(1,346,984)	(23,774,267)	(103.3)
Tjx Companies, Inc.	(112,637)	(8,551,401)	(37.1)
Tractor Supply Co.	(44,821)	(10,694,291)	(46.5)

		(43,019,959)

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	(413,482)	(23,225,284)	(100.9)

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp.	(46,117)	(5,481,467)	(23.8)

Tobacco
Altria Group, Inc.	(477,774)	(22,641,710)	(98.4)

Total Reference Entity — Short		(848,810,112)

Net Value of Reference Entity — Barclays Bank PLC		$23,014,838

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Barclays Bank PLC as of period end, termination date January 26, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	52,655	$18,714,114	20.7%
Northrop Grumman Corp.	44,018	17,038,047	18.9
Raytheon Technologies Corp.	16,528	1,422,400	1.6

		37,174,561

Air Freight & Logistics
United Parcel Service, Inc., Class B	79,481	17,035,958	18.9

Airlines
Delta Air Lines, Inc.	394,143	15,403,108	17.1

Security	Shares	Value	% of Basket Value

Auto Components
Goodyear Tire & Rubber Co.	1,154,284	$24,609,335	27.3%

Chemicals
Dow, Inc.	283,644	16,088,288	17.9
Olin Corp.	321,985	18,520,577	20.5

		34,608,865

Communications Equipment
Motorola Solutions, Inc.	50,144	13,624,125	15.1

Consumer Finance
American Express Co.	106,413	17,409,167	19.3
Onemain Holdings, Inc.	234,963	11,757,548	13.1

		29,166,715

Containers & Packaging
International Paper Co.	356,174	16,733,055	18.6
Packaging Corp. of America	78,727	10,718,681	11.9
Westrock Co.	469,681	20,835,049	23.1

		48,286,785

Diversified Telecommunication Services
AT&T, Inc.	320,387	7,881,520	8.7

Electric Utilities
American Electric Power Co., Inc.	119,107	10,596,950	11.8
Exelon Corp.	159,580	9,217,341	10.2
FirstEnergy Corp.	60,087	2,499,018	2.8
Nrg Energy, Inc.	392,150	16,893,822	18.7

		39,207,131

Energy Equipment & Services
Halliburton Co.	438,575	10,030,210	11.1

Entertainment
Walt Disney Co.	117,072	18,133,282	20.1

Equity Real Estate Investment Trusts (REITs)
Equity Residential	238,564	21,590,042	23.9
Weyerhaeuser Co.	231,039	9,514,186	10.6

		31,104,228

Food & Staples Retailing
Kroger Co.	221,000	10,002,460	11.1
Walmart, Inc.	121,389	17,563,774	19.5

		27,566,234

Food Products
Mondelez International, Inc., Class A	79,637	5,280,730	5.9

Health Care Equipment & Supplies
Baxter International, Inc.	209,902	18,017,988	20.0

Health Care Providers & Services
Cardinal Health, Inc.	157,748	8,122,444	9.0
CVS Health Corp.	87,759	9,053,218	10.0
McKesson Corp.	63,747	15,845,592	17.6
Quest Diagnostics, Inc.	93,167	16,118,823	17.9

		49,140,077

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	174,679	11,453,702	12.7
Expedia Group, Inc.	85,147	15,387,766	17.1

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	29,164	$7,817,993	8.7%
Yum Brands, Inc.	147,165	20,435,332	22.6

		55,094,793

Household Durables
Toll Brothers, Inc.	119,542	8,653,645	9.6

Household Products
Procter + Gamble Co/the	71,486	11,693,680	13.0

Industrial Conglomerates
Honeywell International, Inc.	85,314	17,788,822	19.7

Insurance
Allstate Corp.	87,523	10,297,081	11.4
American International Group, Inc.	316,198	17,979,018	20.0
Hartford Financial Services Group, Inc.	119,074	8,220,869	9.1
Loews Corp.	203,520	11,755,315	13.0
Marsh + Mclennan Cos	48,969	8,511,792	9.5
Prudential Financial, Inc.	63,283	6,849,752	7.6

		63,613,827

IT Services
DXC Technology Co.	425,136	13,685,128	15.2

Media
Omnicom Group, Inc.	129,079	9,457,618	10.5
ViacomCBS, Inc., Class B	730,455	22,045,132	24.4

		31,502,750

Metals & Mining
Barrick Gold Corp.	688,000	13,072,000	14.5
Newmont Corp.	180,477	11,193,184	12.4

		24,265,184

Multiline Retail
Nordstrom, Inc.	931,629	21,073,448	23.4
Target Corp.	51,628	11,948,784	13.2

		33,022,232

Oil, Gas & Consumable Fuels
APA Corp.	605,757	16,288,806	18.0
Conocophillips	118,279	8,537,378	9.5
Kinder Morgan, Inc.	1,324,763	21,010,741	23.3
Marathon Petroleum Corp.	51,913	3,321,913	3.7
Occidental Petroleum Corp.	431,330	12,504,257	13.9
Ovintiv, Inc.	184,096	6,204,035	6.9
Tc Energy Corp.	143,627	6,684,401	7.4

		74,551,531

Pharmaceuticals
Bristol-Myers Squibb Co.	148,477	9,257,541	10.3
Pfizer, Inc.	179,998	10,628,882	11.8

		19,886,423

Road & Rail
CSX Corp.	368,458	13,854,021	15.3
Ryder System, Inc.	127,642	10,521,530	11.7

		24,375,551

Semiconductors & Semiconductor Equipment
Advanced Micro Devices	149,257	21,478,082	23.8

Security	Shares	Value	% of Basket Value

Specialty Retail
AutoZone, Inc.	9,297	$19,490,138	21.6%
Home Depot, Inc.	15,437	6,406,509	7.1
Lowe’s Cos., Inc.	115,169	29,768,883	33.1

		55,665,530

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	83,063	4,665,649	5.2
Xerox Holdings Corp.	800,115	18,114,603	20.1

		22,780,252

Tobacco
Altria Group, Inc.	106,958	5,068,740	5.6

Total Reference Entity — Long		909,397,022

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(77,125)	(15,526,805)	(17.2)
Howmet Aerospace, Inc.	(363,960)	(11,584,847)	(12.9)
TransDigm Group, Inc.	(22,241)	(14,151,503)	(15.7)

		(41,263,155)

Airlines
American Airlines Group, Inc.	(438,931)	(7,883,201)	(8.7)
Southwest Airlines Co.	(327,905)	(14,047,450)	(15.6)
United Airlines Holdings, Inc.	(672,500)	(29,442,050)	(32.7)

		(51,372,701)

Automobiles
General Motors Co.	(215,141)	(12,613,717)	(14.0)
Tesla, Inc.	(3,343)	(3,532,815)	(3.9)

		(16,146,532)

Chemicals
Ashland Global Holdings, Inc.	(164,838)	(17,746,459)	(19.7)
Corteva, Inc.	(183,790)	(8,689,591)	(9.6)
Eastman Chemical Co.	(85,862)	(10,381,575)	(11.5)
Sherwin-Williams Co.	(33,921)	(11,945,619)	(13.3)

		(48,763,244)

Communications Equipment
Cisco Systems, Inc.	(177,574)	(11,252,864)	(12.5)

Consumer Finance
Ally Financial, Inc.	(160,071)	(7,620,981)	(8.4)
Navient Corp.	(130,746)	(2,774,430)	(3.1)

		(10,395,411)

Containers & Packaging
Ball Corp.	(147,771)	(14,225,914)	(15.8)
Sealed Air Corp.	(117,345)	(7,917,267)	(8.8)

		(22,143,181)

Diversified Financial Services
Berkshire Hathaway, Inc., Class B	(20,104)	(6,011,096)	(6.7)

Diversified Telecommunication Services
Bce Inc.	(225,457)	(11,732,782)	(13.0)
Lumen Technologies, Inc.	(2,002,816)	(25,135,341)	(27.9)

		(36,868,123)

Electric Utilities
Southern Co.	(101,140)	(6,936,181)	(7.7)

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Entertainment
Netflix, Inc.	(21,881)	$(13,181,990)	(14.6)%

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(558,904)	(9,719,340)	(10.8)
Iron Mountain, Inc.	(108,909)	(5,699,208)	(6.3)
Simon Property Group, Inc.	(55,241)	(8,825,855)	(9.8)

		(24,244,403)

Food Products
Campbell Soup Co.	(73,792)	(3,207,000)	(3.6)
Conagra Brands, Inc.	(338,662)	(11,565,307)	(12.8)
General Mills, Inc.	(146,940)	(9,900,817)	(11.0)
Kraft Heinz Co.	(284,949)	(10,229,669)	(11.3)
Lamb Weston Holdings, Inc.	(126,288)	(8,004,134)	(8.9)

		(42,906,927)

Health Care Equipment & Supplies
Boston Scientific Corp.	(371,698)	(15,789,731)	(17.5)

Health Care Providers & Services
Tenet Healthcare Corp.	(163,553)	(13,360,645)	(14.8)
UnitedHealth Group, Inc.	(34,763)	(17,455,893)	(19.4)
Universal Health Services, Inc., Class B	(140,066)	(18,160,957)	(20.1)

		(48,977,495)

Hotels, Restaurants & Leisure
Aramark	(421,121)	(15,518,309)	(17.2)
Carnival Corp.	(1,469,211)	(29,560,526)	(32.8)
Darden Restaurants, Inc.	(42,817)	(6,449,953)	(7.1)
Mgm Resorts International	(373,082)	(16,743,920)	(18.6)
Royal Caribbean Cruises Ltd.	(142,917)	(10,990,317)	(12.2)

		(79,263,025)

Household Durables
Dr Horton, Inc.	(17,705)	(1,920,107)	(2.1)
Lennar Corp., Class A	(126,109)	(14,648,821)	(16.2)
PulteGroup, Inc.	(232,735)	(13,303,133)	(14.8)
Whirlpool Corp.	(39,116)	(9,178,961)	(10.2)

		(39,051,022)

Independent Power and Renewable Electricity Producers
AES Corp.	(286,971)	(6,973,395)	(7.7)
Vistra Corp.	(667,457)	(15,197,996)	(16.9)

		(22,171,391)

Insurance
Lincoln National Corp.	(89,840)	(6,132,478)	(6.8)
Metlife Inc.	(133,803)	(8,361,350)	(9.3)

		(14,493,828)

IT Services
Intl Business Machines Corp.	(24,949)	(3,334,683)	(3.7)

Life Sciences Tools & Services
Danaher Corp.	(16,691)	(5,491,506)	(6.1)

Machinery
Caterpillar, Inc.	(54,014)	(11,166,855)	(12.4)
Deere & Co.	(56,088)	(19,232,014)	(21.3)

		(30,398,869)

Media
Altice USA, Inc., Class A	(374,047)	(6,052,080)	(6.7)

Security	Shares	Value	% of Basket Value

Media (continued)
Charter Communications, Inc., Class A	(13,382)	$(8,724,663)	(9.7)%
Comcast Corp., Class A	(394,318)	(19,846,025)	(22.0)
DISH Network Corp., Class A	(265,288)	(8,605,943)	(9.6)

		(43,228,711)

Metals & Mining
Teck Resources Ltd., Class B	(63,832)	(1,839,638)	(2.0)
United States Steel Corp.	(142,294)	(3,388,020)	(3.8)

		(5,227,658)

Multi-Utilities
Dominion Energy, Inc.	(89,625)	(7,040,940)	(7.8)

Oil, Gas & Consumable Fuels
Devon Energy Corp.	(676,430)	(29,796,741)	(33.0)
Enbridge, Inc.	(168,011)	(6,565,870)	(7.3)
Murphy Oil Corp.	(1,094,007)	(28,564,523)	(31.7)
Pioneer Natural Resources Co.	(71,938)	(13,084,083)	(14.5)
Valero Energy Corp.	(191,753)	(14,402,568)	(16.0)
Williams Cos, Inc.	(225,021)	(5,859,547)	(6.5)

		(98,273,332)

Pharmaceuticals
Bausch Health Cos., Inc.	(647,496)	(17,877,365)	(19.8)

Specialty Retail
Best Buy Co., Inc.	(124,650)	(12,664,440)	(14.0)
Gap, Inc./The	(533,864)	(9,422,700)	(10.5)

		(22,087,140)

Thrifts & Mortgage Finance
MGIC Investment Corp.	(719,350)	(10,373,027)	(11.5)
Radian Group, Inc.	(122,925)	(2,597,405)	(2.9)

		(12,970,432)

Trading Companies & Distributors
United Rentals, Inc.	(24,898)	(8,273,357)	(9.2)

Wireless Telecommunication Services
T-Mobile US, Inc.	(119,107)	(13,814,030)	(15.3)

Total Reference Entity — Short		(819,250,323)

Net Value of Reference Entity — Barclays Bank PLC		$ 90,146,699

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 17, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Raytheon Technologies Corp.	52,986	$4,559,975	72.6%

Air Freight & Logistics
United Parcel Service, Inc.	16,402	3,515,605	56.0

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Automobiles
Ford Motor Co.	187,833	$3,901,291	62.1%

Consumer Finance
American Express Co.	20,779	3,399,444	54.1

Containers & Packaging
International Paper Co.	70,415	3,308,097	52.6

Diversified Telecommunication Services
Verizon Communications, Inc.	194,934	10,128,771	161.2

Electric Utilities
American Electric Power Co., Inc.	26,249	2,335,373	37.2
FirstEnergy Corp.	94,044	3,911,290	62.2

		6,246,663

Equity Real Estate Investment Trusts (REITs)
Equity Residential	23,989	2,171,004	34.6

Health Care Providers & Services
Cardinal Health, Inc.	132,241	6,809,089	108.4
Quest Diagnostics, Inc.	28,007	4,845,491	77.1

		11,654,580

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	14,894	976,600	15.6
Marriott International, Inc., Class A	117,504	19,416,361	309.0
McDonald’s Corp.	1,459	391,114	6.2
Yum! Brands, Inc.	14,522	2,016,525	32.1

		22,800,600

Insurance
Marsh & McLennan Cos., Inc.	14,920	2,593,395	41.3
Prudential Financial, Inc.	33,164	3,589,671	57.1

		6,183,066

IT Services
DXC Technology Co.	128,033	4,121,382	65.6

Media
Viacomcbs Inc Class B	65,675	1,982,072	31.5

Multi-Utilities
Sempra Energy	59,371	7,853,596	125.0

Oil, Gas & Consumable Fuels
Kinder Morgan, Inc.	57,822	917,057	14.6
Targa Resources Corp.	60,389	3,154,721	50.2

		4,071,778

Pharmaceuticals
Bristol-Myers Squibb Co.	11,235	700,502	11.1

Road & Rail
CSX Corp.	245,462	9,229,371	146.9
Ryder System, Inc.	30,713	2,531,673	40.3

		11,761,044

Specialty Retail
Home Depot, Inc.	10,904	4,525,269	72.0

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	132,163	7,423,596	118.1

Security	Shares	Value	% of Basket Value

Tobacco
Altria Group, Inc.	93,195	$4,416,511	70.3%

Total Reference Entity — Long		124,724,846

Reference Entity — Short

Common Stocks

Aerospace & Defense
Howmet Aerospace, Inc.	(4,282)	(136,296)	(2.1)
TransDigm Group, Inc.	(936)	(595,558)	(9.5)

		(731,854)

Airlines
American Airlines Group, Inc.	(499,054)	(8,963,010)	(142.6)
Southwest Airlines Co.	(43,191)	(1,850,302)	(29.5)

		(10,813,312)

Automobiles
General Motors Co.	(44,334)	(2,599,302)	(41.4)

Building Products
Johnson Controls Internation	(135,310)	(11,002,056)	(175.1)

Chemicals
Corteva, Inc.	(48,245)	(2,281,024)	(36.3)

Consumer Finance
Navient Corp.	(19,703)	(418,098)	(6.7)

Electric Utilities
Southern Co.	(8,165)	(559,956)	(8.9)

Equity Real Estate Investment Trusts (REITs)
Iron Mountain, Inc.	(89,456)	(4,681,232)	(74.5)

Food Products
Conagra Brands, Inc.	(25,612)	(874,650)	(13.9)
Tyson Foods, Inc., Class A	(245,352)	(21,384,880)	(340.4)

		(22,259,530)

Health Care Providers & Services
Tenet Healthcare Corp.	(20,625)	(1,684,856)	(26.8)
Universal Health Services, Inc., Class B	(4,026)	(522,011)	(8.3)

		(2,206,867)

Hotels, Restaurants & Leisure
Aramark	(11,136)	(410,362)	(6.5)

Household Durables
Lennar Corp., Class A	(5,926)	(688,364)	(11.0)
Pultegroup, Inc.	(85,417)	(4,882,436)	(77.7)

		(5,570,800)

Independent Power and Renewable Electricity Producers
AES Corp.	(316,471)	(7,690,245)	(122.4)
Vistra Corp.	(43,692)	(994,867)	(15.8)

		(8,685,112)

Machinery
Caterpillar, Inc.	(15,633)	(3,231,966)	(51.4)

Multiline Retail
Kohl’s Corp.	(561,191)	(27,717,224)	(441.1)

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(293,857)	$(11,483,932)	(182.8)%

Specialty Retail
Gap, Inc./The	(174,422)	(3,078,548)	(49.0)

Thrifts & Mortgage Finance
Radian Group, Inc.	(33,612)	(710,222)	(11.3)

Total Reference Entity — Short		(118,441,397)

Net Value of Reference Entity — Merrill Lynch International		$6,283,449

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Merrill Lynch International as of period end, termination date February 17, 2023:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Biotechnology
Biogen, Inc.	4,752	$1,140,100	13.9%

Consumer Finance
Onemain Holdings, Inc.	30,807	1,541,582	18.7

Containers & Packaging
Crown Holdings, Inc.	14,921	1,650,561	20.1

Diversified Telecommunication Services
AT&T, Inc.	48,764	1,199,594	14.6

Electric Utilities
Enbridge, Inc.	4,692	321,918	3.9

Equity Real Estate Investment Trusts (REITs)
Public Storage	6,819	2,554,125	31.0
Sba Communications Corp.	15,755	6,129,010	74.5

		8,683,135

Food & Staples Retailing
Kroger Co.	107,450	4,863,187	59.1
Walmart, Inc.	162,027	23,443,687	284.9

		28,306,874

Food Products
Kellogg Co.	46,345	2,985,545	36.3

Health Care Providers & Services
Mckesson Corp.	6,362	1,581,402	19.2

Hotels, Restaurants & Leisure
Booking Holdings, Inc.	3,510	8,421,297	102.3
Caesars Entertainment, Inc.	15,975	1,494,142	18.2

		9,915,439

Industrial Conglomerates
3m Co.	110,956	19,709,114	239.6

Leisure Products
Mattel, Inc.	36,885	795,241	9.7

Security	Shares	Value	% of Basket Value

Machinery
Otis Worldwide Corp.	47,430	$4,129,730	50.2%

Oil, Gas & Consumable Fuels
Targa Resources Corp.	9,501	496,332	6.0

Pharmaceuticals
Bristol-Myers Squibb Co.	47,805	2,980,642	36.2

Technology Hardware, Storage & Peripherals
NetApp, Inc.	18,173	1,671,734	20.3

Tobacco
Philip Morris International	79,424	7,545,280	91.7

Total Reference Entity — Long		94,654,223

Reference Entity — Short

Common Stocks

Aerospace & Defense
Spirit AeroSystems Holdings, Inc., Class A	(388,423)	(16,737,147)	(203.4)

Automobiles
General Motors Co.	(57,118)	(3,348,828)	(40.7)

Building Products
Carrier Global Corp.	(58,399)	(3,167,562)	(38.5)

Chemicals
Huntsman Corp.	(86,156)	(3,005,121)	(36.5)

Electric Utilities
Edison International	(4,274)	(291,701)	(3.5)

Equity Real Estate Investment Trusts (REITs)
Digital Realty Trust, Inc.	(1,125)	(198,979)	(2.4)
Medical Properties Trust Inc.	(7,726)	(182,565)	(2.2)

		(381,544)

Food & Staples Retailing
Performance Food Group Co.	(109,496)	(5,024,772)	(61.1)

Food Products
Lamb Weston Holdings, Inc.	(107,636)	(6,821,970)	(82.9)
Mccormick + Co Non Vtg Shrs	(238,858)	(23,076,071)	(280.5)

		(29,898,041)

Health Care Equipment & Supplies
Steris Plc	(16,515)	(4,019,916)	(48.9)

Hotels, Restaurants & Leisure
Hyatt Hotels Corp., Class A	(7,510)	(720,209)	(8.7)

Household Durables
Kb Home	(76,388)	(3,416,835)	(41.5)

IT Services
Fiserv, Inc.	(48,666)	(5,051,044)	(61.4)
Intl Business Machines Corp.	(3,559)	(475,696)	(5.8)

		(5,526,740)

Media
Sirius XM Holdings, Inc.	(77,234)	(490,436)	(6.0)

Metals & Mining
Alcoa Corp.	(6,223)	(370,766)	(4.5)

Personal Products
Estee Lauder Companies, Class A	(20,841)	(7,715,338)	(93.8)

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Pharmaceuticals
Elanco Animal Health, Inc.	(63,683)	$(1,807,324)	(22.0)%

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp.	(4,240)	(503,966)	(6.1)

Total Reference Entity — Short		(86,426,246)

Net Value of Reference Entity — Merrill Lynch International		$8,227,977

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2022:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
General Dynamics Corp.	48,560	$10,123,303	41.5%
Howmet Aerospace, Inc.	93,830	2,986,609	12.3
L3harris Technologies, Inc.	2,989	637,374	2.6
Textron, Inc.	66,170	5,108,324	21.0

		18,855,610

Auto Components
Goodyear Tire & Rubber Co.	77,821	1,659,144	6.8
Magna International, Inc.	111,414	9,017,849	37.0

		10,676,993

Automobiles
Ford Motor Co.	790,299	16,414,510	67.4

Beverages
Coca Cola Co/the.	49,750	2,945,698	12.1
Molson Coors Beverage Co B	53,924	2,499,377	10.2

		5,445,075

Biotechnology
Biogen, Inc.	33,590	8,058,913	33.1
Regeneron Pharmaceuticals	17,082	10,787,624	44.2

		18,846,537

Building Products
Builders FirstSource, Inc.	7,744	663,738	2.7
Lennox International, Inc.	28,407	9,214,095	37.8

		9,877,833

Capital Markets
Msci, Inc.	17,588	10,775,992	44.2

Chemicals
Celanese Corp.	55,072	9,255,400	38.0
LyondellBasell Industries NV, Class A	81,844	7,548,472	31.0
Mosaic Co./the	272,619	10,711,201	43.9
Olin Corp.	126,184	7,258,104	29.8
Westlake Chemical Corp.	82,818	8,044,112	33.0

		42,817,289

Consumer Finance
American Express Co.	104,759	17,138,572	70.4

Security	Shares	Value	% of Basket Value

Consumer Finance (continued)
Capital One Financial Corp.	42,172	$6,118,736	25.1%
Discover Financial Services	87,757	10,141,199	41.6
OneMain Holdings, Inc.	22,460	1,123,898	4.6

		34,522,405

Containers & Packaging
Avery Dennison Corp.	11,241	2,434,464	10.0
Crown Holdings, Inc.	57,179	6,325,141	26.0
Westrock Co.	3,020	133,967	0.5

		8,893,572

Diversified Consumer Services
Service Corp. International	107,134	7,605,443	31.2

Diversified Financial Services
Equitable Holdings, Inc.	169,622	5,561,905	22.8
Voya Financial, Inc.	263,676	17,484,356	71.8

		23,046,261

Diversified Telecommunication Services
AT&T, Inc.	526,756	12,958,198	53.2

Electric Utilities
American Electric Power Co., Inc.	66,183	5,888,302	24.2
Entergy Corp.	24,327	2,740,437	11.2
Evergy, Inc.	119,525	8,200,610	33.6
Ppl Corp.	234,789	7,057,757	29.0
Xcel Energy, Inc.	163,866	11,093,728	45.5

		34,980,834

Electrical Equipment
Eaton Corp. Plc	600	103,692	0.4
Emerson Electric Co.	98,231	9,132,536	37.5

		9,236,228

Entertainment
Activision Blizzard, Inc.	257,863	17,155,625	70.4

Equity Real Estate Investment Trusts (REITs)
Brixmor Property Group, Inc.	525,755	13,359,435	54.8
Federal Realty Investment Trust	76,652	10,449,201	42.9
Healthcare Trust of America, Inc., Class A	2,086	69,651	0.3
Healthpeak Properties, Inc.	6,058	218,633	0.9
Kimco Realty Corp.	333,808	8,228,367	33.8
Life Storage, Inc.	42,809	6,557,483	26.9
Mid-America Apartment Communities, Inc.	53,838	12,352,591	50.7
Public Storage	26,567	9,950,935	40.8
Sba Communications Corp.	13,441	5,228,818	21.4
Simon Property Group, Inc.	35,372	5,651,384	23.2
Ventas, Inc.	204,644	10,461,401	42.9
Vici Properties, Inc.	230,734	6,947,401	28.5
Vornado Realty Trust	173,887	7,278,910	29.9
Weyerhaeuser Co.	8,783	361,684	1.5

		97,115,894

Food & Staples Retailing
Kroger Co.	201,079	9,100,835	37.3

Food Products
Kellogg Co.	153,519	9,889,694	40.6
Kraft Heinz Co.	477,404	17,138,804	70.3

		27,028,498

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Health Care Equipment & Supplies
Hologic, Inc.	150,965	$11,557,880	47.4%
Stryker Corp.	83,426	22,309,781	91.5
Zimmer Biomet Holdings, Inc.	48,677	6,183,926	25.4

		40,051,587

Health Care Providers & Services
Cardinal Health, Inc.	127,154	6,547,160	26.9
DaVita, Inc.	98,877	11,248,248	46.1
Encompass Health Corp.	137,331	8,962,221	36.8
McKesson Corp.	56,348	14,006,422	57.5
Molina Healthcare, Inc.	40,792	12,975,119	53.2

		53,739,170

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	198,750	13,032,037	53.5
Mgm Resorts International	344,520	15,462,058	63.4
Yum! Brands, Inc.	55,657	7,728,531	31.7

		36,222,626

Household Durables
Newell Brands, Inc.	332,758	7,267,435	29.8
Toll Brothers, Inc.	168,538	12,200,466	50.1
Whirlpool Corp.	18,470	4,334,170	17.8

		23,802,071

Industrial Conglomerates
General Electric Co.	35,938	3,395,063	13.9

Insurance
American International Group, Inc.	269,206	15,307,053	62.8

Internet & Direct Marketing Retail

eBay, Inc.	351,106	23,348,549	95.8

IT Services
DXC Technology Co.	263,780	8,491,078	34.8
Gartner, Inc.	34,083	11,394,629	46.8
Western Union Co.	10,278	183,359	0.7

		20,069,066

Leisure Products
Hasbro, Inc.	20,859	2,123,029	8.7
Mattel, Inc.	473,232	10,202,882	41.9

		12,325,911

Life Sciences Tools & Services
Danaher Corp.	17,609	5,793,537	23.8

Machinery
Cummins, Inc.	23,163	5,052,777	20.7
Illinois Tool Works, Inc.	1,284	316,891	1.3
Otis Worldwide Corp.	115,000	10,013,050	41.1
Wabtec Corp.	3,728	343,386	1.4

		15,726,104

Media
Altice Usa, Inc., Class A	665,329	10,765,023	44.2
Charter Communications, Inc., Class A	32,210	20,999,954	86.2
Fox Corp., Class A	20,524	757,336	3.1
Interpublic Group Of Cos, Inc.	163,745	6,132,250	25.1
Omnicom Group, Inc.	211,513	15,497,557	63.6
ViacomCBS, Inc., Class B	24,659	744,209	3.0

		54,896,329

Security	Shares	Value	% of Basket Value

Metals & Mining
Cleveland-Cliffs, Inc.	7,446	$162,099	0.7%
Freeport Mcmoran, Inc.	81,042	3,381,883	13.9
Kinross Gold Corp.	324,457	1,885,095	7.7
Nucor Corp.	35,792	4,085,657	16.7

		9,514,734

Multiline Retail
Dollar General Corp.	21,088	4,973,183	20.4
Macy’s, Inc.	574,631	15,043,839	61.7
Target Corp.	38,522	8,915,532	36.6

		28,932,554

Multi-Utilities
CMS Energy Corp.	1,767	114,943	0.5
DTE Energy Co.	44,952	5,373,562	22.0

		5,488,505

Oil, Gas & Consumable Fuels
APA Corp.	388,233	10,439,586	42.8
Chevron Corp.	166,472	19,535,489	80.2
Devon Energy Corp.	322,917	14,224,494	58.4
Occidental Petroleum Corp.	446,870	12,954,761	53.1
SM Energy Co.	68,282	2,012,953	8.3
Targa Resources Corp.	113,495	5,928,979	24.3

		65,096,262

Pharmaceuticals
Bristol-Myers Squibb Co.	167,257	10,428,474	42.8
Zoetis, Inc.	14,192	3,463,274	14.2

		13,891,748

Real Estate Management & Development
CBRE Group, Inc.	19,517	2,117,790	8.7

Road & Rail
Avis Budget Group Inc.	2,950	611,741	2.5
JB Hunt Transport Services, Inc.	82,402	16,842,969	69.1
Uber Technologies, Inc.	271,706	11,392,633	46.8

		28,847,343

Specialty Retail
AutoNation, Inc.	105,992	12,385,165	50.8
Best Buy Co., Inc.	1,963	199,441	0.8
Lithia Motors, Inc.	28,837	8,563,147	35.2
O’Reilly Automotive, Inc.	6,420	4,533,997	18.6

		25,681,750

Technology Hardware, Storage & Peripherals
Hewlett Packard Enterprise Co.	327,506	5,164,770	21.2
HP, Inc.	10,966	413,089	1.7
NetApp, Inc.	144,865	13,326,131	54.7
Seagate Technology Holdings	39,551	4,468,472	18.3

		23,372,462

Textiles, Apparel & Luxury Goods
Crocs, Inc.	117,130	15,018,409	61.6
Hanesbrands, Inc.	422,612	7,066,073	29.0
Under Armour, Inc., Class A	572,350	12,128,096	49.8

		34,212,578

Tobacco
Philip Morris International	60,757	5,771,915	23.7

Total Reference Entity — Long		962,958,339

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Reference Entity — Short

Common Stocks

Aerospace & Defense
Boeing Co.	(43,095)	$(8,675,886)	(35.6)%
Lockheed Martin Corp.	(24,432)	(8,683,377)	(35.6)
TransDigm Group, Inc.	(34,615)	(22,024,832)	(90.4)

		(39,384,095)

Airlines
Southwest Airlines Co.	(243,882)	(10,447,905)	(42.9)

Auto Components
Lear Corp.	(13,617)	(2,491,230)	(10.2)

Automobiles
General Motors Co.	(274,625)	(16,101,264)	(66.1)

Building Products
Carrier Global Corp.	(323,302)	(17,535,900)	(71.9)

Capital Markets
Brookfield Asset Management, Inc.	(201,705)	(12,178,948)	(50.0)
Cme Group, Inc.	(1,700)	(388,382)	(1.6)
Nasdaq, Inc.	(9,811)	(2,060,408)	(8.4)

		(14,627,738)

Chemicals
Huntsman Corp.	(271,931)	(9,484,953)	(38.9)
Scotts Miracle-Gro Co.	(67,211)	(10,820,971)	(44.4)

		(20,305,924)

Construction & Engineering
Quanta Services, Inc.	(31,283)	(3,586,909)	(14.7)

Consumer Finance
Ally Financial, Inc.	(304,037)	(14,475,202)	(59.4)

Distributors
Genuine Parts Co.	(88,267)	(12,375,033)	(50.8)

Diversified Telecommunication Services
Lumen Technologies, Inc.	(33,255)	(417,350)	(1.7)

Electric Utilities
Edison International	(194,454)	(13,271,485)	(54.5)
Nextera Energy Inc.	(133,685)	(12,480,832)	(51.2)
PG&E Corp.	(1,247,113)	(15,139,952)	(62.1)

		(40,892,269)

Electronic Equipment, Instruments & Components
Amphenol Corp., Class A	(123,894)	(10,835,769)	(44.5)
CDW Corp.	(14,664)	(3,002,894)	(12.3)
Keysight Technologies, Inc.	(4,832)	(997,856)	(4.1)
Teledyne Technologies, Inc.	(10,322)	(4,509,579)	(18.5)

		(19,346,098)

Energy Equipment & Services
Baker Hughes Co.	(770,101)	(18,528,630)	(76.0)
NOV, Inc.	(689,354)	(9,340,747)	(38.3)

		(27,869,377)

Entertainment
Walt Disney Co.	(103,667)	(16,056,982)	(65.9)

Equity Real Estate Investment Trusts (REITs)
Alexandria Real Estate Equities, Inc.	(52,583)	(11,723,906)	(48.1)
Digital Realty Trust, Inc.	(59,153)	(10,462,391)	(42.9)

Security	Shares	Value	% of Basket Value

Equity Real Estate Investment Trusts (REITs) (continued)
Host Hotels & Resorts, Inc.	(306,976)	$(5,338,312)	(21.9)%
Iron Mountain, Inc.	(441,160)	(23,085,903)	(94.7)
Medical Properties Trust, Inc.	(760,032)	(17,959,556)	(73.7)
Prologis, Inc.	(44,391)	(7,473,669)	(30.7)
Realty Income Corp.	(14,053)	(1,006,054)	(4.1)
Rexford Industrial Realty In	(285,944)	(23,192,918)	(95.2)

		(100,242,709)

Food & Staples Retailing
Performance Food Group Co.	(186,324)	(8,550,408)	(35.1)

Food Products
General Mills, Inc.	(36,680)	(2,471,499)	(10.1)
Hormel Foods Corp.	(190,309)	(9,288,982)	(38.1)
Lamb Weston Holdings, Inc.	(228,085)	(14,456,027)	(59.3)
Tyson Foods, Inc., Class A	(41,005)	(3,573,996)	(14.7)

		(29,790,504)

Health Care Equipment & Supplies
Baxter International, Inc.	(146,674)	(12,590,496)	(51.7)
Becton Dickinson And Co.	(83,445)	(20,984,749)	(86.1)
Steris Plc	(33,947)	(8,263,039)	(33.9)

		(41,838,284)

Health Care Providers & Services
Humana, Inc.	(17,409)	(8,075,339)	(33.1)
Laboratory Crp Of Amer Hldgs	(10,614)	(3,335,025)	(13.7)

		(11,410,364)

Hotels, Restaurants & Leisure
Carnival Corp.	(783,287)	(15,759,734)	(64.7)
Las Vegas Sands Corp.	(331,232)	(12,467,573)	(51.1)
Norwegian Cruise Line Holdings Ltd.	(460,483)	(9,550,417)	(39.2)
Royal Caribbean Cruises Ltd.	(301,809)	(23,209,112)	(95.2)

		(60,986,836)

Household Durables
KB Home	(207,762)	(9,293,194)	(38.2)
Lennar Corp., Class A	(105,586)	(12,264,870)	(50.3)

		(21,558,064)

Independent Power and Renewable Electricity Producers
AES Corp.	(553,461)	(13,449,102)	(55.2)
Vistra Corp.	(363,614)	(8,279,491)	(34.0)

		(21,728,593)

Insurance
Brown & Brown, Inc.	(111,387)	(7,828,278)	(32.1)
Marsh & McLennan Cos., Inc.	(54,745)	(9,515,776)	(39.1)
Progressive Corp.	(65,864)	(6,760,940)	(27.7)

		(24,104,994)

Interactive Media & Services
Match Group, Inc.	(23,358)	(3,089,095)	(12.7)
Twitter, Inc.	(492,695)	(21,294,278)	(87.3)

		(24,383,373)

IT Services
Broadridge Financial Solutions, Inc.	(34,334)	(6,276,942)	(25.7)
Fiserv, Inc.	(138,550)	(14,380,105)	(59.0)
Global Payments, Inc.	(119,501)	(16,154,145)	(66.3)

		(36,811,192)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Life Sciences Tools & Services
Charles River Laboratories International, Inc.	(14,276)	$(5,378,911)	(22.1)%

Machinery
Caterpillar, Inc.	(3,463)	(715,941)	(2.9)
IDEX Corp.	(35,725)	(8,442,532)	(34.7)

		(9,158,473)

Media
Cable One, Inc.	(1,699)	(2,996,102)	(12.3)
Comcast Corp., Class A	(254,904)	(12,829,318)	(52.6)
DISH Network Corp., Class A	(580,605)	(18,834,826)	(77.3)

		(34,660,246)

Metals & Mining
Newmont Corp.	(119,469)	(7,409,467)	(30.4)
Teck Resources Ltd., Class B	(541,675)	(15,611,074)	(64.1)

		(23,020,541)

Multiline Retail
Dollar Tree, Inc.	(118,115)	(16,597,520)	(68.1)
Kohl’s Corp.	(52,826)	(2,609,076)	(10.7)
Nordstrom, Inc.	(497,044)	(11,243,135)	(46.1)

		(30,449,731)

Multi-Utilities
CenterPoint Energy, Inc.	(300,822)	(8,395,942)	(34.4)

Oil, Gas & Consumable Fuels
Canadian Natural Resources Ltd.	(54,173)	(2,288,809)	(9.4)
ConocoPhillips	(262,797)	(18,968,687)	(77.8)
Hollyfrontier Corp.	(215,046)	(7,049,208)	(28.9)
Kinder Morgan, Inc.	(19,229)	(304,972)	(1.3)
Marathon Oil Corp.	(626,485)	(10,286,884)	(42.2)
Oneok, Inc.	(20,413)	(1,199,468)	(4.9)
Pioneer Natural Resources Co.	(63,335)	(11,519,370)	(47.3)

		(51,617,398)

Personal Products
Estee Lauder Cos., Inc., Class A	(22,325)	(8,264,715)	(33.9)

Pharmaceuticals
Bausch Health Cos., Inc.	(533,549)	(14,731,288)	(60.4)
Catalent, Inc.	(74,404)	(9,525,944)	(39.1)
Elanco Animal Health, Inc.	(255,541)	(7,252,254)	(29.8)
Perrigo Co. PLC	(149,459)	(5,813,955)	(23.8)

		(37,323,441)

Professional Services
Nielsen Holdings PLC.	(377,127)	(7,734,875)	(31.7)

Road & Rail
Union Pacific Corp.	(20,560)	(5,179,681)	(21.3)

Semiconductors & Semiconductor Equipment
Broadcom, Inc.	(7,965)	(5,299,990)	(21.7)
Micron Technology, Inc.	(33,679)	(3,137,199)	(12.9)

		(8,437,189)

Software
Citrix Systems, Inc.	(118,149)	(11,175,714)	(45.9)

Specialty Retail
Carvana Co.	(100,831)	(23,371,618)	(95.9)

Security	Shares	Value	% of Basket Value

Specialty Retail (continued)
TJX Cos., Inc.	(197,534)	$(14,996,781)	(61.6)%
Tractor Supply Co.	(56,309)	(13,435,327)	(55.1)

		(51,803,726)

Textiles, Apparel & Luxury Goods
Ralph Lauren Corp.	(72,921)	(8,667,390)	(35.6)

Total Reference Entity — Short		(938,586,570)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$24,371,769

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Morgan Stanley & Co. International PLC as of period end, termination date October 3, 2022:

Security	Shares	Value	% of Basket Value

Reference Entity — Long

Common Stocks

Aerospace & Defense
Lockheed Martin Corp.	29,745	$10,571,671	10.6%
Northrop Grumman Corp.	22,343	8,648,305	8.6
Raytheon Technologies Corp.	279,589	24,061,429	24.0

		43,281,405

Air Freight & Logistics
United Parcel Service, Inc., Class B	43,858	9,400,524	9.4

Airlines
Delta Air Lines, Inc.	330,533	12,917,229	12.9

Auto Components
Goodyear Tire & Rubber Co.	315,398	6,724,285	6.7

Automobiles
Ford Motor Co.	1,243,192	25,821,098	25.8

Biotechnology
Amgen, Inc.	38,009	8,550,885	8.5

Chemicals
Dow, Inc.	210,820	11,957,710	11.9
Olin Corp.	196,172	11,283,814	11.3

		23,241,524

Communications Equipment
Motorola Solutions, Inc.	51,510	13,995,267	14.0

Consumer Finance
American Express Co.	54,268	8,878,245	8.9
OneMain Holdings, Inc.	327,113	16,368,734	16.3

		25,246,979

Containers & Packaging
International Paper Co.	208,094	9,776,256	9.8
Packaging Corp. of America	140,457	19,123,221	19.1
Westrock Co.	196,228	8,704,674	8.7

		37,604,151

Electric Utilities
American Electric Power Co., Inc.	190,046	16,908,393	16.9

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Electric Utilities (continued)
Exelon Corp.	370,155	$21,380,153	21.4%
FirstEnergy Corp.	55,075	2,290,569	2.3

		40,579,115

Electronic Equipment, Instruments & Components
Arrow Electronics, Inc.	87,491	11,747,416	11.7

Energy Equipment & Services
Halliburton Co.	859,032	19,646,062	19.6

Equity Real Estate Investment Trusts (REITs)
Equity Residential	63,192	5,718,876	5.7

Food & Staples Retailing
Kroger Co.	433,689	19,628,764	19.6
Walmart, Inc.	82,513	11,938,806	11.9

		31,567,570

Food Products
Mondelez International, Inc., Class A	13,993	927,876	0.9

Health Care Equipment & Supplies
Baxter International, Inc.	60,052	5,154,864	5.2

Health Care Providers & Services
Cardinal Health, Inc.	290,738	14,970,100	15.0
CVS Health Corp.	215,531	22,234,178	22.2
DaVita, Inc.	73,192	8,326,322	8.3
HCA Healthcare, Inc.	43,683	11,223,036	11.2
McKesson Corp.	59,248	14,727,275	14.7
Quest Diagnostics, Inc.	54,722	9,467,453	9.5

		80,948,364

Hotels, Restaurants & Leisure
Boyd Gaming Corp.	214,638	14,073,813	14.1
Expedia Group, Inc.	80,279	14,508,021	14.5
McDonald’s Corp.	79,986	21,441,847	21.4
Yum! Brands, Inc.	43,080	5,982,089	6.0

		56,005,770

Household Durables
Toll Brothers, Inc.	301,721	21,841,583	21.8

Household Products
Procter & Gamble Co.	46,088	7,539,075	7.5

Industrial Conglomerates
General Electric Co.	224,873	21,243,752	21.2
Honeywell International, Inc.	54,852	11,437,191	11.5

		32,680,943

Insurance
Allstate Corp.	163,817	19,273,070	19.3
American International Group, Inc.	182,065	10,352,216	10.3
Hartford Financial Services Group, Inc.	308,881	21,325,144	21.3
Loews Corp.	264,210	15,260,770	15.3
Marsh & McLennan Cos., Inc.	104,212	18,114,130	18.1
Prudential Financial, Inc.	23,119	2,502,400	2.5

		86,827,730

IT Services
DXC Technology Co.	288,599	9,290,002	9.3

Security	Shares	Value	% of Basket Value

Media
Omnicom Group, Inc.	275,398	$20,178,412	20.2%
ViacomCBS, Inc., Class B	190,196	5,740,115	5.7

		25,918,527

Metals & Mining
Barrick Gold Corp.	519,007	9,861,133	9.9
Freeport Mcmoran, Inc.	178,006	7,428,191	7.4
Newmont Corp.	298,317	18,501,620	18.5

		35,790,944

Multiline Retail
Target Corp.	78,302	18,122,215	18.1

Oil, Gas & Consumable Fuels
APA Corp.	473,097	12,721,578	12.7
Canadian Natural Resources Ltd.	114,806	4,850,554	4.9
Conocophillips	104,163	7,518,485	7.5
Kinder Morgan, Inc.	252,459	4,004,000	4.0
Marathon Petroleum Corp.	200,495	12,829,675	12.8
Occidental Petroleum Corp.	617,144	17,891,005	17.9
Ovintiv, Inc.	638,517	21,518,023	21.5
Tc Energy Corp.	477,810	22,237,277	22.2

		103,570,597

Pharmaceuticals
Bristol-Myers Squibb Co.	342,369	21,346,707	21.3
Johnson & Johnson	75,372	12,893,888	12.9
Pfizer, Inc.	318,252	18,792,781	18.8

		53,033,376

Road & Rail
Avis Budget Group Inc.	21,244	4,405,368	4.4
CSX Corp.	187,208	7,039,021	7.1
Norfolk Southern Corp.	100,507	29,921,939	29.9
Ryder System, Inc.	214,885	17,712,971	17.7
Union Pacific Corp.	113,741	28,654,770	28.6

		87,734,069

Specialty Retail
AutoZone, Inc.	5,546	11,626,579	11.6
Bath + Body Works Inc.	56,736	3,959,605	4.0
Home Depot, Inc.	46,579	19,330,751	19.3

		34,916,935

Technology Hardware, Storage & Peripherals
Dell Technologies, Inc., Class C	312,532	17,554,922	17.5

Tobacco
Altria Group, Inc.	431,334	20,440,918	20.4

Total Reference Entity — Long		1,014,341,096

Reference Entity — Short

Common Stocks
Aerospace & Defense
Boeing Co.	(72,959)	(14,688,106)	(14.7)
Howmet Aerospace, Inc.	(598,533)	(19,051,305)	(19.0)
TransDigm Group, Inc.	(25,886)	(16,470,744)	(16.5)

		(50,210,155)

Airlines
American Airlines Group, Inc.	(689,590)	(12,385,037)	(12.4)
Southwest Airlines Co.	(344,605)	(14,762,878)	(14.7)

		(27,147,915)

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Automobiles
General Motors Co.	(210,028)	$(12,313,941)	(12.3)%
Tesla, Inc.	(24,937)	(26,352,923)	(26.3)

		(38,666,864)

Chemicals
Ashland Global Holdings, Inc.	(35,756)	(3,849,491)	(3.9)
Corteva, Inc.	(399,954)	(18,909,825)	(18.9)
Sherwin-Williams Co.	(50,347)	(17,730,200)	(17.7)

		(40,489,516)

Communications Equipment
Cisco Systems, Inc.	(301,955)	(19,134,888)	(19.1)

Consumer Finance
Ally Financial, Inc.	(468,129)	(22,287,622)	(22.3)
Capital One Financial Corp.	(16,859)	(2,446,072)	(2.4)
Navient Corp.	(665,565)	(14,123,289)	(14.1)

		(38,856,983)

Containers & Packaging
Ball Corp.	(166,538)	(16,032,613)	(16.0)
Sealed Air Corp.	(176,500)	(11,908,455)	(11.9)

		(27,941,068)

Diversified Telecommunication Services
Bce Inc.	(194,079)	(10,099,871)	(10.1)
Lumen Technologies, Inc.	(322,660)	(4,049,383)	(4.1)

		(14,149,254)

Electric Utilities
Nextera Energy Inc.	(177,152)	(16,538,911)	(16.5)
Southern Co.	(331,392)	(22,726,863)	(22.7)

		(39,265,774)

Entertainment
Netflix, Inc.	(11,431)	(6,886,492)	(6.9)

Equity Real Estate Investment Trusts (REITs)
Host Hotels & Resorts, Inc.	(1,180,293)	(20,525,295)	(20.5)
Iron Mountain, Inc.	(398,268)	(20,841,365)	(20.8)
Simon Property Group, Inc.	(95,730)	(15,294,782)	(15.3)

		(56,661,442)

Food Products
Campbell Soup Co.	(42,752)	(1,858,002)	(1.8)
Conagra Brands, Inc.	(489,120)	(16,703,448)	(16.7)
General Mills, Inc.	(48,883)	(3,293,737)	(3.3)
Kraft Heinz Co.	(138,735)	(4,980,586)	(5.0)
Lamb Weston Holdings, Inc.	(358,688)	(22,733,645)	(22.7)

		(49,569,418)

Health Care Equipment & Supplies
Boston Scientific Corp.	(214,750)	(9,122,580)	(9.1)

Health Care Providers & Services
Tenet Healthcare Corp.	(84,149)	(6,874,132)	(6.9)
UnitedHealth Group, Inc.	(26,778)	(13,446,305)	(13.4)
Universal Health Services, Inc., Class B	(87,251)	(11,312,964)	(11.3)

		(31,633,401)

Hotels, Restaurants & Leisure
Aramark	(416,323)	(15,341,503)	(15.3)
Royal Caribbean Cruises Ltd.	(236,860)	(18,214,534)	(18.2)

		(33,556,037)

Security	Shares	Value	% of Basket Value

Household Durables
D.R. Horton, Inc.	(62,165)	$(6,741,794)	(6.7)%
Lennar Corp., Class A	(77,140)	(8,960,582)	(9.0)
MDC Holdings, Inc.	(161,989)	(9,043,846)	(9.0)
Newell Brands, Inc.	(516,643)	(11,283,483)	(11.3)
PulteGroup, Inc.	(225,397)	(12,883,693)	(12.9)

		(48,913,398)

Independent Power and Renewable Electricity Producers
AES Corp.	(614,811)	(14,939,907)	(14.9)
Vistra Corp.	(683,632)	(15,566,301)	(15.6)

		(30,506,208)

Insurance
Lincoln National Corp.	(183,333)	(12,514,311)	(12.5)
Metlife Inc.	(293,192)	(18,321,568)	(18.3)

		(30,835,879)

Machinery
Caterpillar, Inc.	(75,077)	(15,521,419)	(15.5)
Deere & Co.	(27,441)	(9,409,244)	(9.4)

		(24,930,663)

Media
Altice USA, Inc., Class A	(905,657)	(14,653,530)	(14.6)
Charter Communications, Inc., Class A	(30,837)	(20,104,799)	(20.1)
Comcast Corp., Class A	(190,141)	(9,569,797)	(9.6)
DISH Network Corp., Class A	(637,035)	(20,665,415)	(20.6)

		(64,993,541)

Metals & Mining
Teck Resources Ltd.	(1,005,651)	(28,982,862)	(29.0)

Multiline Retail
Macy’s, Inc.	(377,678)	(9,887,610)	(9.9)

Multi-Utilities
Dominion Energy, Inc.	(175,238)	(13,766,697)	(13.8)

Oil, Gas & Consumable Fuels
Enbridge, Inc.	(304,420)	(11,896,734)	(11.9)
Hess Corp.	(5,938)	(439,590)	(0.4)
Pioneer Natural Resources Co.	(90,946)	(16,541,258)	(16.5)
Valero Energy Corp.	(122,456)	(9,197,670)	(9.2)
Williams Cos., Inc.	(475,063)	(12,370,641)	(12.4)

		(50,445,893)

Pharmaceuticals
Bausch Health Cos., Inc.	(445,877)	(12,310,664)	(12.3)

Specialty Retail
Best Buy Co., Inc.	(112,005)	(11,379,708)	(11.4)
Gap, Inc./The	(976,698)	(17,238,720)	(17.2)

		(28,618,428)

Technology Hardware, Storage & Peripherals
Hp, Inc.	(782,946)	(29,493,576)	(29.5)

Thrifts & Mortgage Finance
MGIC Investment Corp.	(535,531)	(7,722,357)	(7.7)
Radian Group, Inc.	(623,996)	(13,185,036)	(13.2)

		(20,907,393)

54	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Security	Shares	Value	% of Basket Value

Trading Companies & Distributors
United Rentals, Inc.	(62,958)	$(20,920,314)	(20.9)%

Wireless Telecommunication Services
T-Mobile USA, Inc.	(133,199)	(15,448,420)	(15.4)

Total Reference Entity — Short		(914,253,333)

Net Value of Reference Entity — Morgan Stanley & Co. International PLC		$100,087,763

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$89,470	$(143,508)	$21,147,795	$(12,692,075)
OTC Swaps.	—	—	33,611,157	(3,482,907)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$5,842,704	$—	$6,589,443	$—	$12,432,147
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	82,566	—	—	82,566
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	—	—	—	—	21,147,795	—	21,147,795
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	31,151,474	—	2,459,683	—	33,611,157

	$—	$—	$36,994,178	$82,566	$30,196,921	$—	$67,273,665

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$23,941,625	$—	$23,941,625
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	417,836	—	—	417,836
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	—	—	—	12,692,075	—	12,692,075
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received.	—	—	2,258,075	—	1,224,832	—	3,482,907

	$—	$—	$2,258,075	$417,836	$37,858,532	$—	$40,534,443

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$16,171,687	$—	$19,788,667	$—	$35,960,354
Forward foreign currency exchange contracts	—	—	—	501,352	—	—	501,352
Swaps	—	410,621	192,018,405	—	(6,880,284)	—	185,548,742

	$—	$410,621	$208,190,092	$501,352	$12,908,383	$—	$222,010,448

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$5,842,704	$—	$(18,077,816)	$—	$(12,235,112)
Forward foreign currency exchange contracts	—	—	—	(322,215)	—	—	(322,215)
Swaps	—	—	44,249,573	—	10,089,452	—	54,339,025

	$—	$—	$50,092,277	$(322,215)	$(7,988,364)	$—	$41,781,698

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,682,560,245
Average notional value of contracts — short	$1,644,128,947
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$21,593,600
Average amounts sold — in USD	$4,337,149
Credit default swaps:
Average notional value — sell protection	$—	(a)
Interest rate swaps:
Average notional value — pays fixed rate	$1,128,340,552
Average notional value — receives fixed rate	$1,103,312,046
Total return swaps:
Average notional value	$115,171,874

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$1,108,263	$4,458,026
Forward foreign currency exchange contracts	82,566	417,836
Swaps — centrally cleared	—	2,741,756
Swaps — OTC(a)	33,611,157	3,482,907

Total derivative assets and liabilities in the Statements of Assets and Liabilities	34,801,986	11,100,525

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,108,263)	(7,199,782)

Total derivative assets and liabilities subject to an MNA	$33,693,723	$3,900,743

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

56	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A	$72,884	$(72,884)	$—	$—	$—
Barclays Bank PLC	16,913,068	(3,549)	—	(16,909,519)	—
Citibank N.A	82,566	(35,314)	—	—	47,252
Merrill Lynch International	642,010	(642,010)	—	—	—
Morgan Stanley & Co. International PLC	13,596,396	—	—	(13,596,396)	—
Nomura International PLC	2,386,799	—	—	(2,260,000)	126,799

	$33,693,723	$(753,757)	$—	$(32,765,915)	$174,051

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities(c)(f)
Bank of America N.A	$843,445	$(72,884)	$—	$(770,561)	$—
Barclays Bank PLC	3,549	(3,549)	—	—	—
BNP Paribas SA	214,992	—	—	—	214,992
Citibank N.A	35,314	(35,314)	—	—	—
Deutsche Bank AG	277,160	—	—	—	277,160
HSBC Bank USA N.A	367	—	—	—	367
JPMorgan Chase Bank N.A	132,565	—	—	—	132,565
Merrill Lynch International	2,258,075	(642,010)	—	(1,616,065)	—
Royal Bank of Canada	77,218	—	—	—	77,218
Societe Generale	56,107	—	—	—	56,107
State Street Bank and Trust Co.	1,951	—	—	—	1,951

	$3,900,743	$(753,757)	$—	$(2,386,626)	$760,360

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$171,199,405	$—	$171,199,405
Common Stocks	441,475,678	—	—	441,475,678
Corporate Bonds	—	2,619,591,179	—	2,619,591,179
Investment Companies	150,039,454	—	—	150,039,454
Non-Agency Mortgage-Backed Securities	—	790,670,296	—	790,670,296
Preferred Securities
Capital Trust	—	241,895	—	241,895
U.S. Government Sponsored Agency Securities	—	4,016,273,585	—	4,016,273,585
U.S. Treasury Obligations	—	19,873,004	—	19,873,004

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (continued) December 31, 2021	BlackRock Systematic Multi-Strategy Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$1,979,641,442	$—	$—	$1,979,641,442
Liabilities
Investments
TBA Sale Commitments	—	(604,895,239)	—	(604,895,239)

	$2,571,156,574	$7,012,954,125	$—	$9,584,110,699

Derivative Financial Instruments(a)
Assets
Equity Contracts	$5,842,704	$31,151,474	$—	$36,994,178
Foreign Currency Exchange Contracts	—	82,566	—	82,566
Interest Rate Contracts	6,589,443	23,607,478	—	30,196,921
Liabilities
Equity Contracts	—	(2,258,075)	—	(2,258,075)
Foreign Currency Exchange Contracts	—	(417,836)	—	(417,836)
Interest Rate Contracts	(23,941,625)	(13,916,907)	—	(37,858,532)

	$(11,509,478)	$38,248,700	$—	$26,739,222

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

58	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Corporate Bonds

Georgia — 0.9%
Georgian Railway JSC, 4.00%, 06/17/28(a)	USD	200	$199,500

Kazakhstan — 1.1%
KazMunayGas National Co. JSC, 6.38%, 10/24/48(a)		200	262,912

Netherlands — 0.9%
MDGH - GMTN BV, 2.88%, 05/21/30(a)		200	208,100

Ukraine — 0.8%
NPC Ukrenergo, 6.88%, 11/09/26(a)		200	174,770

United Arab Emirates — 0.9%
DP World Crescent Ltd., 3.75%, 01/30/30(a)		200	210,938

Total Corporate Bonds — 4.6% (Cost: $1,011,074)			1,056,220

Foreign Agency Obligations

Argentina — 3.0%
Argentine Republic Government International Bond
1.00%, 07/09/29		115	41,507
0.50%, 07/09/30(b)		312	110,065
1.13%, 07/09/35(b)		777	250,693
2.00%, 01/09/38(b)		527	201,130
1.13%, 07/09/46(b)		222	71,564

			674,959

Bahrain — 0.9%
Bahrain Government International Bond, 5.63%, 09/30/31(a)		200	196,350

Benin — 1.1%
Benin Government International Bond, 4.95%, 01/22/35(a)	EUR	240	260,739

Brazil — 3.1%
Brazilian Government International Bond
4.63%, 01/13/28	USD	200	208,787
3.88%, 06/12/30		310	300,855
5.00%, 01/27/45		200	187,663

			697,305

Chile — 3.5%
Chile Government International Bond
2.55%, 01/27/32		400	397,950
2.55%, 07/27/33		200	194,437
3.50%, 01/25/50		200	207,475

			799,862

Colombia — 4.1%
Colombia Government International Bond
2.63%, 03/15/23		200	201,300
3.13%, 04/15/31		200	180,162
3.25%, 04/22/32		200	180,000
5.63%, 02/26/44		400	387,200

			948,662

Costa Rica(a) — 1.8%
Costa Rica Government International Bond
6.13%, 02/19/31		200	202,163
7.16%, 03/12/45		200	198,350

			400,513

Security	Par (000)		Value

Dominican Republic(a) — 3.4%
Dominican Republic International Bond
4.50%, 01/30/30	USD	150	$152,700
4.88%, 09/23/32		180	182,902
6.85%, 01/27/45		250	275,203
6.50%, 02/15/48		150	159,263

			770,068

Ecuador(b) — 1.9%
Ecuador Government International Bond
5.00%, 07/31/30(a)		104	85,439
5.00%, 07/31/30(c)		65	53,577
1.00%, 07/31/35(c)		262	170,886
1.00%, 07/31/35(a)		92	59,713
0.50%, 07/31/40(c)		115	66,672

			436,287

Egypt — 4.9%
Egypt Government Bond
14.05%, 07/21/22	EGP	690	44,098
13.77%, 01/05/24		1,180	74,556
14.66%, 10/06/30		1,680	104,391
Egypt Government International Bond(a)
5.25%, 10/06/25	USD	200	201,500
7.90%, 02/21/48		200	167,040
8.88%, 05/29/50		300	271,410
7.50%, 02/16/61		310	252,340

			1,115,335

El Salvador(a) — 0.7%
El Salvador Government International Bond
5.88%, 01/30/25		78	48,106
6.38%, 01/18/27		53	31,462
7.65%, 06/15/35		140	79,039

			158,607

Gabon — 0.9%
Gabon Government International Bond, 6.95%, 06/16/25(a)		200	207,100

Ghana — 5.6%
Ghana Government International Bond(a)
7.63%, 05/16/29		405	336,024
8.13%, 03/26/32		400	325,000
8.63%, 06/16/49		200	157,600
Republic of Ghana Government Bonds
20.75%, 01/16/23	GHS	580	94,421
17.60%, 02/20/23		1,072	169,211
8.63%, 04/07/34(a)	USD	235	190,350

			1,272,606

Hungary — 1.1%
Hungary Government International Bond
2.13%, 09/22/31(a)		200	196,068
7.63%, 03/29/41		40	65,450

			261,518

Indonesia — 2.8%
Indonesia Government International Bond
2.85%, 02/14/30		200	208,162
1.30%, 03/23/34	EUR	180	198,270
4.75%, 07/18/47(a)	USD	200	241,725

			648,157

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ivory Coast(a) — 1.7%
Ivory Coast Government International Bond
4.88%, 01/30/32	EUR	100	$109,566
5.75%, 12/31/32(b)	USD	75	75,263
6.13%, 06/15/33		200	210,600

			395,429

Jamaica — 1.0%
Jamaica Government International Bond, 6.75%, 04/28/28		200	229,413

Jordan — 1.1%
Jordan Government International Bond, 5.85%, 07/07/30(a)		250	252,734

Kenya — 0.9%
Kenya Government International Bond, 7.25%, 02/28/28(a)		200	215,260

Mexico — 3.3%
Mexico Government International Bond
4.75%, 04/27/32		200	226,038
2.25%, 08/12/36	EUR	240	264,168
5.00%, 04/27/51	USD	240	273,270

			763,476

Morocco — 0.8%
Morocco Government International Bond, 3.00%, 12/15/32(a)		200	190,538

Oman(a) — 4.8%
Oman Government International Bond
5.63%, 01/17/28		400	423,400
6.25%, 01/25/31		200	218,100
6.50%, 03/08/47		200	198,060
6.75%, 01/17/48		250	253,750

			1,093,310

Panama — 3.7%
Panama Government International Bond
3.88%, 03/17/28		200	216,287
3.16%, 01/23/30		400	414,450
4.50%, 04/01/56		200	220,475

			851,212

Paraguay — 1.0%
Paraguay Government International Bond, 4.95%, 04/28/31(a)		200	224,725

Peru — 2.0%
Peruvian Government International Bond
1.86%, 12/01/32		70	63,888
3.00%, 01/15/34		155	154,225
3.30%, 03/11/41		100	99,844
5.63%, 11/18/50		102	143,265

			461,222

Philippines — 1.7%
Philippine Government International Bond, 3.00%, 02/01/28		363	388,965

Security	Par (000)		Value

Qatar(a) — 2.4%
Qatar Government International Bond
3.75%, 04/16/30	USD	250	$280,500
4.82%, 03/14/49		200	261,250

			541,750

Romania(a) — 3.0%
Romanian Government International Bond
3.00%, 02/14/31		286	289,804
2.63%, 12/02/40	EUR	150	151,392
5.13%, 06/15/48	USD	200	235,700

			676,896

Russia(a) — 2.0%
Russian Foreign Bond - Eurobond
4.25%, 06/23/27		200	215,500
5.25%, 06/23/47		200	252,000

			467,500

Saudi Arabia(a) — 2.7%
Saudi Government International Bond
2.75%, 02/03/32		400	410,375
3.75%, 01/21/55		200	213,937

			624,312

Senegal — 0.9%
Senegal Government International Bond, 6.25%, 05/23/33(a)		200	205,000

Serbia — 0.6%
Serbia International Bond, 1.00%, 09/23/28(a)	EUR	120	128,764

South Africa — 3.6%
Republic of South Africa Government International Bond
4.30%, 10/12/28	USD	400	404,600
4.85%, 09/30/29		200	206,538
5.88%, 06/22/30		200	222,412

			833,550

Sri Lanka(a) — 0.9%
Sri Lanka Government International Bond
6.35%, 06/28/24		200	104,288
6.13%, 06/03/25		200	103,850

			208,138

Supranational — 0.5%
Banque Ouest Africaine de Developpement, 2.75%, 01/22/33(a)	EUR	100	119,560

Turkey — 1.1%
Turkey Government International Bond, 6.50%, 09/20/33	USD	270	244,941

Ukraine(a) — 4.2%
Ukraine Government International Bond
7.75%, 09/01/24		300	290,494
7.75%, 09/01/25		230	219,995
7.25%, 03/15/33		200	175,500
1.26%, 05/31/40(d)		304	275,557

			961,546

60	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value

United Arab Emirates(a) — 1.9%
Abu Dhabi Government International Bond
2.50%, 09/30/29	USD	200	$207,750
3.88%, 04/16/50		200	233,250

			441,000

Uruguay — 3.1%
Uruguay Government International Bond
4.38%, 01/23/31		350	402,894
4.13%, 11/20/45		66	78,215
5.10%, 06/18/50		160	211,880
4.98%, 04/20/55		21	27,189

			720,178

Zambia — 0.7%
Zambia Government International Bond, 8.97%, 07/30/27(a)(e)(f)		200	153,725

Total Foreign Agency Obligations — 88.4% (Cost: $20,349,500)			20,241,212

Total Long-Term Investments — 93.0% (Cost: $21,360,574)			21,297,432

	Shares

Short-Term Securities

Money Market Funds — 4.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.00%(g)(h)		1,070,329	1,070,329

Total Short-Term Securities — 4.7% (Cost: $1,070,329)			1,070,329

Total Investments — 97.7% (Cost: $22,430,903)			22,367,761

Other Assets Less Liabilities — 2.3%			531,782

Net Assets — 100.0%			$22,899,543

(a)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(b)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended December 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 12/31/21	Shares Held at 12/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$1,056,253	$14,076	(a)	$—	$—	$—	$1,070,329	1,070,329	$160	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
30-Year Euro Buxl Bond	2	03/08/22	$471	$31,802
10-Year U.S. Treasury Note.	6	03/22/22	782	(8,025)
U.S. Long Bond	9	03/22/22	1,439	(1,968)

				$21,809

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CNH	110,000	USD	17,173	UBS AG	01/14/22	$122
EUR	10,000	USD	11,241	Bank of America N.A.	01/14/22	146
EUR	10,000	USD	11,321	BNP Paribas SA	01/14/22	66
EUR	10,000	USD	11,315	BNP Paribas SA	01/14/22	72
MXN	6,070,404	USD	292,826	Goldman Sachs International	01/14/22	3,161
TRY	596,403	USD	43,597	UBS AG	01/14/22	1,102
TRY	624,400	USD	37,388	UBS AG	01/14/22	9,410
TRY	685,500	USD	46,795	UBS AG	01/14/22	4,582
USD	1,173,960	EUR	1,023,600	Morgan Stanley & Co. International PLC	01/14/22	8,363
USD	69,435	RUB	5,160,400	Bank of America N.A.	01/14/22	728
USD	71,651	RUB	5,308,500	Goldman Sachs International	01/14/22	972
USD	57,869	RUB	4,300,400	UBS AG	01/14/22	613
USD	54,316	TRY	715,700	Goldman Sachs International	01/14/22	676
USD	449,204	TRY	4,614,587	Morgan Stanley & Co. International PLC	01/14/22	103,352
USD	32,378	TRY	371,700	Natwest Markets PLC	01/14/22	4,520
USD	20,789	TRY	236,000	UBS AG	01/14/22	3,101

						140,986

BRL	765,068	USD	138,514	Bank of America N.A.	01/14/22	(1,453)
RUB	6,706,600	USD	89,804	Bank of America N.A.	01/14/22	(511)
RUB	9,510,291	USD	129,800	Barclays Bank PLC	01/14/22	(3,177)
RUB	7,109,500	USD	95,750	Morgan Stanley & Co. International PLC	01/14/22	(1,092)
TRY	327,600	USD	28,450	Bank of America N.A.	01/14/22	(3,897)
TRY	270,700	USD	24,910	Barclays Bank PLC	01/14/22	(4,622)
TRY	640,100	USD	50,435	Barclays Bank PLC	01/14/22	(2,461)
TRY	246,100	USD	22,750	Credit Suisse International	01/14/22	(4,306)
TRY	408,100	USD	37,994	Morgan Stanley & Co. International PLC	01/14/22	(7,408)
TRY	320,100	USD	24,153	Societe Generale	01/14/22	(162)
USD	17,169	CNH	110,000	Natwest Markets PLC	01/14/22	(126)
USD	11,309	EUR	10,000	BNP Paribas SA	01/14/22	(78)
USD	11,351	EUR	10,000	Deutsche Bank AG	01/14/22	(36)
USD	102,163	EUR	90,000	Goldman Sachs International	01/14/22	(322)
USD	11,311	EUR	10,000	UBS AG	01/14/22	(77)
USD	112,995	RUB	8,557,100	Bank of America N.A.	01/14/22	(937)
ZAR	4,314,706	USD	281,709	Barclays Bank PLC	01/14/22	(11,313)

						(41,978)

						$99,008

62	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of Colombia	1.00%	Quarterly	Bank of America N.A.	12/20/26	USD	259	$12,326	$5,793	$6,533
Republic of Saudi Arabia	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	263	(6,330)	(5,937)	(393)
Republic of Turkey	1.00	Quarterly	Bank of America N.A.	12/20/26	USD	180	34,271	26,262	8,009
Republic of Turkey	1.00	Quarterly	Bank of America N.A.	12/20/26	USD	95	18,088	16,660	1,428
Republic of Turkey	1.00	Quarterly	Goldman Sachs International	12/20/26	USD	321	61,118	40,740	20,378

							$119,473	$83,518	$35,955

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$89,455	$(5,937)	$36,348	$(393)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$31,802	$—	$31,802
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	140,986	—	—	140,986
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	125,803	—	—	—	—	125,803

	$—	$125,803	$—	$140,986	$31,802	$—	$298,591

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$9,993	$—	$9,993
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	41,978	—	—	41,978
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	6,330	—	—	—	—	6,330

	$—	$6,330	$—	$41,978	$9,993	$—	$58,301

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund

For the period ended December 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(47,593)	$—	$(47,593)
Forward foreign currency exchange contracts	—	—	—	140,981	—	—	140,981
Swaps	—	(44,829)	—	—	—	—	(44,829)

	$—	$(44,829)	$—	$140,981	$(47,593)	$—	$48,559

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$13,908	$—	$13,908
Forward foreign currency exchange contracts	—	—	—	98,625	—	—	98,625
Swaps	—	76,119	—	—	—	—	76,119

	$—	$76,119	$—	$98,625	$13,908	$—	$188,652

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$3,383,621
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$2,069,868
Average amounts sold — in USD	$1,956,615
Credit default swaps:
Average notional value — buy protection	$947,425

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Futures contracts	$469	$426
Forward foreign currency exchange contracts	140,986	41,978
Swaps — OTC(a)	125,803	6,330

Total derivative assets and liabilities in the Statements of Assets and Liabilities	267,258	48,734

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(469)	(426)

Total derivative assets and liabilities subject to an MNA	$266,789	$48,308

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(b)(c)
Bank of America N.A	$65,559	$(6,798)	$—	$—	$58,761
BNP Paribas SA	138	(78)	—	—	60
Goldman Sachs International	65,927	(6,652)	—	—	59,275
Morgan Stanley & Co. International PLC	111,715	(8,500)	—	—	103,215
Natwest Markets PLC	4,520	(126)	—	—	4,394
UBS AG	18,930	(77)	—	—	18,853

	$266,789	$(22,231)	$—	$—	$244,558

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) December 31, 2021	BlackRock Sustainable Emerging Markets Bond Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)(d)
Bank of America N.A	$6,798	$(6,798)	$—	$—	$—
Barclays Bank PLC	21,573	—	—	—	21,573
BNP Paribas SA	78	(78)	—	—	—
Credit Suisse International	4,306	—	—	—	4,306
Deutsche Bank AG	36	—	—	—	36
Goldman Sachs International	6,652	(6,652)	—	—	—
Morgan Stanley & Co. International PLC	8,500	(8,500)	—	—	—
Natwest Markets PLC	126	(126)	—	—	—
Societe Generale	162	—	—	—	162
UBS AG	77	(77)	—	—	—

	$48,308	$(22,231)	$—	$—	$26,077

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Corporate Bonds	$—	$1,056,220	$—	$1,056,220
Foreign Agency Obligations	—	20,241,212	—	20,241,212
Short-Term Securities
Money Market Funds	1,070,329	—	—	1,070,329

	$1,070,329	$21,297,432	$—	$22,367,761

Derivative Financial Instruments(a)
Assets
Credit Contracts	$—	$36,348	$—	$36,348
Foreign Currency Exchange Contracts	—	140,986	—	140,986
Interest Rate Contracts	31,802	—	—	31,802
Liabilities
Credit Contracts	—	(393)	—	(393)
Foreign Currency Exchange Contracts	—	(41,978)	—	(41,978)
Interest Rate Contracts	(9,993)	—	—	(9,993)

	$21,809	$134,963	$—	$156,772

(a)

Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	65

Statements of Assets and Liabilities

December 31, 2021

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

ASSETS
Investments, at value — unaffiliated(a)	$8,059,325,042	$21,297,432
Investments, at value — affiliated(b)	2,129,680,896	1,070,329
Cash pledged:
Collateral — OTC derivatives	12,170,000	—
Futures contracts	54,573,683	62,000
Centrally cleared swaps	36,787,000	—
Foreign currency, at value(c)	28,873,751	15,971
Receivables:
Investments sold	4,843,151	—
Swaps	255,688,162	—
TBA sale commitments	604,111,040	—
Capital shares sold	85,707,181	65
Dividends — unaffiliated	679,649	—
Dividends — affiliated	7,314	5
Interest — unaffiliated	30,123,012	306,966
From the Manager	—	43,082
Variation margin on futures contracts	1,108,263	469
Swap premiums paid	—	89,455
Unrealized appreciation on:
Forward foreign currency exchange contracts	82,566	140,986
OTC swaps	33,611,157	36,348
Prepaid expenses	287,244	31,031

Total assets	11,337,659,111	23,094,139

LIABILITIES
Bank overdraft	1,353,891	—
Cash received as collateral for OTC derivatives	68,390,000	—
TBA sale commitments, at value(d)	604,895,239	—
Payables:
Investments purchased	2,520,664,458	—
Swaps	192,587,471	—
Accounting services fees	193,489	5,967
Administration fees	349,643	—
Capital shares redeemed	55,514,022	317
Custodian fees	80,018	2,522
Income dividend distributions	—	90,230
Investment advisory fees	4,705,675	—
Trustees’ and Officer’s fees	2,115	—
Recoupment of past waived fees	66,982	—
Other accrued expenses	120,020	2,203
Professional fees	92,394	44,275
Service and distribution fees	93,397	—
Transfer agent fees	2,055,616	348
Variation margin on futures contracts	4,458,026	426
Variation margin on centrally cleared swaps	2,741,756	—
Swap premiums received	—	5,937
Unrealized depreciation on:
Forward foreign currency exchange contracts	417,836	41,978
OTC swaps	3,482,907	393

Total liabilities	3,462,264,955	194,596

NET ASSETS	$7,875,394,156	$22,899,543

66	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund
NET ASSETS CONSIST OF
Paid-in capital	$7,748,360,709	$25,292,471
Accumulated earnings (loss)	127,033,447	(2,392,928)

NET ASSETS	$7,875,394,156	$22,899,543

(a) Investments, at cost — unaffiliated	$8,002,108,038	$21,360,574
(b) Investments, at cost — affiliated	$2,129,785,820	$1,070,329
(c) Foreign currency, at cost.	$28,725,083	$16,041
(d) Proceeds from TBA sale commitments	$604,111,040	$—

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities  (continued)

December 31, 2021

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

NET ASSET VALUE

Institutional
Net assets	$7,451,022,396	$220,116

Shares outstanding	712,934,070	24,215

Net asset value	$10.45	$9.09

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

Investor A
Net assets	$369,323,190	N/A

Shares outstanding	35,399,255	N/A

Net asset value	$10.43	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Investor C
Net assets	$17,977,219	N/A

Shares outstanding	1,736,860	N/A

Net asset value	$10.35	N/A

Shares authorized	Unlimited	N/A

Par value	$0.001	N/A

Class K
Net assets	$37,071,351	$22,679,427

Shares outstanding	3,548,740	2,495,281

Net asset value	$10.45	$9.09

Shares authorized	Unlimited	Unlimited

Par value	$0.001	$0.001

See notes to financial statements.

68	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended December 31, 2021

	BlackRock Systematic Multi-Strategy Fund	BlackRock Sustainable Emerging Markets Bond Fund

INVESTMENT INCOME
Dividends — unaffiliated	$13,903,870	$—
Dividends — affiliated	193,712	160
Interest — unaffiliated	102,174,063	1,377,983
Foreign taxes withheld	—	(10,253)

Total investment income	116,271,645	1,367,890

EXPENSES
Investment advisory	42,281,593	146,616
Transfer agent — class specific	6,833,016	5,040
Administration	2,040,612	11,329
Administration — class specific	1,140,917	5,332
Service and distribution — class specific	895,901	—
Registration	709,355	57,411
Accounting services	561,722	17,945
Custodian	289,677	10,451
Professional	241,749	144,943
Trustees and Officer	71,609	1,530
Recoupment of past waived and/or reimbursed fees — class specific	66,982	—
Offering	64,274	—
Printing and postage	61,582	33,607
Miscellaneous	308,203	9,552

Total expenses	55,567,192	443,756
Less:
Administration fees waived	—	(11,329)
Administration fees waived — class specific	(225,840)	(5,040)
Fees waived and/or reimbursed by the Manager	(407,140)	(264,971)
Transfer agent fees waived and/or reimbursed — class specific	(32,017)	(2,527)

Total expenses after fees waived and/or reimbursed	54,902,195	159,889

Net investment income	61,369,450	1,208,001

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	35,263,018	(891,530)
Forward foreign currency exchange contracts	501,352	140,981
Foreign currency transactions	(1,576,979)	(11,138)
Futures contracts	35,960,354	(47,593)
Swaps	185,548,742	(44,829)

	255,696,487	(854,109)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(21,209,523)	(998,163)
Investments — affiliated	(45,003)	—
Forward foreign currency exchange contracts	(322,215)	98,625
Foreign currency translations	(91,084)	(451)
Futures contracts	(12,235,112)	13,908
Swaps	54,339,025	76,119

	20,436,088	(809,962)

Net realized and unrealized gain (loss)	276,132,575	(1,664,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$337,502,025	$(456,070)

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Changes in Net Assets

	BlackRock Systematic Multi-Strategy Fund		BlackRock Sustainable Emerging Markets Bond Fund
	Year Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$61,369,450	$22,279,406	$1,208,001	$1,038,011
Net realized gain (loss)	255,696,487	(57,645,927)	(854,109)	(549,947)
Net change in unrealized appreciation (depreciation)	20,436,088	59,597,480	(809,962)	1,144,043

Net increase (decrease) in net assets resulting from operations	337,502,025	24,230,959	(456,070)	1,632,107

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain
Institutional	(190,205,103)	(26,669,101)	(139,228)	(5,005)
Investor A	(8,791,602)	(1,467,609)	—	—
Investor C	(368,271)	(18,725)	—	—
Class K	(966,895)	(1,792)	(1,193,553)	(1,270,431)
Return of capital
Institutional	—	(778,698)	—	—
Investor A	—	(63,207)	—	—
Investor C	—	(877)	—	—
Class K	—	(154)	—	—

Decrease in net assets resulting from distributions to shareholders	(200,331,871)	(29,000,163)	(1,332,781)	(1,275,436)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,462,373,158	2,927,997,601	255,612	89,843

NET ASSETS
Total increase (decrease) in net assets	4,599,543,312	2,923,228,397	(1,533,239)	446,514
Beginning of year	3,275,850,844	352,622,447	24,432,782	23,986,268

End of year	$7,875,394,156	$3,275,850,844	$22,899,543	$24,432,782

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

70	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund

	Institutional

	Year Ended December 31,
	2021		2020		2019	2018	2017

Net asset value, beginning of year	$10.10		$9.88		$9.47	$10.15	$9.61

Net investment income(a)	0.11		0.14		0.23	0.29	0.22
Net realized and unrealized gain (loss)	0.51		0.21		0.56	(0.12)	0.73

Net increase from investment operations	0.62		0.35		0.79	0.17	0.95

Distributions(b)
From net investment income	(0.18)		(0.13)		(0.18)	(0.29)	(0.22)
From net realized gain	(0.09)		(0.00	)(c)	(0.20)	(0.56)	(0.19)
Return of capital	—		(0.00	)(c)	—	—	—

Total distributions	(0.27)		(0.13)		(0.38)	(0.85)	(0.41)

Net asset value, end of year	$10.45		$10.10		$9.88	$9.47	$10.15

Total Return(d)
Based on net asset value	6.19%		3.57%		8.43%	1.74%	10.00%

Ratios to Average Net Assets(e)
Total expenses	0.96	%(f)	0.99%		1.29%	2.33%	2.16%

Total expenses after fees waived and/or reimbursed	0.95%		0.95%		0.95%	0.95%	0.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.95%		0.95%		0.95%	0.95%	0.95%

Net investment income	1.09%		1.38%		2.27%	2.93%	2.19%

Supplemental Data
Net assets, end of year (000)	$7,451,022		$3,091,298		$277,782	$32,961	$27,328

Portfolio turnover rate(g)(h)	936%		503%		442%	426%	424%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	417%	258%	267%	220%	251%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	71

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor A

	Year Ended December 31,
	2021	2020		2019	2018	2017

Net asset value, beginning of year	$10.09	$9.87		$9.46	$10.15	$9.60

Net investment income(a)	0.08	0.14		0.20	0.22	0.19
Net realized and unrealized gain (loss)	0.51	0.19		0.58	(0.09)	0.74

Net increase from investment operations	0.59	0.33		0.78	0.13	0.93

Distributions(b)
From net investment income	(0.16)	(0.11)		(0.17)	(0.26)	(0.19)
From net realized gain	(0.09)	(0.00	)(c)	(0.20)	(0.56)	(0.19)
Return of capital	—	(0.00	)(c)	—	—	—

Total distributions	(0.25)	(0.11)		(0.37)	(0.82)	(0.38)

Net asset value, end of year	$10.43	$10.09		$9.87	$9.46	$10.15

Total Return(d)
Based on net asset value	5.85%	3.34%		8.25%	1.41%	9.83%

Ratios to Average Net Assets(e)
Total expenses	1.23%	1.31%		1.60%	2.73%	2.63%

Total expenses after fees waived and/or reimbursed	1.20%	1.20%		1.20%	1.20%	1.20%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.20%	1.20%		1.20%	1.20%	1.20%

Net investment income	0.81%	1.34%		1.95%	2.21%	1.94%

Supplemental Data
Net assets, end of year (000)	$369,323	$179,389		$74,536	$2,725	$1,469

Portfolio turnover rate(f)(g)	936%	503%		442%	426%	424%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	417%	258%	267%	220%	251%

(g)	Excludes underlying investments in total return swaps.

See notes to financial statements.

72	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Investor C

	Year Ended December 31,
	2021		2020		2019	2018	2017

Net asset value, beginning of year	$10.05		$9.87		$9.47	$10.16	$9.58

Net investment income(a)	0.02		0.01		0.08	0.20	0.12
Net realized and unrealized gain (loss)	0.50		0.24		0.62	(0.14)	0.73

Net increase from investment operations	0.52		0.25		0.70	0.06	0.85

Distributions(b)
From net investment income	(0.13)		(0.07)		(0.10)	(0.19)	(0.08)
From net realized gain	(0.09)		(0.00	)(c)	(0.20)	(0.56)	(0.19)
Return of capital	—		(0.00	)(c)	—	—	—

Total distributions	(0.22)		(0.07)		(0.30)	(0.75)	(0.27)

Net asset value, end of year	$10.35		$10.05		$9.87	$9.47	$10.16

Total Return(d)
Based on net asset value	5.18%		2.55%		7.43%	0.65%	8.97%

Ratios to Average Net Assets(e)
Total expenses	1.95	%(f)	2.07%		2.51%	3.48%	3.30%

Total expenses after fees waived and/or reimbursed	1.94%		1.95%		1.95%	1.95%	1.95%

Total expenses after fees waived and/or reimbursed and excluding excise tax	1.94%		1.95%		1.95%	1.95%	1.95%

Net investment income	0.15%		0.10%		0.76%	2.01%	1.18%

Supplemental Data
Net assets, end of year (000)	$17,977		$4,868		$305	$75	$67

Portfolio turnover rate(g)(h)	936%		503%		442%	426%	424%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Amount is greater than $(0.005) per share.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(g)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2021	2020	2019	2018	2017
Portfolio turnover rate (excluding MDRs)	417%	258%	267%	220%	251%

(h)	Excludes underlying investments in total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	73

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Systematic Multi-Strategy Fund (continued)

	Class K
	Year Ended December 31, 2021		Period from 09/29/20(a) to 12/31/20

Net asset value, beginning of period	$10.10		$10.22

Net investment income(b)	0.17		0.01
Net realized and unrealized gain (loss)	0.46		(0.06)

Net increase (decrease) from investment operations	0.63		(0.05)

Distributions(c)
From net investment income	(0.19)		(0.07)
From net realized gain	(0.09)		(0.00	)(d)
Return of capital	—		(0.00	)(d)

Total distributions	(0.28)		(0.07)

Net asset value, end of period	$10.45		$10.10

Total Return(e)
Based on net asset value	6.28%		(0.53	)%(f)

Ratios to Average Net Assets(g)
Total expenses	0.84	%(h)	0.99	%(i)

Total expenses after fees waived and/or reimbursed	0.83%		0.90	%(i)

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.83%		0.90	%(i)

Net investment income	1.58%		0.35	%(i)

Supplemental Data
Net assets, end of period (000)	$37,071		$296

Portfolio turnover rate(j)(k)	936%		503%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.
(i)	Annualized.
(j)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31, 2021	Period from 09/29/20(a) to 12/31/20
Portfolio turnover rate (excluding MDRs)	417%	258%

(k)	Excludes underlying investments in total return swaps.

See notes to financial statements.

74	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund

	Institutional
	Year Ended December 31,				Period from 07/27/17(a) to 12/31/17
	2021	2020	2019	2018

Net asset value, beginning of period	$9.74	$9.59	$8.83	$9.93	$10.00

Net investment income(b)	0.42	0.41	0.46	0.37	0.21
Net realized and unrealized gain (loss)	(0.60)	0.24	0.77	(0.95)	(0.06)

Net increase (decrease) from investment operations	(0.18)	0.65	1.23	(0.58)	0.15

Distributions from net investment income(c)	(0.47)	(0.50)	(0.47)	(0.52)	(0.22)

Net asset value, end of period	$9.09	$9.74	$9.59	$8.83	$9.93

Total Return(d)
Based on net asset value	(1.86)%	7.20%	14.07%	(5.95)%	1.53	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.63%	1.72%	1.58%	1.86%	1.35	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.68%	0.68%	0.68%	0.67%	0.65	%(g)

Net investment income	4.49%	4.43%	4.81%	3.95%	4.93	%(g)

Supplemental Data
Net assets, end of period (000)	$220	$146	$48	$44	$50

Portfolio turnover rate	55%	80%	68%	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.03%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	75

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Sustainable Emerging Markets Bond Fund (continued)

	Class K
	Year Ended December 31,				Period from 07/27/17(a) to 12/31/17
	2021	2020	2019	2018

Net asset value, beginning of period	$9.73	$9.59	$8.83	$9.93	$10.00

Net investment income(b)	0.43	0.41	0.46	0.38	0.21
Net realized and unrealized gain (loss)	(0.59)	0.23	0.77	(0.96)	(0.06)

Net increase (decrease) from investment operations	(0.16)	0.64	1.23	(0.58)	0.15

Distributions from net investment income(c)	(0.48)	(0.50)	(0.47)	(0.52)	(0.22)

Net asset value, end of period	$9.09	$9.73	$9.59	$8.83	$9.93

Total Return(d)
Based on net asset value	(1.67)%	7.18%	14.17%	(5.87)%	1.55	%(e)

Ratios to Average Net Assets(f)
Total expenses	1.67%	1.59%	1.45%	1.70%	1.31	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.59%	0.59%	0.59%	0.59%	0.59	%(g)

Net investment income	4.54%	4.52%	4.90%	4.03%	4.98	%(g)

Supplemental Data
Net assets, end of period (000)	$22,679	$24,287	$23,938	$22,042	$24,770

Portfolio turnover rate	55%	80%	68%	59%	23%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.98%.

See notes to financial statements.

76	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock Funds IV and BlackRock Funds V (each, a “Trust” or collectively, the “Trusts”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Systematic Multi-Strategy Fund	Systematic Multi-Strategy Fund	Diversified
BlackRock Sustainable Emerging Markets Bond Fund.	Sustainable Emerging Markets Bond Fund	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A Shares distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares.	No	Yes	(b)	To Investor A Shares after approximately 8 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)	A CDSC of 1.00% is assessed on certain redemptions of Investor C Shares made within one year after purchase.

On June 9, 2021, the Board of Trustees of the Trust (the “Board”) approved a change in the name of the Fund from BlackRock Emerging Markets Bond Fund to BlackRock Sustainable Emerging Markets Bond Fund. The Board also approved certain changes to the Fund’s investment objective, investment strategies and investment process. In addition, the investment adviser has changed the benchmark indices against which the Fund compares its performance. These changes became effective on October 15, 2021.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as

NOTES TO FINANCIAL STATEMENTS	77

Notes to Financial Statements  (continued)

“Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of December 31, 2021, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, to-be-announced (“TBA”) sale commitments, futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investments to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly for Sustainable Emerging Markets Bond Fund and declared and paid annually for Systematic Multi-Strategy Fund. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

78	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

NOTES TO FINANCIAL STATEMENTS	79

Notes to Financial Statements  (continued)

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.

In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedules of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

80	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statements of Operations, including those at termination.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

NOTES TO FINANCIAL STATEMENTS	81

Notes to Financial Statements  (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket of underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparties are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

82	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Average Daily Net Assets	Systematic Multi-Strategy Fund
First $1 billion	0.80%
$1 billion — $3 billion	0.75
$3 billion — $5 billion	0.72
$5 billion — $10 billion	0.70
Greater than $10 billion	0.68

Investment Advisory Fees
Average Daily Net Assets	Sustainable Emerging Markets Bond Fund
First $1 billion.	0.55%
$1 billion — $2 billion	0.51
$2 billion — $3 billion	0.48
Greater than $3 billion	0.46

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Systematic Multi-Strategy Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Systematic Multi-Strategy Fund
Share Class	Service Fees	Distribution Fees
Investor A	0.25%	N/A
Investor C	0.25	0.75%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates/reimburses BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended December 31, 2021, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Fund Name	Investor A	Investor C	Total
Systematic Multi-Strategy Fund	$800,729	$95,172	$895,901

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees
First $500 million	0.0425%
$500 million — $1 billion.	0.0400
$1 billion — $2 billion	0.0375
$2 billion — $4 billion	0.0350
$4 billion — $13 billion.	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended December 31, 2021, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$1,073,329	$64,058	$1,904	$1,626	$1,140,917
Sustainable Emerging Markets Bond Fund	623	—	—	4,709	5,332

NOTES TO FINANCIAL STATEMENTS	83

Notes to Financial Statements  (continued)

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2021, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Total
Systematic Multi-Strategy Fund	$2,601	$26	$2,627
Sustainable Emerging Markets Bond Fund	54	—	54

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the year ended December 31, 2021, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$4,753	$1,091	$95	$—	$5,939
Sustainable Emerging Markets Bond Fund.	20	—	—	63	83

For the year ended December 31, 2021, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$6,355,646	$466,960	$10,085	$325	$6,833,016
Sustainable Emerging Markets Bond Fund	3,175	—	—	1,865	5,040

Other Fees: For the year ended December 31, 2021, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A
Systematic Multi-Strategy Fund	$10,079

For the year ended December 31, 2021, affiliates received CDSCs as follows:

Fund Name	Investor A	Investor C
Systematic Multi-Strategy Fund	$3,845	$5,073

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended December 31, 2021, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Systematic Multi-Strategy Fund	$407,140
Sustainable Emerging Markets Bond Fund	426

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2021, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Investor C	Class K
Systematic Multi-Strategy Fund	0.95%	1.20%	1.95%	0.90%
Sustainable Emerging Markets Bond Fund	0.68	—	—	0.59

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2023, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended December 31, 2021, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
Sustainable Emerging Markets Bond Fund	$264,545

84	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Fund Name	Administration Fees Waived
Sustainable Emerging Markets Bond Fund	$11,329

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived – class specific and transfer agent fees waived and/or reimbursed – class specific, respectively, in the Statements of Operations. For the year ended December 31, 2021, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived – Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$162,110	$63,601	$128	$1	$225,840
Sustainable Emerging Markets Bond Fund.	331	—	—	4,709	5,040

	Transfer Agent Fees Waived and/or Reimbursed – Class Specific
Fund Name	Institutional	Investor A	Investor C	Class K	Total
Systematic Multi-Strategy Fund	$1,767	$30,227	$22	$1	$32,017
Sustainable Emerging Markets Bond Fund	663	—	—	1,864	2,527

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time. Effective May 19, 2022, for Systematic Multi-Strategy Fund, and effective July 27, 2024, for Emerging Markets Bond Fund, the repayment arrangement between each Fund and the Manager pursuant to which such Fund may be required to repay amounts waived and/or reimbursed under each Fund’s contractual caps on net expenses will be terminated.

For the year ended December 31, 2021, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

Fund Name	Institutional	Investor C	Class K
Systematic Multi-Strategy Fund	$66,018	$902	$62

As of December 31, 2021, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring
Fund Name/Fund Level/Share Class	May 19, 2022
Systematic Multi-Strategy Fund
Fund Level	$8,566
Institutional	670,504
Investor A	208,574
Investor C	1,569
Class K	2

	Expiring
Fund Name/Fund Level/Share Class	December 31, 2022	December 31, 2023
Sustainable Emerging Markets Bond Fund
Fund Level.	$223,272	$275,874
Institutional	57	994
Class K	4,661	6,573

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on December 31, 2021:

Expired
Fund Name/Fund Level/Share Class	December 31, 2021
Systematic Multi-Strategy Fund
Fund Level.	$347,082

NOTES TO FINANCIAL STATEMENTS	85

Notes to Financial Statements  (continued)

Expired
Fund Name/Fund Level/Share Class	December 31, 2021
Institutional	8,387
Investor A	62,945
Investor C	—
Class K	—
Sustainable Emerging Markets Bond Fund
Fund Level	$197,841
Institutional	30
Class K	4,802

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended December 31, 2021, the Sustainable Emerging Markets Bond Fund did not participate in the Interfund Lending Program.

The Systematic Multi-Strategy Fund activity in the Interfund Lending Program during the period for which loans were no longer outstanding was as follows:

	Borrower or Lender	Average Loan Balance(a)	Weighted Average Interest Rate	Interest Income
Systematic Multi-Strategy Fund.	Lender	$25,000	0.59%	$1

(a)	Reflects actual activity for the period.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended December 31, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Fund Name	Purchases	Sales	Net Realized Gain (Loss)
Systematic Multi-Strategy Fund	$—	$1,215,196	$17,745

7.	PURCHASES AND SALES

For the year ended December 31, 2021, purchases and sales of investments, including paydowns/payups mortgage dollar rolls, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$57,661,220,572	$53,899,751,667
Sustainable Emerging Markets Bond Fund	13,917,517	13,796,115

For the year ended December 31, 2021, purchases and sales related to mortgage dollar rolls were as follows:

Fund Name	Purchases	Sales
Systematic Multi-Strategy Fund	$29,883,538,896	$29,889,422,076

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

86	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to nondeductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)
Systematic Multi-Strategy Fund	$(64,308)	$64,308

The tax character of distributions paid was as follows:

Fund Name	Year Ended 12/31/21	Year Ended 12/31/20
Systematic Multi-Strategy Fund
Ordinary income	$173,216,359	$28,157,227
Long-term capital gains	27,115,512	—
Return of capital	—	842,936

	$200,331,871	$29,000,163

Sustainable Emerging Markets Bond Fund
Ordinary income	$1,332,781	$1,275,436

As of December 31, 2021, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Qualified Late-Year Loss(c)	Total
Systematic Multi-Strategy Fund	$76,300,189	$9,046,360	$—	$45,740,100	$(4,053,202)	$127,033,447
Sustainable Emerging Markets Bond Fund	130,509	—	(2,432,129)	(91,308)	—	(2,392,928)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the realization for tax purposes of unrealized gains on constructive sales, the accounting for swap agreements, the classification of investments, and amortization methods for premiums on fixed income securities.

(c)	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

During the year ended December 31, 2021, the Fund listed below utilized the following amount of its capital loss carryforward:

Fund Name	Amounts
Systematic Multi-Strategy Fund	$14,425,410

As of December 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Systematic Multi-Strategy Fund	$10,149,000,398	$250,047,048	$(203,216,090)	$46,830,958
Sustainable Emerging Markets Bond Fund	22,487,771	1,136,062	(1,225,580)	(89,518)

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month London Interbank Offered Rate (“LIBOR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2022 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2021, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also

NOTES TO FINANCIAL STATEMENTS	87

Notes to Financial Statements  (continued)

be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

88	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a Fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedules of Investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the LIBOR. Although many LIBOR rates will cease to be published or no longer will be representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Systematic Multi-Strategy Fund
Institutional
Shares sold	488,514,597	$5,079,938,866	313,757,236	$3,180,691,392
Shares issued in reinvestment of distributions	17,578,211	183,516,524	2,559,501	25,870,980
Shares redeemed	(99,217,185)	(1,032,036,570)	(38,368,636)	(388,028,447)

	406,875,623	$4,231,418,820	277,948,101	$2,818,533,925

Investor A
Shares sold and automatic conversion of shares	28,435,742	$293,585,920	14,113,467	$143,367,057
Shares issued in reinvestment of distributions	831,331	8,670,790	150,864	1,522,722
Shares redeemed	(11,653,480)	(121,420,721)	(4,030,662)	(40,338,338)

	17,613,593	$180,835,989	10,233,669	$104,551,441

Investor C
Shares sold	1,374,606	$14,251,310	475,985	$4,838,834
Shares issued in reinvestment of distributions	35,070	362,626	1,947	19,602
Shares redeemed and automatic conversion of shares	(156,928)	(1,616,706)	(24,659)	(246,201)

	1,252,748	$12,997,230	453,273	$4,612,235

Class K(a)
Shares sold	3,637,726	$38,369,029	29,354	$300,000
Shares issued in reinvestment of distributions	15,313	159,863	—	—
Shares redeemed	(133,653)	(1,407,773)	—	—

	3,519,386	$37,121,119	29,354	$300,000

	429,261,350	$4,462,373,158	288,664,397	$2,927,997,601

(a)	The share class commenced operation on September 29, 2020.

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name/Share Class	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Bond Fund
Institutional
Shares sold	464,091	$4,490,976	9,892	$89,151
Shares issued in reinvestment of distributions	14,506	136,867	261	2,466
Shares redeemed	(469,346)	(4,374,827)	(189)	(1,774)

	9,251	$253,016	9,964	$89,843

NOTES TO FINANCIAL STATEMENTS	89

Notes to Financial Statements  (continued)

	Year Ended 12/31/21		Year Ended 12/31/20
Fund Name/Share Class (continued)	Shares	Amounts	Shares	Amounts
Sustainable Emerging Markets Bond Fund (continued)
Class K
Shares sold	304	$2,809	—	$—
Shares issued in reinvestment of distributions	4	39	—	—
Shares redeemed	(27)	(252)	—	—

	281	$2,596	—	$—

	9,532	$255,612	9,964	$89,843

As of December 31, 2021, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Class K	Total
Systematic Multi-Strategy Fund	—	29,354	29,354
Sustainable Emerging Markets Bond Fund	5,000	2,495,000	2,500,000

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

90	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Sustainable Emerging Markets Bond Fund and BlackRock Systematic Multi-Strategy Fund and the Board of Trustees of BlackRock Funds V and BlackRock Funds IV:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Sustainable Emerging Markets Bond Fund (formerly BlackRock Emerging Markets Bond Fund) of BlackRock Funds V, and of BlackRock Systematic Multi-Strategy Fund of BlackRock Funds IV, (the “Funds”), including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
BlackRock Sustainable Emerging Markets Bond Fund	For each of the four years in the period ended December 31, 2021 and for the period from July 27, 2017 (commencement of operations) through December 31, 2017
BlackRock Systematic Multi-Strategy Fund	For each of the five years in the period ended December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	91

Important Tax Information  (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended December 31, 2021:

Fund Name	Qualified Dividend Income
Systematic Multi-Strategy Fund	$10,861,371

The Fund hereby designates the following amount, or maximum amount allowable by law, as capital gain dividends, subject to a long-term capital gains tax rate of not greater than 20%, for the fiscal year ended December 31, 2021:

Fund Name	20% Rate Long-Term Capital Gain Dividends
Systematic Multi-Strategy Fund	$27,115,512

The Fund intends to pass through to its shareholders the following amount, or maximum amount allowable by law, of foreign source income earned and foreign taxes paid for the fiscal year ended December 31, 2021:

Fund Name	Foreign Source Income Earned	Foreign Taxes Paid
Sustainable Emerging Markets Bond Fund.	$1,218,795	$—

The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended December 31, 2021 qualified for the dividends-received deduction for corporate shareholders:

Fund Name	Dividends-Received Deduction
Systematic Multi-Strategy Fund	4.19%

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended December 31, 2021:

Fund Name	Interest Dividend
Systematic Multi-Strategy Fund	$77,593,701
Sustainable Emerging Markets Bond Fund	1,232,121

The Fund hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended December 31, 2021:

Fund Name	Interest Related Dividends	Qualified Short-Term Capital Gains
Systematic Multi-Strategy Fund	$72,025,278	$41,782,267

92	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement Regarding Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), BlackRock Funds IV and BlackRock Funds V (the “Trusts”) have adopted and implemented a liquidity risk management program (the “Program”) for BlackRock Systematic Multi-Strategy Fund and BlackRock Sustainable Emerging Markets Bond Fund (the “Funds”), each a series of the respective Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trusts, on behalf of the Funds, met on November 18-19, 2021 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Advisors, LLC or BlackRock Fund Advisors (“BlackRock”), each an investment adviser to certain BlackRock funds, as the program administrator for each Fund’s Program, as applicable. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2020 through September 30, 2021 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including the imposition of capital controls in certain countries.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Where a fund participated in borrowings for investment purposes (such as tender option bonds or reverse repurchase agreements), such borrowings were factored into the Program’s calculation of a fund’s liquidity bucketing. Derivative exposure was also considered in such calculation.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each Fund’s reasonably anticipated trading size (“RATS”). Each Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered the terms of the credit facility committed to each Fund, the financial health of the institution providing the facility and the fact that the credit facility is shared among multiple funds (including that a portion of the aggregate commitment amount is specifically designated for BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds V). The Committee also considered other types of borrowing available to the Funds, such as the ability to use reverse repurchase agreements and interfund lending, as applicable.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM	93

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2019)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 102 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2019)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 102 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.
Michael J. Castellano 1946	Trustee (Since 2019)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 102 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2019)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 102 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.
Frank J. Fabozzi(d) 1948	Trustee (Since 2019)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 104 Portfolios	None

94	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 102 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 102 Portfolios	The Boeing Company since 2021.
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 102 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).
R. Glenn Hubbard 1958	Trustee (Since 2019)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 102 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.
W. Carl Kester(d) 1951	Trustee (Since 2019)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 104 Portfolios	None
Catherine A. Lynch(d) 1961	Trustee (Since 2019)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 104 Portfolios	None

TRUSTEE AND OFFICER INFORMATION	95

Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	103 RICs consisting of 261 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 263 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trustee’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998. Certain other Independent Trustees became members of the boards of the closed-end funds in the Fixed-Income Complex as follows: Michael J. Castellano, 2011; Cynthia L. Egan, 2016; and Catherine A. Lynch, 2016.

(d) Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.

96	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Trusts.

TRUSTEE AND OFFICER INFORMATION	97

Additional Information

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

98	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

ADDITIONAL INFORMATION	99

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

BRL	Brazilian Real

CAD	Canadian Dollar

CNH	Chinese Yuan

EGP	Egyptian Pound

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

KRW	South Korean Won

MXN	Mexican Peso

PLN	Polish Zloty

RUB	New Russian Ruble

SEK	Swedish Krona

SGD	Singapore Dollar

TRY	Turkish Lira

USD	United States Dollar

ZAR	South African Rand

Portfolio Abbreviation

BBSW	Bank Bill Swap Rate

CMT	Constant Maturity Treasury

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GMTN	Global Medium-Term Note

HIBOR	Hong Kong Interbank Offered Rate

JIBAR	Johannesburg Interbank Average Rate

JSC	Joint Stock Company

LIBOR	London Interbank Offered Rate

MXIBOR	Mexico Interbank Offered Rate

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SOFR	Secured Overnight Financing Rate

SONIA	Sterling Overnight Interbank Average Rate

SORA	Singapore Overnight Rate Average

STACR	Structured Agency Credit Risk

STIBOR	Stockholm Interbank Offered Rate

TBA	To-Be-Announced

WIBOR	Warsaw Interbank Offered Rate

100	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FIXINC-12/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization. Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche (“D&T) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$64,943	$65,688	$207	$4,000	$35,800	$26,800	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Systematic Multi-Strategy Fund	$36,007	$30,800

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds IV

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds IV

Date: February 24, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Funds IV

Date: February 24, 2022